                S  A  L  O  M  O  N     B  R  O  T  H  E  R  S

                           Variable Series Funds Inc

                                  A n n u a l
                                  R e p o r t
                                    2 0 0 0

                              December 31, 2000



                              .   INVESTORS FUND

SALOMON BROTHERS VARIABLE SERIES FUNDS INC

Our Message to You

Dear Shareholder:

We are pleased to provide you with the annual report for the Salomon Brothers Variable Investors Fund ("Fund") for the year ended December 31, 2000./1/ This letter discusses general economic and market conditions as well as major Fund developments during the reporting period. A detailed summary of performance and current Fund holdings, along with the audited financial statements for the year ended December 31, 2000 can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

Investment Strategy

The Fund continues to focus on stocks with attractive valuations and favorable earnings growth prospects. And while no guarantees can be made, we are confi-dent that our value strategy should continue to reward shareholders over time.

Performance Update

The Fund's shares returned 15.24%/2/ for the year ended December 31, 2000. In comparison, the Standard & Poor's 500 Index ("S&P 500")/3/ and the Lipper Inc./4/ peer group average of large-cap value funds returned a negative 9.10% and 1.32%, respectively, for the same period.

Market Review

The stock market retreated from its five-year record of 20% plus returns in 2000, as the S&P 500 declined 9.10%. In several respects, the stock market's performance in 2000 reversed many of the trends that had contributed to strong gains in prior years. The significant decline in a number of large-cap growth stocks (primarily in the technology sector) that had fueled the market's performance in prior years penalized performance in 2000. The technology sector of the S&P 500, which gained 75% in 1999, declined 40% in 2000. The utilities sector, which was the worst-performing sector in 1999, was the best-performing

________
/1/ The Fund is an underlying investment option of variable annuity products. A variable annuity product is a contract issued by an insurance company in which the annuity premium (a set amount of dollars) is immediately turned into a unit of a portfolio of securities. Upon retirement, the policyholder is paid according to accumulated units whose dollar value varies according to the performance of the securities within the subaccount. Its objective is to preserve, through investment, the purchasing value of the annuity which otherwise is subject to erosion through inflation.

/2/ The performance return cited above does not reflect the reduction of initial charges and expenses imposed in connection with investing in variable annuity of contracts such as administrative fees, account charges and surrender charges, which if reflected, would reduce the performance of the Fund. Past performance is not indicative of future results.

/3/ The S&P 500 is a market capitalization-weighted measure of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.

/4/ Lipper Inc. is a major fund-tracking organization.

group in 2000, posting a 54% return. Value stocks,/5/ which had underperformed for several years, had a strong year. The Standard & Poor's Barra Value Index/6/ gained 6% versus a 22% decline in the Standard & Poor's Barra Growth Index./7/

In our view, the S&P 500 was vulnerable because a number of the largest stocks in the S&P 500 had very high valuations. As some of those stocks faltered, they had a significant impact on the S&P 500 due to its market capitalization weighting. For example, Microsoft Corp., Lucent Technologies Inc., WorldCom Inc., Dell Computer Corp. and America Online Corp. all declined more than 50%. Microsoft, which represented 4.9% of the S&P 500 at the beginning of 1999, fell 63% during the year ended December 31, 2000. On an equal weighted basis, the S&P 500 actually rose 12% during 2000, which demonstrates the negative impact that many large-capitalization stocks had on the S&P 500.

The stock market started 2000 with the same strong momentum that had driven performance in the prior year. In the first two months of the year, the technology sector continued to reach new highs, but by mid March investors began to take profits. The Nasdaq Composite Index/8/, which had been up as much as 24% in the first ten weeks of 2000, declined precipitously from that point on and finished the year down 39%, its worst performance since its inception in 1971. Defensive sectors, such as utilities, healthcare, financials and consumer staples benefited from the rotation out of technology. Technology stocks rallied in August but gave back those gains in September. The decline in the technology sector accelerated dramatically during the fourth quarter of 2000. Earnings pre-announcements and revenue growth concerns at a number of high-profile technology companies fueled the decline.

HIGHLIGHTS

At the beginning of 2000, the Fund took advantage of the market's fixation on the technology sector by continuing to reduce its tech holdings and adding to sectors that had fallen out of favor like healthcare, financials and consumer staples. The Fund benefited from these moves as investors rotated out of technology and into more defensive sectors in the early spring of 2000. The Fund remained relatively overweight in consumer staples throughout the year, which aided performance. (Of course, past performance is not indicative of future results.)

The top four contributors to the Fund's performance during the reporting period all came from the consumer staples sector. They included The Pepsi Bottling Group, Inc, R.J. Reynolds Tobacco Holdings, Inc., Philip Morris Companies and Safeway, Inc. These four stocks accounted for more than half of the Fund's performance. As in the broad market, technology and

____________
/5/ Value stocks are the shares of those companies whose shares are considered to be inexpensive relative to their asset values or earning power.

/6/ The Standard & Poor's Barra Value Index is a capitalization-weighted index composed of stocks of the S&P 500 with lower price-to-book ratios relative to the S&P 500 as a whole. Please note that an investor cannot invest directly in an index.

/7/ Standard & Poor's Barra Growth Index is a capitalization-weighted index composed of stocks of the S&P 500 with higher price-to-book ratios relative to the S&P 500 as a whole. Please note that an investor cannot invest directly in an index.

/8/ The Nasdaq Composite Index is a market value-weighted index that measures all domestic and non- U.S. based securities listed on the NASDAQ stock market. Please note that an investor cannot invest directly in an index.

communication stocks penalized performance. WorldCom, Inc., National Semiconductor Corp., Gateway Inc., Compaq Computer Corp. and Computer Associates International Inc. filled out the bottom of the list.

OUTLOOK

We expect the stock market to remain choppy in the first half of 2001. The U.S. economy is clearly decelerating much more quickly than most investors had expected. As a result, we expect to see continued weakness in corporate profits across many different industries. Although the Federal Reserve Board is expected to continue cutting interest rates, these rate cuts typically take time to work their way through the economy. As we look toward the second half of 2001, we do expect stronger performance in the stock market as the economy recovers. Lower interest rates, lower energy costs and stabilization of the stock market should help moderate the economic slowdown that we expect in the first half of the year.

The Fund continues to focus on stocks with attractive valuations and favorable earnings growth prospects. Recently, we reduced the weightings of certain defensive sectors, including healthcare and consumer staples, as a result of their strong performance. We have taken advantage of the weakness in technology to add modestly to selected positions in the technology sector. We are currently focused on adding to positions that we believe will outperform as the economy recovers. And while no assurances can be made, overall, we believe that the Fund is well-positioned for this type of environment.

We appreciate your investment with the Salomon Brothers Variable Investors Fund and we look forward to serving your financial needs in the years ahead.

Cordially,


/s/ Heath B. McLendon                     /s/ John B. Cummingham


Heath B. McLendon                         John B. Cummingham
Chairman and President                    Vice President

January 12, 2001

The information provided in this letter represents the opinion of the managers and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund. Please refer to pages 5 through 7 for a list and percentage breakdown of the Fund's holdings. Also, please note that any discussion of the Fund's holdings is of December 31, 2000 and is subject to change.

The graph to the right depicts the performance of the Investors Fund versus the Standard & Poor's 500 Index. It is important to note that the Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

HISTORICAL PERFORMANCE (unaudited) SALOMON BROTHERS VARIABLE INVESTORS FUND Comparison of $10,000 Investment in the Fund with Standard & Poor's 500 Index

                                    [GRAPH]

                                             Standard & Poor's
                           Investors Fund     500 Stock Index
               2/17/98        $10,000             $10,000
               12/98           11,056              12,179
               12/99           12,345              14,738
               12/31/2000      14,224              14,547

Past performance is not predictive of future performance. The graph does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

---------------------------------------------------------------------------------------------------------
Historical Performance
---------------------------------------------------------------------------------------------------------
                                      Net Asset Value
                                      ---------------
                                    Beginning      End        Income       Capital Gain       Total
Year Ended                           of Year     of Year     Dividends     Distributions     Returns+
=========================================================================================================
12/31/00                            $ 12.23      $ 13.59     $ 0.10            $ 0.41         15.24%
---------------------------------------------------------------------------------------------------------
12/31/99                              11.01        12.23       0.06              0.00         11.65
---------------------------------------------------------------------------------------------------------
2/17/98*-- 12/31/98                   10.00        11.01       0.05              0.00         10.55++
=========================================================================================================
                                                             $ 0.21            $ 0.41
=========================================================================================================

---------------------------------------------------------------------------------------------------------
Average Annual Total Returns+
---------------------------------------------------------------------------------------------------------
Year Ended 12/31/00                                                                           15.24%
---------------------------------------------------------------------------------------------------------
2/17/98* through 12/31/00                                                                     13.07
=========================================================================================================

---------------------------------------------------------------------------------------------------------
Cumulative Total Return+
---------------------------------------------------------------------------------------------------------
2/17/98* through 12/31/00                                                                     42.24%
=========================================================================================================

+ Assumes the reinvestment of all dividends and capital gains distributions at net asset value. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Total returns may also reflect a voluntary expense limitation imposed by Salomon Brothers Asset Management Inc to limit total Fund operating expenses. Absent this expense limitation, total returns for the Fund would be lower. Expense limitations may be revised or terminated.

++ Total return is not annualized, as it may not be representative of the total return for the year.

*  Commencement of operations.

Schedule of Investments
December 31, 2000


  Shares                           Security                             Value

--------------------------------------------------------------------------------
 COMMON STOCK -- 88.4%
 Basic Industries -- 4.7%
   89,100  Alcoa Inc...............................................   $2,984,850
   36,200  The Dow Chemical Co.....................................    1,325,825
   58,300  International Paper Co..................................    2,379,369
                                                                      ----------
                                                                       6,690,044
                                                                      ----------

 Capital Goods -- 2.4%
   34,100  Honeywell International Inc.............................    1,613,356
   43,700  Ingersoll-Rand Co.......................................    1,829,938
                                                                      ----------
                                                                       3,443,294
                                                                      ----------

 Communications -- 9.1%
   27,600  ALLTEL Corp.............................................    1,723,275
   55,100  AT&T Corp...............................................      953,919
   57,200  General Motors Corp., Class H Shares+...................    1,315,600
  213,000  Genuity Inc.+...........................................    1,078,313
   45,300  SBC Communications Inc..................................    2,163,075
   81,100  Verizon Communications Inc. ............................    4,065,138
  126,000  WorldCom, Inc.+.........................................    1,764,000
                                                                      ----------
                                                                      13,063,320
                                                                      ----------

 Consumer Cyclicals -- 5.7%
   61,600  Costco Wholesale Corp.+*................................    2,460,150
   94,400  Federated Department Stores, Inc.+......................    3,304,000
   76,500  Target Corp.............................................    2,467,125
                                                                      ----------
                                                                       8,231,275
                                                                      ----------

 Consumer Non-Cyclicals -- 14.8%
   53,600  AT&T Corp. - Liberty Media, Class A Shares+.............      726,950
    4,300  Coca-Cola Enterprises Inc...............................       81,700
   44,800  The Gillette Co. .......................................    1,618,400
   39,400  Kimberly-Clark Corp. ...................................    2,785,186
   67,000  McDonald's Corp.*.......................................    2,278,000
   64,300  The News Corp. Ltd., ADR ...............................    1,868,719
   65,700  The Pepsi Bottling Group, Inc. .........................    2,623,894
   55,800  Philip Morris Cos. Inc. ................................    2,455,200
   52,000  R.J. Reynolds Tobacco Holdings, Inc.....................    2,535,000
   87,000  Ralston Purina Group....................................    2,272,875
   31,500  Safeway Inc.+...........................................    1,968,750
                                                                      ----------
                                                                      21,214,674
                                                                      ----------

 Energy -- 8.0%
   20,900  Amerada Hess Corp. .....................................    1,527,006
   37,800  Burlington Resources Inc................................    1,908,900
   74,800  Conoco Inc., Class A Shares.............................    2,141,150
   32,200  Royal Dutch Petroleum Co., NY Shares....................    1,950,113
   29,200  Total Fina S.A. ADR.....................................    2,122,475
   23,500  Transocean Sedco Forex Inc. ............................    1,081,000
   26,200  USX-Marathon Group......................................      727,050
                                                                      ----------
                                                                      11,457,694
                                                                      ----------

                       See Notes to Financial Statements.

Schedule of Investments
December 31, 2000 (continued)


  Shares                          Security                             Value

--------------------------------------------------------------------------------
 Financial Services -- 20.2%
   22,700  American Express Co. .................................   $  1,247,081
   18,200  American General Corp. ...............................      1,483,300
   44,100  Bank of America Corp..................................      2,023,087
   57,800  The Bank of New York Co., Inc. .......................      3,189,837
   52,900  The Chase Manhattan Corp.++...........................      2,403,644
   24,400  Comerica Inc..........................................      1,448,750
   75,500  FleetBoston Financial Corp............................      2,835,969
   28,300  Freddie Mac...........................................      1,949,162
   43,300  Household International, Inc..........................      2,381,500
   35,500  MBNA Corp.............................................      1,311,281
   28,600  Morgan Stanley Dean Witter & Co. .....................      2,266,550
   25,100  SunTrust Banks, Inc. .................................      1,581,300
   68,200  U.S. Bancorp..........................................      1,990,588
   55,100  Washington Mutual, Inc................................      2,923,744
                                                                    ------------
                                                                      29,035,793
                                                                    ------------

 Health Care -- 3.5%
   16,900  American Home Products Corp...........................      1,073,995
   17,400  Merck & Co., Inc......................................      1,629,075
   51,100  Novartis A.G. ADR ....................................      2,286,725
                                                                    ------------
                                                                       4,989,795
                                                                    ------------

 Real Estate Investment Trust -- 0.8%
   10,400  Boston Properties, Inc................................        452,400
   23,700  Equity Office Properties Trust........................        773,212
                                                                    ------------
                                                                       1,225,612
                                                                    ------------

 Technology -- 14.9%
   90,800  3Com Corp.+...........................................        771,800
  161,800  Compaq Computer Corp..................................      2,435,090
   50,000  Computer Associates International, Inc. ..............        975,000
   77,500  Dell Computer Corp.+..................................      1,351,406
   67,300  Gateway Inc.+.........................................      1,210,727
   51,300  Hewlett-Packard Co....................................      1,619,156
   17,900  Intel Corp............................................        541,475
   31,500  International Business Machines Corp. ................      2,677,500
   96,900  Motorola, Inc.........................................      1,962,225
   69,400  National Semiconductor Corp.+.........................      1,396,675
   39,400  Palm, Inc.+...........................................      1,115,513
   56,300  SCI Systems, Inc.+....................................      1,484,913
   61,500  Solectron Corp.+......................................      2,084,850
   29,900  Tellabs, Inc.+........................................      1,689,350
                                                                    ------------
                                                                      21,315,680
                                                                    ------------

 Transportation -- 1.8%
   44,200  Canadian National Railway Co..........................      1,312,187
   42,600  Canadian Pacific Ltd..................................      1,216,762
                                                                    ------------
                                                                       2,528,949
                                                                    ------------

 Utilities -- 2.5%
   19,800  The Coastal Corp......................................      1,748,587
   44,800  The Williams Cos., Inc................................      1,789,200
                                                                    ------------
                                                                       3,537,787
                                                                    ------------
           TOTAL COMMON STOCK (Cost -- $117,895,470).............    126,733,917
                                                                    ------------

                       See Notes to Financial Statements.

Schedule of Investments
December 31, 2000 (continued)

 Face Amount                       Security                           Value

-------------------------------------------------------------------------------

 CONVERTIBLE CORPORATE BONDS -- 0.1%
 Communications -- 0.1%
 $   150,000 NTL Inc., 7.000% due 12/15/08 (Cost -- $166,800)...   $    116,063
                                                                   ------------

 Contracts
 ---------
 PURCHASED OPTIONS+ -- 0.0%
             Costco Wholesale Corp., Put @ $32.50, Expire
          72 1/20/01............................................          2,250
         115 McDonald's Corp., Put @ $30.00, Expire 1/20/01.....          2,156
                                                                   ------------
             TOTAL PURCHASED OPTIONS
             (Cost -- $24,908)..................................          4,406
                                                                   ------------

             SUB-TOTAL INVESTMENTS
             (Cost -- $118,087,178).............................    126,854,386
                                                                   ------------

 Face Amount
 -----------
 REPURCHASE AGREEMENT -- 11.5%
 $16,433,000 Warburg Dillon Read LLC, 5.950% due 1/2/01;
              Proceeds at maturity -- $16,443,864;
              (Fully collateralized by U.S. Treasury Bonds,
              7.875% due 8/15/01;
              Market value -- $16,762,043) (Cost --
              $16,433,000)......................................     16,433,000
                                                                   ------------

             TOTAL INVESTMENTS -- 100%
             (Cost -- $134,520,178**)...........................   $143,287,386
                                                                   ============

------
 +  Non-income producing security.
 * The following securities were held in escrow at December 31, 2000, to cover outstanding call options written:

                                Market Value
     Securities Held                 of                              Number of
        in Escrow        Shares  Securities   Written Call Options   Contracts
  ----------------------------------------------------------------------------

  Costco Wholesale Corp.  7,200   $287,550   Costco Wholesale Corp.,     72
                                              1/20/01 @ $35.00
  McDonald's Corp.       11,500    391,000   McDonald's Corp.,          115
                                              1/20/01 @ $35.00

 ++ On January 2, 2001 Chase Manhattan Corp. and J.P. Morgan & Co. merged to form J.P. Morgan Chase & Co.
**  Aggregate cost for Federal income tax purposes is substantially the same.

 Abbreviation used in this schedule:
 ADR -- American Depository Receipt.


                       See Notes to Financial Statements.

Statement of Assets and Liabilities
December 31, 2000

ASSETS:
 Investments, at value (Cost -- $118,087,178)..................... $126,854,386
 Repurchase agreement, at value (Cost -- $16,433,000).............   16,433,000
 Cash.............................................................          276
 Receivable for Fund shares sold..................................      332,312
 Dividend and interest receivable.................................      192,239
 Deferred organization costs......................................       13,336
                                                                   ------------
 Total Assets.....................................................  143,825,549
                                                                   ------------
LIABILITIES:
 Payable for securities purchased.................................    1,297,723
 Management fee payable...........................................       72,822
 Written options, at value (Premiums received -- $19,703) (Note
  5)..............................................................       48,047
 Administration fee payable.......................................        5,202
 Accrued expenses.................................................       71,920
                                                                   ------------
 Total Liabilities................................................    1,495,714
                                                                   ------------
Total Net Assets.................................................. $142,329,835
                                                                   ============
NET ASSETS:
 Par value of capital shares...................................... $     10,477
 Capital paid in excess of par value..............................  131,663,991
 Undistributed net investment income..............................          760
 Accumulated net realized gain on investments and options.........    1,915,743
 Net unrealized appreciation of investments and options...........    8,738,864
                                                                   ------------
Total Net Assets.................................................. $142,329,835
                                                                   ============
Shares Outstanding................................................   10,476,963
                                                                   ------------
Net Asset Value, per share........................................       $13.59
                                                                   ------------

                       See Notes to Financial Statements.

Statement of Operations
For the Year Ended December 31, 2000

INVESTMENT INCOME:
 Dividends........................................................  $ 1,328,872
 Interest.........................................................      406,231
 Less: Foreign withholding tax....................................      (13,145)
                                                                    -----------
 Total Investment Income..........................................    1,721,958
                                                                    -----------

EXPENSES:
 Management fee (Note 2)..........................................      597,953
 Administration fee (Note 2)......................................       42,711
 Audit and legal..................................................       39,183
 Shareholder communications.......................................       34,350
 Registration fees................................................       22,315
 Custody..........................................................       15,184
 Shareholder and system servicing fees............................        9,684
 Amortization of deferred organization costs......................        6,228
 Directors' fees..................................................        4,732
 Other............................................................        7,896
                                                                    -----------
 Total Expenses...................................................      780,236
                                                                    -----------
Net Investment Income.............................................      941,722
                                                                    -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND OPTIONS
 (NOTES 3 AND 5):
 Realized Gain (Loss) From:
 Security transactions (excluding short-term securities)..........    6,167,770
 Options purchased................................................      (54,153)
 Options written..................................................      222,400
                                                                    -----------
 Net Realized Gain................................................    6,336,017
                                                                    -----------

 Change in Net Unrealized Appreciation of Investments and Options:
 Beginning of year................................................    3,812,813
 End of year......................................................    8,738,864
                                                                    -----------
 Increase in Net Unrealized Appreciation..........................    4,926,051
                                                                    -----------
Net Gain on Investments and Options...............................   11,262,068
                                                                    -----------
Increase in Net Assets From Operations............................  $12,203,790
                                                                    ===========

                       See Notes to Financial Statements.

Statements of Changes in Net Assets
For the Years Ended December 31,

                                                          2000         1999
                                                      ------------  -----------
OPERATIONS:
 Net investment income..............................  $    941,722  $   254,537
 Net realized gain (loss)...........................     6,336,017      (17,460)
 Increase in net unrealized appreciation............     4,926,051    2,451,587
                                                      ------------  -----------
 Increase in Net Assets From Operations.............    12,203,790    2,688,664
                                                      ------------  -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income..............................      (939,796)    (265,202)
 Net realized gains.................................    (4,116,787)          --
                                                      ------------  -----------
 Decrease in Net Assets From Distributions to
  Shareholders......................................    (5,056,583)    (265,202)
                                                      ------------  -----------
FUND SHARE TRANSACTIONS (NOTE 9):
 Net proceeds from sale of shares...................    89,774,409   42,532,124
 Net asset value of shares issued for reinvestment
  of dividends......................................     5,056,583      265,202
 Cost of shares reacquired..........................   (12,190,297)  (5,716,552)
                                                      ------------  -----------
 Increase in Net Assets From Fund Share
  Transactions......................................    82,640,695   37,080,774
                                                      ------------  -----------
Increase in Net Assets..............................    89,787,902   39,504,236
NET ASSETS:
 Beginning of year..................................    52,541,933   13,037,697
                                                      ------------  -----------
 End of year*.......................................  $142,329,835  $52,541,933
                                                      ============  ===========
* Includes undistributed net investment income of:..          $760           --
                                                      ============  ===========


                       See Notes to Financial Statements.

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Salomon Brothers Variable Investors Fund ("Fund") is a separate diversified investment portfolio of the Salomon Brothers Variable Series Funds Inc ("Series") whose primary investment objective is to seek long-term growth of capital and secondarily current income. The Series, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company and consists of this Fund and seven other investment portfolios: Salomon Brothers Variable Capital Fund, Salomon Brothers Variable Total Return Fund, Salomon Brothers Variable High Yield Bond Fund, Salomon Brothers Variable Strategic Bond Fund, Salomon Brothers Variable Small Cap Growth Fund, Salomon Brothers Variable U.S. Government Income Fund and Salomon Brothers Variable Asia Growth Fund. As of December 31, 2000, the Salomon Brothers Variable U.S. Government Income Fund and Salomon Brothers Variable Asia Growth Fund had not yet commenced operations. The financial statements and financial highlights for the other investment portfolios are presented in separate shareholder reports. The Fund and each other investment portfolio of the Series is offered exclusively for use with certain variable annuity and variable life insurance contracts offered through the separate accounts of various life insurance companies and qualified pension and retirement plans.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities traded in the over-the-counter market and securities for which no sales price was reported are valued at the mean of the current bid and asked prices; debt securities are valued using either prices or estimates of market values provided by market makers or independent pricing services; securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates market value; (d) dividend income is recorded on the ex-dividend date; foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (e) interest income, adjusted for accretion of original issue or market discount, is recorded on the accrual basis; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are recorded as currency gains or losses; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 2000, reclassifications were made to the capital accounts of the Fund to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; (j) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve the Fund from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

Organization costs amounting to $31,250 were incurred with the organization of the Fund. These costs are being amortized ratably over a five year period from commencement of operations.

2. Management Agreement and Transactions with Affiliated Persons

Salomon Brothers Asset Management Inc ("SBAM"), a wholly owned subsidiary of Salomon Brothers Holding Co. Inc., which, in turn, is wholly owned by Salomon Smith Barney Holdings, Inc. ("SSBH"), acts as investment manager to the Fund. Under the investment management agreement, the Fund pays an investment management fee calculated at the annual rate of 0.70% of its average daily net assets. This fee is calculated daily and paid monthly.

Notes to Financial Statements
(continued)

SBAM also acts as administrator to the Fund. As compensation for its services, the Fund pays SBAM a fee calculated at an annual rate of 0.05% of its average daily net assets. This fee is calculated daily and paid monthly. SBAM has delegated its responsibilities as administrator to SSB Citi Fund Management LLC ("SSBC"), an affiliate of SBAM, pursuant to a Sub-Administration Agreement between SBAM and SSBC.

CFBDS, Inc. acts as the Fund's distributor. For the year ended December 31, 2000, Salomon Smith Barney Inc., another subsidiary of SSBH, and its affiliates received brokerage commissions of $2,256.

3. Investments

During the year ended December 31, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

Purchases......................................................... $119,662,927
                                                                   ============
Sales............................................................. $ 52,253,322
                                                                   ============

At December 31, 2000, the aggregate gross unrealized appreciation and deprecia-tion of investments for Federal income tax purposes were substantially as fol-lows:

Gross unrealized appreciation..................................... $ 19,004,252
Gross unrealized depreciation.....................................  (10,237,044)
                                                                   ------------
Net unrealized appreciation....................................... $  8,767,208
                                                                   ============

4. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the seller at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

5. Options Contracts

The Fund may from time to time enter into options contracts. Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At December 31, 2000, the Fund held purchased put options with a total cost of $24,908.

When the Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call

Notes to Financial Statements
(continued)

option is exercised the proceeds of the security sold will be increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The Fund enters into options for hedging purposes. The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

The following written call option transactions occurred during the year ended December 31, 2000:

                                                            Number of
                                                            Contracts Premiums
                                                            --------- ---------
Options written, outstanding at December 31, 1999..........    220    $ 117,925
Options written............................................    793      187,077
Options canceled in closing purchase transactions..........   (463)    (167,485)
Options exercised .........................................    (52)     (43,062)
Options expired............................................   (311)     (74,752)
                                                              ----    ---------
Options written, outstanding at December 31, 2000..........    187    $  19,703
                                                              ====    =========

The following represents the written call option contracts open at December 31, 2000:

 Number of                                                     Strike
  Contracts                                         Expiration Price   Value
 ----------                                         ---------- ------ --------
     72     Costco Wholesale Corp................    1/20/01    $35   $(40,500)
    115     McDonald's Corp......................    1/20/01     35     (7,547)
                                                                      --------
            Total Options Written (Premiums
             received -- $19,703)................                     $(48,047)
                                                                      ========

6. Securities Traded on a When Issued Basis

The Fund may from time to time purchase securities on a when-issued basis. In a when-issued transaction, the Fund commits to purchasing securities which have not yet been issued by the issuer. Securities purchased on a when-issued basis, are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into the when-issued transaction, cash or other liquid securities are segregated to cover the amount of the purchase price of the when-issued security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At December 31, 2000, the Fund did not hold any when-issued securities.

7. Securities Traded on a To-Be-Announced Basis

The Fund may trade securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in Government National Mortgage Association ("GNMA") or other government agency transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash or other liquid securities are segregated in the amount of the TBA transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At December 31, 2000, the Fund did not hold any TBA securities.

Notes to Financial Statements
(continued)

8. Lending of Securities

The Fund may lend its securities to brokers, dealers and other financial organizations. The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded in interest income. Loans of securities by the Fund are collateralized by cash or other liquid securities that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At December 31, 2000, the Fund did not have any securities on loan.

9. Capital Stock

At December 31, 2000, the Series had 10,000,000,000 shares of capital stock authorized with a par value of $0.001 per share. Each share represents an equal proportionate interest and has an equal entitlement to any dividends and distributions made by the Fund.

Transactions in shares were as follows:

                                              Year Ended        Year Ended
                                           December 31, 2000 December 31, 1999
                                           ----------------- -----------------
Shares sold...............................     6,754,880         3,579,315
Shares issued on reinvestment of
 dividends................................       373,180            21,756
Shares reacquired.........................      (946,316)         (489,624)
                                               ---------         ---------
Net Increase..............................     6,181,744         3,111,447
                                               =========         =========

Financial Highlights

For a share of capital stock outstanding for the year ended December 31:

                                                     2000     1999    1998(1)
                                                   --------  -------  -------
Net Asset Value, Beginning of Year................   $12.23   $11.01   $10.00
                                                   --------  -------  -------
Income From Operations:
 Net investment income (2)........................     0.10     0.06     0.05
 Net realized and unrealized gain ................     1.77     1.22     1.01
                                                   --------  -------  -------
 Total Income From Operations.....................     1.87     1.28     1.06
                                                   --------  -------  -------
Less Distributions From:
 Net investment income............................    (0.10)   (0.06)   (0.05)
 Net realized gains...............................    (0.41)      --       --
 Capital..........................................       --       --    (0.00)*
                                                   --------  -------  -------
 Total Distributions..............................    (0.51)   (0.06)   (0.05)
                                                   --------  -------  -------
Net Asset Value, End of Year......................   $13.59   $12.23   $11.01
                                                   ========  =======  =======
Total Return (3)..................................    15.24%   11.65%   10.55%++
Net Assets, End of Year (000s).................... $142,330  $52,542  $13,038
Ratios to Average Net Assets:
 Expenses (2)(4)..................................     0.91%    0.98%    1.00%+
 Net investment income............................     1.10     0.91     1.14+
Portfolio Turnover Rate...........................       65%      51%      62%

------
(1) For the period from February 17, 1998 (commencement of operations) through December 31, 1998.
(2) SBAM has waived all or a portion of its management fees for the year ended December 31, 1999 and the period ended December 31, 1998. In addition, SBAM has reimbursed the Fund for $17,030 in expenses for the period ended December 31, 1998. If such fees were not waived or expenses not reimbursed, the per share decrease in net investment income and the actual expense ratio would have been as follows:

                                    Decrease in Net  Expense Ratios Without
                                   Investment Income   Fee Waivers and/or
                                       Per Share     Expense Reimbursements
                                   ----------------- ----------------------
           1999...................       $0.01                1.15%
           1998...................        0.04                2.07+

(3) Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Total returns may also reflect a voluntary expense limitation imposed by Salomon Brothers Asset Management Inc to limit total Fund operating expenses. Absent this expense limitation, total returns for the Fund would be lower. Expense limitations may be revised or terminated.
(4) As a result of a voluntary expense limitation, expense ratios will not exceed 1.00%.
 *  Amount represents less than $0.01 per share.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

Report of Independent Accountants

To the Board of Directors and Shareholders of Salomon Brothers Variable Investors Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Salomon Brothers Variable Investors Fund ("Fund") at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period February 17, 1998 (commencement of operations) through December 31, 1998, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, NY
February 14, 2001


--------------------------------------------------------------------------------

      Tax Information
      (unaudited)

For Federal tax purposes the Fund hereby designates for the fiscal year ended December 31, 2000:

  . A corporate dividends received deduction of 23.86%.

  . Total long-term capital gain distributions paid of $1,569,354.

Salomon Brothers Variable Series Funds Inc

Investment Manager
      Salomon Brothers Asset Management Inc
      7 World Trade Center
      New York, New York 10048

Custodian
      PFPC Trust Company
      17th and Chestnut Streets
      Philadelphia, Pennsylvania 19103

Legal Counsel
      Simpson Thacher & Bartlett
      425 Lexington Avenue
      New York, New York 10017

Independent Accountants
      PricewaterhouseCoopers LLP
      1177 Avenue of the Americas
      New York, New York 10036

Officers
Heath B. Mclendon
      Chairman and President
Lewis E. Daidone
      Executive Vice President and Treasurer
Ross S. Margolies
      Executive Vice President
Beth A. Semmel
      Executive Vice President
Peter J. Wilby
      Executive Vice President
George J. Williamson
      Executive Vice President
John B. Cunningham
      Vice President
Anthony Pace
      Controller
Christina T. Sydor
      Secretary

Directors
Charles F. Barber
      Consultant; formerly Chairman; ASARCO Incorporated
Carol L. Colman
      Consultant, Colman Consulting
Daniel P. Cronin
      Vice President-General Counsel,
      Pfizer International Inc.
Heath B. Mclendon
      Chairman and President;
      Managing Director, Salomon Smith Barney Inc.
      President and Director, SSB Citi Fund Management LLC and Travelers Investment Advisers, Inc.

                           ====================
                                Salomon Brothers
                                ====================
                                    Asset Management

              SEVEN WORLD TRADE CENTER . NEW YORK, NEW YORK 10048

S A L O M O N  B R O T H E R S                                 A n n u a l
 Variable Series Funds Inc                                     R e p o r t
                                                               2 0 0 0

                                                               December 31, 2000


[PICTURE]                                                      .    CAPITAL FUND

[LOGO]    SALOMON BROTHERS VARIABLE SERIES FUNDS INC
          Our Message to You

          Dear Shareholder:
          We are pleased to provide you with the annual report for the Salomon Brothers Variable Capital Fund ("Fund")/1/ for the year ended December 31, 2000. This letter discusses general economic and market conditions as well as major Fund developments during the period. A detailed summary of performance and current Fund holdings can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

          Investment Strategy and Performance Update
          The Fund seeks capital appreciation through investments primarily in common stocks or securities convertible into common stocks. The Fund seeks to achieve its investment objective through investments in securities that are believed to have above-average price appreciation potential. The Fund invests primarily in stocks of U.S. companies. These companies may range in size from established large capitalization companies (over $5 billion in market capitalization) to small capitalization companies (i.e., less than $1 billion in market capitalization) at the beginning of their life cycles. Please note that such investments may also involve above-average risk. The Fund may invest in seasoned, established companies, relatively small new companies, as well as new issues.

          For the year ended December 31, 2000, the Fund returned 18.24%./2/ In comparison, the Russell 3000 Index/3/ and the Standard and Poor's 500 Index ("S&P 500")/4/ posted negative total returns of 7.46% and 9.10%, respectively, for the same period. Past performance is not indicative of future results.

          The Fund's investment strategy is known as a broad market strategy. We attempt to find the best opportunities across the market, wherever they may be. It is an "all cap" or "multicap" strategy in that we invest in large-, small- and mid-size companies. Our strategy can also be characterized as a "style neutral" or "blend" portfolio in that we purchase both growth and value

          _________________
          /1/ The Fund is an underlying investment option of various variable annuity products. A variable annuity product is a contract issued by an insurance company where the annuity premium (a set amount of dollars) is immediately turned into units of a portfolio of securities. Upon retirement, the policy holder is paid according to accumulated units whose dollar value varies according to the performance of the securities within the sub accounts. Its objective is to preserve, through investment, the purchasing value of the annuity which otherwise is subject to erosion through inflation.
          /2/ The performance return cited above does not reflect the reduction of initial charges and expenses imposed in connection with investing in variable annuity contracts such as administrative fees, account charges and surrender charges, which if reflected, would reduce the performance of the Fund. Past performance is not indicative of future results.
          /3/ The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Please note that an investor cannot invest directly in an index.
          /4/ The S&P 500 is a market capitalization-weighted measure of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.

          stocks./5/ (In fact, one of our primary goals is to find out of favor value stocks that we think may blossom into growth stocks. These can sometimes include some of our best performers because we buy them when they are inexpensive and hold them through the entire period of appreciation as the market recognizes their true potential.)

          Because the Fund owns some stocks from most categories, it has the opportunity to own some promising securities under most market conditions and our strategy can result in a unique, diversified portfolio of stocks. We think that these are two key advantages to our investment strategy./6/

          Another aspect of our core investment style is a "bottom-up"/7/ stock picking strategy. We focus on understanding a company's business, its strategy, its competitive position and its industry. We also determine if management is credible and has the right team to lead the company. Our financial analysis focuses on the company's resources to meet its goals, the consistency of the numbers to determine their quality (for instance, are receivables growing much faster than sales?, a sign that current sales may overstate the long term trend) and is used as a framework for valuation and risk assessment. These and other factors are what drive our stock selection process. If we think that the risk and reward trade-off for a particular company's stock is favorable, we will generally invest.

          As portfolio managers, we have a role in addition to stock picking; we need to put all the individual security selections into a portfolio that meets a set of investment objectives. We use tools such as diversification and position weighting to determine exactly how much of each security to own in the portfolio. For instance, in the Fund, our best ideas generally get very high weightings, as much as 5% of the portfolio on occasion. This strategy, known as high position con-centration, can generate above-market return potential if executed properly. (Of course, past performance is not indicative of future results.)

          At the same time, we always factor in excess risk. A good idea that has a very high-risk profile tends to get lower weighting, such as 1% of the portfolio, in order to diversify risk and dampen portfolio volatility. And while no guarantees can be made, this way we look to take on individual risks on behalf of our shareholders while seeking to avoid an overly risky portfolio.

          _____________
          5 Value investing consists of identifying securities of companies that are believed to be undervalued in the market. Growth investing focuses on the stocks of corporations that are exhibiting or are expected to exhibit faster-than-average growth within their industry.

          6 Of course, investors can also lose money in the sub-account if our judgement about the attractiveness, relative value or potential appreciation of a particular sector or security proves to be incorrect.

          7 Bottom-up investing is an asset management style that focuses on the analysis of individual stocks instead of basing decisions on economic or market trends.

          Market Overview and Outlook
          What a difference a year makes. When we review 2000, and the update we provided you in last year's annual report, everything has indeed changed. While the first ten weeks of 2000 were a continuation of the trends of 1999, an abrupt sell-off in biotechnology stocks triggered a change in market psychology spreading to all momentum areas such as technology. Nearly all the trends of 1999 were reversed as the year unfolded. As a result, after their 1999 period of perceived obsolescence, the tried and true ways of running companies and investing in their stocks made a roaring comeback. No longer were unprofitable sales and theoretical business plans more important than actual cash flow and profit. Stocks of companies that produced increasing losses declined while stable growers were rewarded. Companies with solid business strategies, barriers to entry, low cost structures, and experienced management teams came back with a vengeance. The Fund, which continues to be managed in the traditional fashion of using fundamental analysis and stock selection, we believe performed solidly in this environment. (Past performance is not indicative of future results.)

          When we look at the top ten contributors to last year's performance we see a diversified mix of companies that had contributions ranging from almost 1% to over 4%. These included companies from the consumer, technology, healthcare, energy and industrial sectors. As previously noted, this diversification of investment ideas is the hallmark of the Fund's strategy. By having a mix of investments from different, often uncorrelated areas, we look to create a portfolio that seeks to generate a potential for higher return without increasing volatility.

          Looking forward to 2001, we see many of the long-term trends from 2000 intact while others are at a point of changing. While the economic trend appears to be changing for the worse, we still believe that the Internet is one of the major technological innovations of our lifetimes. Likewise, we still think that established companies should be the primary beneficiaries of the Internet as they implement new technology to increase sales and reduce costs. The "dot.com" bubble of 1999 through 2000 is fast unfolding and it is now clear to almost everyone that these start-ups will not inherit the earth. That said, with all the capital devoted to this new technology, some good ideas have emerged.

          When you look through the Fund's portfolio you will notice that for the first time we have added some meaningful positions in Internet-related companies. True to our style, we have not bought concept stocks but instead focused on established Internet infrastructure companies such as:

               . Genuity Inc.-- One of this Internet backbone's predecessor companies was involved with forming the Internet;

               . United Global Communications, Inc. and NTL Inc.-- These cable companies are rolling out telephony and Internet access in their European markets, developing a "triple play" strategy of offering media, telephony and internet access all in one bundled package; and

               . Verizon Communications Inc. and SBC Communications Inc. -- These "baby bells" offer portfolios of telecom services including high speed Internet access through DSL (Digital Subscriber Line) technology.

          Moreover, we owned special situations like "dot.com" type companies based on hard asset values. Our DoubleClick, Inc. and Amazon.com Inc. convertible positions represent "busted" convertibles. These bonds still have equity sensitivity but have declined in value to the point their market prices are well exceeded by the cash on the balance sheets of their issuing companies. Their yield to maturity at year end prices were 16.98% and 20.99%, respectively. In a similar vein, our Viant Corp. position is trading at roughly net cash per share, valuing the rest of the business at nothing.

          In our investment strategy we do not expect all of these positions to generate returns. If we are correct, some of them may be top performers. At the same time, due to the depressed prices and strong asset coverage of our purchases, we have sought to reduce the potential losses from our mistakes while seeking significant upside potential from top performers. Additionally, we maintain relatively small (about 1%) positions in what we view to be the riskiest securities in order to further diversify risk. (Of course there are no guarantees that our expectations will be met.)

          When you look at the top ten positions in the portfolio at the end of 2000, you will notice some concentration. Stocks that will do well in a difficult economic environment (consumer staples and healthcare), stocks that do well when the economy starts to recover (retailers), and stocks with depressed valuations (telecommunication services). In our opinion, these are the direct result of our careful analysis of the upside potential and business risks of the companies on an individual basis. In our investment style, themes develop by summing the individual picks, not the other way around.

          Despite the Fund's positive performance in technology last year, we had relatively low weights in this sector due to deteriorating fundamentals that at year-end were not fully reflected in stock prices. As the market starts to recognize the difficulty that many technology companies will face in the 2001 through 2002 period, we think an opportunity may emerge to add to mainstream stocks in this sector. And while no guarantees can be given, we are also positive about the long-term prospects for our telecommunications services holdings because we believe this industry stands to benefit from our expectations for higher technology spending over time. Moreover, we are bullish on the potential of our healthcare service holdings because of consolidation, demographics, and recently enacted Medicare reimbursement legislation. (Of course, there are no guarantees that our expectations will be met and our holdings and weighting of these holdings in the portfolio are subject to change.)

          Whether our investment style is in favor, such as during the last nine months of 2000, or out of favor such as in 1999, you should expect the Fund to continue to apply its investment strategy consistently in the future. It is our philosophy that growth in recurring sales, cash flow and earnings drives stock prices up over time. It is our approach to invest in those companies that have these characteristics and our belief that if we are successful at finding these companies, the Fund can generate consistent returns regardless of the investment flavor of the moment. (Of course, no assurances can be given that this will in fact occur.)

          Thank you for your investment in the Salomon Brothers Variable Capital Fund.


          Sincerely,


          /s/ Heath B. McLendon                        /s/ Ross S. Margolies


          Heath B. McLendon                            Ross S. Margolies
          Chairman and President                       Executive Vice President

          February 5, 2001

          The information in this letter represents the opinion of the manager and is not intended to be a forecast of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund. Please refer to pages 7 through 9 for a list and percentage break- down of the Fund's holdings. Also, please note any discussion of the Fund's holdings is as of December 31, 2000 and is subject to change.

The following graph depicts the performance of the Capital Fund versus the Russell 3000 Index. It is important to note that the Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

HISTORICAL PERFORMANCE (unaudited)
SALOMON BROTHERS VARIABLE CAPITAL FUND
Comparison of $10,000 Investment in the Fund with the Russell 3000 Index

                                    [GRAPH]

                          Capital Fund   Russell 3000 Index
             2/17/98        $10,000          $10,000
             6/98            10,971           10,932
             12/98           11,812           11,788
             6/99            13,374           13,123
             12/99           14,420           14,246
             6/00            16,794           14,382
             12/31/2000      17,048           13,184



Past performance is not predictive of future performance. The graph does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender changes which, if reflected, would reduce the performance shown.

Historical Performance

                                                    Net Asset Value
                                                    ---------------
                                             Beginning           End            Income            Capital Gain       Total
Year Ended                                   of Year           of Year         Dividends         Distributions      Returns+
==================================================================================================================================
12/31/00                                     $ 13.67           $15.10          $  0.08           $  0.96             18.24%
----------------------------------------------------------------------------------------------------------------------------------
12/31/99                                       11.57            13.67             0.07              0.39             22.08
----------------------------------------------------------------------------------------------------------------------------------
2/17/98*-- 12/31/98                            10.00            11.57             0.09              0.15             18.12++
==================================================================================================================================
                                                                               $  0.24           $  1.50
==================================================================================================================================

Average Annual Total Returns+

Year Ended 12/31/00                                                                                                  18.24%
----------------------------------------------------------------------------------------------------------------------------------
2/17/98* through 12/31/00                                                                                            20.44
==================================================================================================================================

Cumulative Total Return+

2/17/98* through 12/31/00                                                                                            70.48%
==================================================================================================================================

+ Assumes the reinvestment of all dividends and capital gains distributions at net asset value. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Total returns may also reflect a voluntary expense limitation imposed by Salomon Brothers Asset Management Inc to limit total Fund operating expenses. Absent this expense limitation, total returns for the Fund would be lower. Expense limitations may be revised or terminated.

++ Total return is not annualized, as it may not be representative of the total return for the year.

*    Commencement of operations.

Schedule of Investments
December 31, 2000

  Shares                          Security                             Value

-------------------------------------------------------------------------------
 COMMON STOCK -- 85.4%

 Basic Industries -- 7.5%
   79,200 AK Steel Holding Corp...................................  $   693,000
   42,500 Alcoa Inc...............................................    1,423,750
   20,000 International Paper Co..................................      816,250
   23,900 OM Group, Inc...........................................    1,305,538
  162,300 PolyOne Corp............................................      953,513
                                                                    -----------
                                                                      5,192,051
                                                                    -----------
 Capital Goods -- 1.1%
   18,400 Ingersoll-Rand Co.......................................      770,500
                                                                    -----------
 Communications -- 12.6%
   69,000 Dobson Communications Corp., Class A Shares+............    1,009,125
   31,700 General Motors Corp., Class H Shares+...................      729,100
  134,300 Genuity Inc.+...........................................      679,893
   18,700 NTL Inc.+...............................................      447,631
   21,300 Rogers Wireless Communications Inc., Class B Shares+....      376,744
   26,500 SBC Communications Inc..................................    1,265,375
   57,500 UnitedGlobalCom, Inc., Class A Shares+..................      783,438
   39,400 Verizon Communications Inc..............................    1,974,925
  105,500 WorldCom, Inc.+.........................................    1,477,000
                                                                    -----------
                                                                      8,743,231
                                                                    -----------
 Consumer Cyclicals -- 11.6%
   72,500 Costco Wholesale Corp.+#................................    2,895,468
   84,100 Federated Department Stores, Inc.+......................    2,943,500
   10,971 Fine Host Corp.*+.......................................      102,891
   71,100 Staples, Inc.+..........................................      839,869
   47,800 Wendy's International, Inc. ............................    1,254,750
                                                                    -----------
                                                                      8,036,478
                                                                    -----------
 Consumer Non-Cyclicals -- 16.3%
   16,000 About.com, Inc.+........................................      431,000
   21,800 AT&T Corp. - Liberty Media, Class A Shares+.............      295,662
          Delhaize America, Inc.:
    2,799  Class A Shares ........................................       49,507
   42,900  Class B Shares ........................................      772,200
  111,800 Hormel Foods Corp. .....................................    2,082,275
   41,700 John B. Sanfilippo & Son, Inc.+.........................      166,800
   31,800 Michael Foods, Inc......................................      957,975
   36,800 The News Corp. Ltd., ADR................................    1,069,500
   37,400 Pathmark Stores, Inc.+..................................      617,100
   38,600 The Pepsi Bottling Group, Inc. .........................    1,541,588
   58,600 PRIMEDIA Inc.+..........................................      699,538
   30,700 Safeway Inc.+...........................................    1,918,750
   65,600 Sinclair Broadcast Group, Inc., Class A Shares+.........      658,050
                                                                    -----------
                                                                     11,259,945
                                                                    -----------
 Energy -- 9.6%
   40,800 3TEC Energy Corp.+......................................      724,200
   13,700 Caminus Corp.+..........................................      318,525
   26,700 Diamond Offshore Drilling, Inc. ........................    1,068,000
   25,600 Paradigm Geophysical Ltd.+..............................      115,200
   39,500 R&B Falcon Corp.+.......................................      906,031
   16,500 SEACOR SMIT Inc.+.......................................      868,313
   37,400 Suncor Energy, Inc......................................      960,713

                       See Notes to Financial Statements.

Schedule of Investments
December 31, 2000 (continued)

  Shares                          Security                             Value

-------------------------------------------------------------------------------
 Energy -- 9.6% (continued)
  111,700 Tesoro Petroleum Corp.+.................................  $ 1,298,513
   10,600 Tosco Corp. ............................................      359,738
                                                                    -----------
                                                                      6,619,233
                                                                    -----------
 Financial Services -- 7.9%
   18,800 The Bank of New York Co., Inc. .........................    1,037,525
   13,300 Bank United Corp., Class A Shares.......................      906,893
   39,600 Banknorth Group, Inc.  .................................      789,525
   42,400 FleetBoston Financial Corp. ............................    1,592,650
   26,500 Mercantile Bankshares Corp..............................    1,144,469
                                                                    -----------
                                                                      5,471,062
                                                                    -----------
 Health Care -- 9.2%
   31,800 HCA-The Healthcare Co. .................................    1,399,518
   32,000 Health Management Associates, Inc., Class A Shares+.....      664,000
    8,099 Invitrogen Corp.+.......................................      699,551
   52,900 Ligand Pharmaceuticals Inc., Class B Shares+............      740,600
   16,000 Merck & Co., Inc. ......................................    1,498,000
   30,200 Novartis AG, ADR........................................    1,351,450
                                                                    -----------
                                                                      6,353,119
                                                                    -----------
 Real Estate Investment Trust -- 1.0%
   21,100 Equity Office Properties Trust..........................      688,387
                                                                    -----------
 Technology -- 8.6%
   49,200 3Com Corp.+ ............................................      418,200
   52,800 Advanced Micro Devices, Inc.+ ..........................      729,300
   25,500 CommScope, Inc.+........................................      422,343
   42,700 Compaq Computer Corp. ..................................      642,635
   52,200 Latitude Communications, Inc.+..........................      202,275
   21,100 NVIDIA Corp.+...........................................      691,355
   48,900 Organic, Inc.+..........................................       39,731
   10,800 Palm, Inc.+.............................................      305,775
    2,800 Plantronics Inc.+.......................................      131,600
   75,600 Razorfish, Inc.+........................................      122,850
   81,100 Scient Corp.+...........................................      263,575
   26,400 Solectron Corp.+........................................      894,960
  165,000 Viant Corp.+............................................      654,844
  146,600 Visual Networks, Inc.+..................................      476,450
                                                                    -----------
                                                                      5,995,893
                                                                    -----------
          TOTAL COMMON STOCK
          (Cost -- $56,999,799)...................................   59,129,899
                                                                    -----------

                       See Notes to Financial Statements.

Schedule of Investments
December 31, 2000 (continued)

    Face
   Amount                         Security                           Value

-----------------------------------------------------------------------------
 CONVERTIBLE CORPORATE BONDS -- 3.3%

 Energy -- 0.8%
 $1,100,000 Friede Goldman Halter, Inc., 4.500% due 9/15/04....   $   577,500
                                                                  -----------
 Technology -- 2.5%
  2,110,000 Amazon.com, Inc., 4.750% due 2/1/09................       791,250
  1,575,000 DoubleClick, Inc., 4.750% due 3/15/06..............       925,312
                                                                  -----------
                                                                    1,716,562
                                                                  -----------
            TOTAL CONVERTIBLE CORPORATE BONDS
            (Cost -- $2,649,872)...............................     2,294,062
                                                                  -----------
 CORPORATE BONDS -- 0.0%

 Financial Services -- 0.0%
            ContiFinancial Corp., Sr. Notes, 8.125% due
    195,000 4/11/08+++ (Cost -- $18,140).......................        30,225
                                                                  -----------
 Contracts

-------
 PURCHASED OPTIONS+ -- 0.4%
            Costco Wholesale Corp., Put @ $32.5, Expire
         39 1/20/01............................................         1,219
            S&P 500 Index:
         79 Put @ $1,275, Expire 1/20/01.......................       110,600
         31 Put @ $1,300, Expire 1/20/01.......................        65,875
         27 Put @ $1,275, Expire 2/17/01.......................        73,913
                                                                  -----------
            TOTAL PURCHASED OPTIONS
            (Cost -- $326,727).................................       251,607
                                                                  -----------
            SUB-TOTAL INVESTMENTS
            (Cost -- $59,994,538)..............................    61,705,793
                                                                  -----------
 Face
 Amount

-------
 REPURCHASE AGREEMENT-- 10.9%
 $7,535,000 Warburg Dillon Read LLC, 5.950% due 1/2/01;
            Proceeds at maturity -- $7,539,981;
            (Fully collateralized by U.S. Treasury Bonds,
            11.750% due 11/15/14; Market value -- $7,686,855)
            (Cost -- $7,535,000)...............................     7,535,000
                                                                  -----------
            TOTAL INVESTMENTS -- 100%
            (Cost -- $67,529,538**)............................   $69,240,793
                                                                  ===========

------
+ Non-income producing security.
* Security valued in accordance with fair valuation procedures.
# The following security was held in escrow at December 31, 2000, to cover out-standing call options written:

                            Market Value
    Security Held                of                              Number of
      in Escrow      Shares  Securities   Written Call Options   Contracts
  ------------------------------------------------------------------------
   Costco Wholesale  2,900    $115,818   Costco Wholesale Corp.,     29
    Corp.                                 1/20/01 @ $35.00

++  Security is currently in default.
 ** Aggregate cost for Federal income tax purposes is substantially the same.

  Abbreviation used in this schedule:
  ADR -- American Depository Receipt.

                       See Notes to Financial Statements.

Statement of Assets and Liabilities
December 31, 2000

ASSETS:
 Investments, at value (Cost -- $59,994,538)....................... $61,705,793
 Repurchase agreement, at value (Cost -- $7,535,000)...............   7,535,000
 Cash..............................................................         980
 Receivable for Fund shares sold...................................     272,353
 Receivable for securities and options sold........................   1,147,389
 Receivable from investment manager................................      13,358
 Dividend and interest receivable..................................     100,733
 Deferred organization costs.......................................      13,336
                                                                    -----------
 Total Assets......................................................  70,788,942
                                                                    -----------
LIABILITIES:
 Payable for securities and options purchased......................   1,980,188
 Payable for Fund shares purchased.................................      16,741
 Written options, at value (Premiums received -- $2,994) (Note 5)..      10,694
 Administration fee payable........................................       2,544
 Accrued expenses..................................................      54,053
                                                                    -----------
 Total Liabilities.................................................   2,064,220
                                                                    -----------
Total Net Assets................................................... $68,724,722
                                                                    ===========
NET ASSETS:
 Par value of capital shares....................................... $     4,551
 Capital paid in excess of par value...............................  65,761,827
 Undistributed net investment income...............................         837
 Accumulated net realized gain from security transactions and
  options..........................................................   1,253,952
 Net unrealized appreciation of investments and options............   1,703,555
                                                                    -----------
Total Net Assets................................................... $68,724,722
                                                                    ===========
Shares Outstanding.................................................   4,550,703
                                                                    -----------
Net Asset Value, per share.........................................      $15.10
                                                                    -----------

                       See Notes to Financial Statements.

Statement of Operations
For the Year Ended December 31, 2000

INVESTMENT INCOME:
 Dividends.........................................................  $  404,137
 Interest..........................................................     349,333
 Less: Foreign withholding tax.....................................      (1,054)
                                                                     ----------
 Total Investment Income...........................................     752,416
                                                                     ----------
EXPENSES:
 Management fee (Note 2)...........................................     340,849
 Shareholder communications........................................      38,186
 Audit and legal...................................................      38,081
 Custody...........................................................      30,237
 Administration fee (Note 2).......................................      20,050
 Registration fees.................................................      13,782
 Shareholder and system servicing fees.............................       9,488
 Amortization of deferred organization costs.......................       6,228
 Directors' fees...................................................       4,732
 Other.............................................................       5,819
                                                                     ----------
 Total Expenses....................................................     507,452
 Less: Management fee waiver (Note 2)..............................    (106,453)
                                                                     ----------
 Net Expenses......................................................     400,999
                                                                     ----------
Net Investment Income..............................................     351,417
                                                                     ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND OPTIONS
 (NOTES 3 AND 5):
 Net Realized Gain (Loss) From:
   Security transactions (excluding short-term securities).........   4,218,420
   Options purchased...............................................     267,267
   Options written.................................................      (8,050)
                                                                     ----------
 Net Realized Gain.................................................   4,477,637
                                                                     ----------
 Change in Net Unrealized Appreciation of Investments and Options:
   Beginning of year...............................................   1,347,506
   End of year.....................................................   1,703,555
                                                                     ----------
 Increase in Net Unrealized Appreciation...........................     356,049
                                                                     ----------
Net Gain on Investments and Options................................   4,833,686
                                                                     ----------
Increase in Net Assets From Operations.............................  $5,185,103
                                                                     ==========

                       See Notes to Financial Statements.

Statements of Changes in Net Assets
For the Years Ended December 31,

                                                         2000         1999
                                                      -----------  -----------
OPERATIONS:
 Net investment income............................... $   351,417  $    71,981
 Net realized gain...................................   4,477,637      853,176
 Increase in net unrealized appreciation.............     356,049      866,650
                                                      -----------  -----------
 Increase in Net Assets From Operations..............   5,185,103    1,791,807
                                                      -----------  -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income...............................    (350,127)     (71,981)
 Net realized gains..................................  (3,636,754)    (438,071)
                                                      -----------  -----------
 Decrease in Net Assets From Distributions to
  Shareholders.......................................  (3,986,881)    (510,052)
                                                      -----------  -----------
FUND SHARE TRANSACTIONS (NOTE 9):
 Net proceeds from sale of shares....................  51,207,426   13,806,423
 Net asset value of shares issued for reinvestment of
  dividends..........................................   3,986,881      510,052
 Cost of shares reacquired...........................  (3,857,174)  (3,698,746)
                                                      -----------  -----------
 Increase in Net Assets From Fund Share
  Transactions.......................................  51,337,133   10,617,729
                                                      -----------  -----------
Increase in Net Assets...............................  52,535,355   11,899,484
NET ASSETS:
 Beginning of year...................................  16,189,367    4,289,883
                                                      -----------  -----------
 End of year*........................................ $68,724,722  $16,189,367
                                                      ===========  ===========
*Includes undistributed net investment income of:....        $837          --
                                                      ===========  ===========

                       See Notes to Financial Statements.

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Salomon Brothers Variable Capital Fund ("Fund") is a separate non-diversified investment portfolio of the Salomon Brothers Variable Series Funds Inc. ("Series") whose primary investment objective is to seek capital appreciation. The Series, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company and consists of this Fund and seven other investment portfolios:
Salomon Brothers Variable Small Cap Growth Fund, Salomon Brothers Variable Total Return Fund, Salomon Brothers Variable High Yield Bond Fund, Salomon Brothers Variable Investors Fund, Salomon Brothers Variable Strategic Bond Fund, Salomon Brothers Variable U.S. Government Income Fund and Salomon Brothers Variable Asia Growth Fund. As of December 31, 2000 the Salomon Brothers Variable U.S. Government Income Fund and Salomon Brothers Variable Asia Growth Fund had not yet commenced operations. The financial statements and financial highlights for the other investment portfolios are presented in separate shareholder reports. The Fund and each other investment portfolio of the Series is offered exclusively for use with certain variable annuity and variable life insurance contracts offered through the separate accounts of various life insurance companies and qualified pension and retirement plans.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities traded in the over-the-counter market and securities for which no sales price was reported are valued at the mean of the current bid and asked prices; debt securities are valued using either prices or estimates of market values provided by market makers or independent pricing services; securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates market value; (d) dividend income is recorded on the ex-dividend date; (e) interest income, adjusted for accretion of original issue or market discount, is recorded on the accrual basis; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are recorded as currency gains or losses (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 2000, reclassifications were made to the capital accounts of the Fund to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; (j) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve the Fund from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

Organization costs amounting to $31,250 were incurred with the organization of the Fund. These costs are being amortized ratably over a five-year period from commencement of operations.

2. Management Agreement and Transactions with Affiliated Persons

Salomon Brothers Asset Management Inc ("SBAM"), a wholly owned subsidiary of Salomon Brothers Holding Co. Inc., which, in turn, is wholly owned by Salomon Smith Barney Holdings, Inc. ("SSBH"), acts as investment manager to the Fund. Under the investment management agreement, the Fund pays an investment management fee calculated at the annual rate of 0.85% of its average daily net assets. This fee is calculated daily and paid monthly.

For the year ended December 31, 2000, SBAM waived a portion of the management fees payable by the Fund amounting to $106,453.

Notes to Financial Statements
(continued)

SBAM also acts as administrator to the Fund. As compensation for its services the Fund pays SBAM a fee calculated at an annual rate of 0.05% of its average daily net assets. This fee is calculated daily and paid monthly. SBAM has delegated its responsibilities as administrator to SSB Citi Fund Management LLC ("SSBC"), an affiliate of SBAM, pursuant to a Sub-Administration Agreement between SBAM and SSBC.

CFBDS, Inc. acts as the Fund's distributor. For the year ended December 31, 2000, Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, received brokerage commissions of $1,470 from the Fund.

3. Investments

During the year ended December 31, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

Purchases........................................................... $79,986,780
                                                                     ===========
Sales............................................................... $37,183,831
                                                                     ===========

At December 31, 2000, the aggregate gross unrealized appreciation and deprecia-tion of investments for Federal income tax purposes were substantially as fol-lows:

Gross unrealized appreciation...................................... $ 8,010,262
Gross unrealized depreciation......................................  (6,299,007)
                                                                    -----------
Net unrealized appreciation........................................ $ 1,711,255
                                                                    ===========

4. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government se-curities from banks and securities dealers subject to agreements to resell the securities to the seller at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

5. Options Contracts

The Fund may from time to time enter into options contracts. Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will re-alize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At December 31, 2000, the Fund held purchased put options with a total cost of $326,727.

Notes to Financial Statements
(continued)

When the Fund writes a call or put option, an amount equal to the premium re-ceived by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing pur-chase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying secu-rity, and the liability related to such option is eliminated. When a written call option is exercised the proceeds of the security sold will be increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exer-cised, settlement is made in cash.

The Fund enters into options for hedging purposes. The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

The following written call option transactions occurred during the year ended December 31, 2000:

                                                             Number of
                                                             Contracts Premiums
                                                             --------- --------
Options written, outstanding at December 31, 1999...........     --    $      0
Options written.............................................    144      25,573
Options canceled in closing purchase transactions...........   (107)    (21,003)
Options expired.............................................     (8)     (1,576)
                                                               ----    --------
Options written, outstanding at December 31, 2000...........     29    $  2,994
                                                               ====    ========

The following represents the written call option contracts open at December 31, 2000:

 Number of                                                     Strike
 Contracts                                          Expiration Price   Value
 ---------                                          ---------- ------ --------
           Costco Wholesale Corp. (Premium
     29    received -- $2,994)...................    1/20/01   $37.5  $(10,694)
                                                                      ========

The following written put option transactions occurred during the year ended December 31, 2000:

                                                             Number of
                                                             Contracts Premiums
                                                             --------- --------
Options written, outstanding at December 31, 1999...........     --    $      0
Options written.............................................     40      69,997
Options canceled in closing purchase transactions...........    (40)    (69,997)
                                                                ---    --------
Options written, outstanding at December 31, 2000...........     --    $      0
                                                                ===    ========

6. Securities Traded on a When Issued Basis

The Fund may from time to time purchase securities on a when-issued basis. In a when-issued transaction, the Fund commits to purchasing securities which have not yet been issued by the issuer. Securities purchased on a when-issued basis, are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into the when-issued transaction, cash and other liquid securities are segregated to cover the amount of the purchase price of the when-issued security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At December 31, 2000, the Fund did not hold any when-issued securities.

Notes to Financial Statements
(continued)

7. Securities Traded on a To-Be-Announced Basis

The Fund may trade securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in Government National Mortgage Association ("GNMA") or other government agency transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash or other liquid securities are segregated to cover the amount of the TBA transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At December 31, 2000, the Fund did not hold any TBA securities.

8. Lending of Securities

The Fund may lend its securities to brokers, dealers and other financial organizations. The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded in interest income. Loans of securities by the Fund are collateralized by cash and other liquid securities that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At December 31, 2000, the Fund did not have any securities on loan.

9. Capital Stock

At December 31, 2000, the Series had 10,000,000,000 shares of capital stock au-thorized with a par value of $0.001 per share. Each share represents an equal proportionate interest and has an equal entitlement to any dividends and dis-tributions made by the Fund.

Transactions in shares were as follows:

                                              Year Ended        Year Ended
                                           December 31, 2000 December 31, 1999
                                           ----------------- -----------------
Shares sold...............................     3,356,210         1,068,547
Shares issued on reinvestment of
 dividends................................       266,660            37,504
Shares reacquired.........................      (256,549)         (292,353)
                                               ---------         ---------
Net Increase..............................     3,366,321           813,698
                                               =========         =========

Financial Highlights

For a share of capital stock outstanding throughout each year ended December
31:

                                                     2000     1999    1998(1)
                                                    -------  -------  -------
Net Asset Value, Beginning of Year................. $ 13.67  $ 11.57  $10.00
                                                    -------  -------  ------
Income From Operations:
 Net investment income (2).........................    0.08     0.07    0.09
 Net realized and unrealized gain..................    2.39     2.49    1.72
                                                    -------  -------  ------
 Total Income From Operations......................    2.47     2.56    1.81
                                                    -------  -------  ------
Less Distributions From:
 Net investment income.............................   (0.08)   (0.07)  (0.09)
 Net realized gains................................   (0.96)   (0.39)  (0.15)
                                                    -------  -------  ------
 Total Distributions...............................   (1.04)   (0.46)  (0.24)
                                                    -------  -------  ------
Net Asset Value, End of Year....................... $ 15.10  $ 13.67  $11.57
                                                    =======  =======  ======
Total Return (3)...................................   18.24%   22.08%  18.12%++
Net Assets, End of Year (000s)..................... $68,725  $16,189  $4,290
Ratios to Average Net Assets:
 Expenses (2)(4)...................................    1.00%    1.00%   1.00%+
 Net investment income.............................    0.88%    0.99%   1.35%+
Portfolio Turnover Rate............................      98%     119%    116%

------
(1) For the period from February 17, 1998 (commencement of operations) through December 31, 1998.
(2) SBAM has waived all or a portion of its management fees for the years ended December 31, 2000, 1999 and the period ended December 31, 1998. In addi-tion, SBAM has reimbursed the Fund for $13,177 and $33,776 in expenses for the year ended December 31, 1999 and the period ended December 31, 1998, respectively. If such fees were not waived or expenses not reimbursed, the per share decrease in net investment income and the actual expense ratio would have been as follows:

                                Decrease in
                           Net Investment Income Expense Ratios Without Fee
                                 Per Share       Waivers and Reimbursement
                           --------------------- --------------------------
          2000............         $0.02                    1.27%
          1999............          0.06                    1.99
          1998............          0.15                    3.26+

(3) Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Total returns may also reflect a voluntary expense limitation imposed by Salomon Brothers Asset Management Inc to limit total Fund operating expenses. Ab-sent this expense limitation, total returns for the Fund would be lower. Expense limitations may be revised or terminated.
(4) As a result of a voluntary expense limitation, expense ratios will not ex-ceed 1.00%.
 ++ Total return is not annualized, as it may not be representative of the to-
    tal return for the year.
 +  Annualized.

Report of Independent Accountants

To the Board of Directors and Shareholders of Salomon Brothers Variable Capital Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Salomon Brothers Variable Capital Fund ("Fund") at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period February 17, 1998 (commencement of operations) through December 31, 1998, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, NY
February 14, 2001

Tax Information
(unaudited)


For Federal tax purposes the Fund hereby designates for the fiscal year ended December 31, 2000:

  . A corporate dividends received deduction of 8.47%.

  . Total long-term capital gain distributions paid of $89,458.

Salomon Brothers Variable Series Funds Inc

Investment Manager                                     Officers
      Salomon Brothers Asset Management Inc            Heath B. Mclendon
      7 World Trade Center                                   Chairman and President
      New York, New York 10048                         Lewis E. Daidone
                                                             Executive Vice President and Treasurer
Custodian                                              Ross S. Margolies
      PFPC Trust Company                                     Executive Vice President
      17th and Chestnut Streets                        Beth A. Semmel
      Philadelphia, Pennsylvania 19103                       Vice President
                                                       Peter J. Wilby
Legal Counsel                                                Executive Vice President
      Simpson Thacher & Bartlett                       George J. Williamson
      425 Lexington Avenue                                   Executive Vice President
      New York, New York 10017                         John B. Cunningham
                                                             Vice President
Independent Accountants                                Anthony Pace
      PricewaterhouseCoopers LLC                             Controller
      1177 Avenue of the Americas                      Christina T. Sydor
      New York, New York 10036                               Secretary

Directors
Charles F. Barber
      Consultant; formerly Chairman; ASARCO Incorporated
Carol L. Colman
      Consultant, Colman Consulting
Daniel P. Cronin
      Vice President-General Counsel,
      Pfizer International Inc.
Heath B. Mclendon
      Chairman and President;
      Managing Director, Salomon Smith Barney Inc.
      President and Director, SSB Citi Fund Management LLC and Travelers Investment Advisers, Inc.

                                    [LOGO]

              SEVEN WORLD TRADE CENTER . NEW YORK, NEW YORK 10048

SALOMON BROTHERS                                        Annual
Variable Series Funds Inc                               Report
                                                        2000
                                                        DECEMBER 31, 2000

                                                        * TOTAL RETURN FUND

SALOMON BROTHERS VARIABLE SERIES FUNDS INC

Our Message to You


DEAR SHAREHOLDER:
We are pleased to provide the annual report for the Salomon Brothers Variable Total Return Fund ("Fund")/1/ for the year ended December 31, 2000. This letter discusses general economic and market conditions as well as major Fund developments during the period. A detailed summary of performance and current Fund holdings can be found in the appropriate sections that follow.
We hope you find this report to be useful and informative.

PERFORMANCE UPDATE
For the year ended December 31, 2000, the Fund returned 7.90%./2/ In compar-ison, the Salomon Smith Barney Broad Investment-Grade Bond Index ("SSB
BIG Bond Index")/3/ and the Standard & Poor's 500 Index ("S&P 500")/4/ returned 11.59% and a negative 9.10%, respectively, for the same period. In addition, a return for a hypothetical index consisting of a 50% weighting of the SSB Big Bond Index and 50% weighting of the S&P 500 returned 1.24% for the same period./5/

MARKET OVERVIEW AND OUTLOOK
Stock markets fell around the world in the fourth quarter of 2000. The more speculative the market, the harder the fall. Full-year returns followed the same pattern - a startling contrast to the year before when markets went up dramatically.

Technology stocks went up ahead in 1999 as current earnings and future earnings estimates rose. They hit their peak in March 2000, then weakened as it became clearer that the U.S. economy and earnings estimates were slowing. The price declines were accentuated by high valuations, but the fundamental cause of the downdraft was that investors were concerned about the level and growth rate of future earnings.


------------
/1/ The Fund is an underlying investment option of various variable annuity products. A variable annuity product is a contract issued by an insurance company where the annuity premium (a set amount of dollars) is immediately turned into units of a portfolio of securities. Upon retirement, the policyholder is paid according to accumulated units whose dollar value varies according to the per-formance of the securities within the sub accounts. Its objective is to preserve, through investment, the purchasing value of the annuity which otherwise is subject to erosion through inflation.
/2/ The performance return does not reflect the reduction of initial charges and expenses imposed in connection with investing in a variable annuity contract such as administrative fees, account charges and surrender charges, which if reflected, would reduce the performance of the Fund. Past perfor-mance is not indicative of future results.
/3/ The SSB BIG Bond Index includes institutionally traded U.S. Treasury bonds, government-sponsored bonds (U.S. Agency and supranational), mortgage-backed securities and corporate securities. Please note that an investor cannot invest directly in an index.
/4/ The S&P 500 is a market capitalization-weighted measure of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.
/5/ The 50% SSB BIG Bond Index and 50% S&P 500 consists of domestic corporate, government and agency securities and 500 widely held common stocks. Please note that an investor cannot invest directly in an index.

Although the stock market viewed a slowing U.S. economy unfavorably, the bond market viewed it as a positive. A slowing economy decreases inflation-ary pressure and increases the probability that the Federal Reserve Board ("Fed") may ease interest rates. As a result, bond investors continued to enjoy strong performance in the fourth quarter of 2000.

The Fed has enabled the U.S. economy to grow rapidly - quickly enough that some economists initially feared a resurgence of inflation. But the Fed recognized that one of the primary drivers of this expansion, soaring capital investments, has in fact led to a jump in productivity. Higher productivity has in turn let the economy to grow more quickly without triggering inflation.

In mid-1999, however, the Fed began to grow concerned that despite the benefits of higher productivity, the economy was growing too quickly. As it turned out, the central bankers appeared to be right. The Fed began to increase short-term interest rates, raising them six times, with the final interest rate hike in May 2000.

Once again, the Fed appeared to be successful. The economy slowed and retail sales weakened and job growth declined, with 230,000 net new jobs created in the fourth quarter of 2000 versus 773,000 in the fourth quarter of 1999. Now the only debate among economists seems to be whether the economy in 2001 will have a "hard landing" (i.e., 1% or less gross domestic product "GDP"/6/ growth) or a "soft landing" (i.e., 2% or more GDP growth).

The Fed has acted decisively by lowering short-term interest rates by 50 basis points/7/ on January 3, 2001./8/ Presumably the Fed, too, was worried about the possibility of a "hard landing." And at least initially, the central bank's most recent action has been warmly received by stock investors, with a more muted response by bond buyers.

INVESTMENT STRATEGY AND PORTFOLIO UPDATE
The Fund seeks to obtain above-average income compared to a portfolio that invests only in stocks. The Fund's secondary objective is to take advantage of opportunities for growth of capital and income by investing in a variety of asset classes including stocks, bonds and short-term obligations.

As previously stated, the fourth quarter of 2000 saw a continuation of specu-lative activity being wrung out of the market. This benefited our investment style of not paying any price for growth. Overvalued technology stocks, which have become a large part of the S&P 500, led the S&P 500 down for the fourth quarter 2000.

-----------
/6/ GDP is the market value of the goods and services produced by labor and property in the U.S. GDP is comprised of consumer and government purchases, private domestic investments and net exports of goods and services.
/7/ A basis point is 0.01% or one one-hundredth of a percent.
/8/ On January 31, 2001, after this letter was written, the Fed cut interest rates by an additional one-half point.

Despite most broad-based indices declining during the fourth quarter of 2000, the Fund posted a positive return of 3.07% for the quarter. Sectors that helped performance for the quarter were consumer staples, financials and pharmaceuti-cals. Sectors that negatively impacted the Fund's return include communica-tion services and technology. Stocks that we added to the Fund's portfolio during the last few months of 2000 include Safeway Inc., Alcoa Inc., Motorola, Inc. and Novartis AG ADR. Stocks that we sold during the period included
Cisco Systems Inc., Xerox Corp. and Associates First Capital Corp.

We do not expect a return to speculative market activity in the foreseeable future. Looking forward, we plan to continue to focus on high-quality estab-lished growth/9/ companies selling at what we deem to be reasonable prices.

Thank you for your investment in the Salomon Brothers Variable Total
Return Fund.

Sincerely,


/s/ Heath B. McLendon                       /s/ George J. Williamson

Heath B. McLendon                           George J. Williamson
Chairman and President                      Executive Vice President


January 25, 2001


The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund. Please refer to pages 5 through 9 for a list and percentage breakdown of the Fund's holdings. Also, please note any discussion of the Fund's holdings is of December 31, 2000 and is subject to change.

----------
/9/ Growth stocks are shares of companies with the potential for faster-than-average growth within their industries.

The following graph depicts the performance of the Total Return Fund versus the Salomon Smith Barney ("SSB") Broad Investment-Grade Bond Index, the Standard & Poor's ("S&P") 500 Index and the 50% SSB Broad Investment-Grade Bond and 50% S&P 500 Index. It is important to note that the Fund is a professionally managed mutual fund while the Indexes are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

HISTORICAL PERFORMANCE (unaudited)
SALOMON BROTHERS VARIABLE TOTAL RETURN FUND

Comparison of $10,000 Investment in the Fund with Salomon Smith Barney Broad Investment-Grade Bond Index, Standard & Poor's 500 Index and 50% Salomon Smith Barney Broad Investment-Grade Bond and 50% Standard & Poor's 500 Index


                       [PERFORMANCE GRAPH APPEARS HERE]

                                                                               50% Salomon Brothers
                                                        Salomon Brothers      Broad Investment-Grade
                                                        Broad Investment         Bond Index and
            Total Return Fund      S&P 500 Index        Grade Bond Index       50% S&P 500 Index
            -----------------      -------------        ----------------       -----------------
2/17/98            10,000             10,000                 10,000                 10,000
6/98               10,260             11,149                 10,271                 10,710
12/98              10,583             12,177                 10,741                 11,459
6/99               11,092             13,680                 10,592                 12,136
12/99              10,666             14,733                 10,651                 12,692
6/00               11,000             14,668                 11,069                 12,868
12/31/2000         11,509             13,388                 11,886                 12,637

Past performance is not predictive of future performance. The graph does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

---------------------------------------------------------------------------------------------------------------------------
Historical Performance
---------------------------------------------------------------------------------------------------------------------------
*****
                                     Net Asset Value
                               -----------------------------
                               Beginning         End           Income         Capital Gain          Return          Total
Year Ended                      of Year         of Year       Dividends       Distributions       of Capital       Returns+
---------------------------------------------------------------------------------------------------------------------------
12/31/00                        $10.23          $10.70          $0.34             $0.00             $0.00            7.90%
---------------------------------------------------------------------------------------------------------------------------
12/31/99                         10.40           10.23           0.24              0.00*             0.01            0.78
---------------------------------------------------------------------------------------------------------------------------
2/17/98** -- 12/31/98            10.00           10.40           0.15              0.03              0.00            5.83++
===========================================================================================================================
                                                                $0.73             $0.03             $0.01
===========================================================================================================================

---------------------------------------------------------------------------------------------------------------------------
Average Annual Total Returns+
---------------------------------------------------------------------------------------------------------------------------
Year Ended 12/31/00                                                                                                  7.90%
---------------------------------------------------------------------------------------------------------------------------
2/17/98** through 12/31/00                                                                                           5.02
===========================================================================================================================

---------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return+
---------------------------------------------------------------------------------------------------------------------------
2/17/98** through 12/31/00                                                                                          15.09%
===========================================================================================================================

+ Assumes the reinvestment of all dividends and capital gains distributions at net asset value. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Total returns may also reflect a voluntary expense limitation imposed by Salomon Brothers Asset Management Inc to limit total Fund operating expenses. Absent this expense limitation, total returns for the Fund would be lower. Expense limitations may be revised or terminated.
++ Total return is not annualized, as it may not be representative of the total return for the year.
*  Amount represents less than $0.01 per share.
** Commencement of operations.

Schedule of Investments
December 31, 2000

   Shares                           Security                            Value

--------------------------------------------------------------------------------
 COMMON STOCK -- 50.3%

 Basic Industries -- 1.2%
     10,100 Alcoa Inc. ............................................   $  338,350
                                                                      ----------

 Capital Goods -- 1.7%
      1,300 Cooper Industries, Inc. ...............................       59,719
      6,300 General Electric Co. ..................................      302,006
      2,100 Honeywell International Inc. ..........................       99,356
                                                                      ----------
                                                                         461,081
                                                                      ----------

 Communications -- 3.7%
      8,100 AT&T Corp. ............................................      140,231
      1,800 BCE Inc. ..............................................       52,088
     18,800 Genuity Inc. (a).......................................       95,175
        900 Nortel Networks Corp...................................       28,856
      4,900 SBC Communications Inc. ...............................      233,975
      8,352 Verizon Communications Inc. ...........................      418,644
      4,750 WorldCom, Inc. (a).....................................       66,500
                                                                      ----------
                                                                       1,035,469
                                                                      ----------
 Consumer Cyclicals -- 3.7%
     13,400 Costco Wholesale Corp. (a).............................      535,163
      1,174 DaimlerChrysler AG.....................................       48,368
      2,300 Eastman Kodak Co. .....................................       90,563
      8,000 Federated Department Stores, Inc. (a)..................      280,000
      2,200 Sears, Roebuck & Co. ..................................       76,450
                                                                      ----------
                                                                       1,030,544
                                                                      ----------
 Consumer Non-Cyclicals -- 12.2%
      4,600 Anheuser-Busch Companies, Inc. ........................      209,300
      6,700 AT&T Corp. - Liberty Media Corp., Class A Shares (a)...       90,869
      4,400 Avon Products, Inc. ...................................      210,650
      7,300 The Coca-Cola Co. .....................................      444,844
      7,300 Coca-Cola Enterprises Inc. ............................      138,700
      2,066 Delhaize America, Inc., Class B Shares.................       37,188
      9,400 The Gillette Co. ......................................      339,575
      3,900 H.J. Heinz Co. ........................................      185,006
      6,000 Hormel Foods Corp. ....................................      111,750
      2,000 Kimberly-Clark Corp. ..................................      141,380
      8,500 McDonald's Corp. ......................................      289,000
        200 The News Corp. Ltd., Sponsored ADR.....................        6,450
      2,400 The News Corp. Ltd., Sponsored ADR Preferred...........       69,750
      5,500 PepsiCo, Inc. .........................................      272,594
      4,000 The Procter & Gamble Co................................      313,750
      2,200 Ralston Purina Group...................................       57,475
      6,000 Safeway Inc. (a).......................................      375,000
      4,600 Sara Lee Corp. ........................................      112,988
                                                                      ----------
                                                                       3,406,269
                                                                      ----------


                       See Notes to Financial Statements.

Schedule of Investments
December 31, 2000 (continued)

   Shares                           Security                            Value

--------------------------------------------------------------------------------
 Energy -- 3.0%
      1,400 Amerada Hess Corp. ....................................   $  102,288
      1,900 BP Amoco PLC Sponsored ADR.............................       90,962
      3,900 Diamond Offshore Drilling, Inc. .......................      156,000
      1,700 Exxon Mobil Corp. .....................................      147,794
      1,800 Royal Dutch Petroleum Co. .............................      109,013
      2,700 Schlumberger Ltd. .....................................      215,831
                                                                      ----------
                                                                         821,888
                                                                      ----------
 Financial Services -- 7.9%
      8,200 The Allstate Corp. ....................................      357,213
      2,000 American International Group, Inc. ....................      197,125
      5,078 Bank of America Corp. .................................      232,953
        103 Berkshire Hathaway Inc., Class B Shares (a)............      242,462
      5,700 The Chase Manhattan Corp. (b)..........................      258,994
      2,000 The Chubb Corp. .......................................      173,000
      1,700 CIGNA Corp. ...........................................      224,910
      3,100 First Union Corp. .....................................       86,219
      2,500 FleetBoston Financial Corp. ...........................       93,906
      4,800 Horace Mann Educators Corp. ...........................      102,600
      2,000 Mercantile Bankshares Corp. ...........................       86,375
      2,200 SunTrust Banks, Inc. ..................................      138,600
                                                                      ----------
                                                                       2,194,357
                                                                      ----------

 Health Care -- 10.1%
     10,500 Abbott Laboratories....................................      508,593
      3,300 American Home Products Corp. ..........................      209,715
      2,700 Bausch & Lomb Inc. ....................................      109,181
      2,700 Bristol-Myers Squibb Co. ..............................      199,631
      2,700 Johnson & Johnson......................................      283,669
      3,900 Merck & Co., Inc. .....................................      365,137
     10,400 Novartis AG ADR........................................      465,400
      9,300 Pfizer Inc. ...........................................      427,800
      3,770 Pharmacia Corp. .......................................      229,970
                                                                      ----------
                                                                       2,799,096
                                                                      ----------

 Technology -- 5.2%
      2,200 Alcatel SA Sponsored ADR...............................      123,062
      7,000 Compaq Computer Corp. .................................      105,350
      1,700 Intel Corp. ...........................................       51,425
      7,500 International Business Machines Corp...................      637,500
      7,100 Lucent Technologies Inc................................       95,850
      1,700 Microsoft Corp. (a)....................................       73,737
     11,200 Motorola, Inc. ........................................      226,800
      7,000 The Reynolds & Reynolds Co., Class A Shares............      141,750
                                                                      ----------
                                                                       1,455,474
                                                                      ----------

 Transportation -- 0.8%
      2,700 Canadian National Railway Co. .........................       80,156
      1,900 Union Pacific Corp. ...................................       96,425
        600 United Parcel Services, Inc., Class B Shares...........       35,288
                                                                      ----------
                                                                         211,869
                                                                      ----------


                       See Notes to Financial Statements.

Schedule of Investments
December 31, 2000 (continued)

    Shares                         Security                        Value

-------------------------------------------------------------------------------
 Utilities -- 0.8%
         2,500  American Electric Power Co., Inc.............   $   116,250
         3,100  Edison International.........................        48,437
         1,400  Reliant Energy, Inc. ........................        60,638
                                                                -----------
                                                                    225,325
                                                                -----------
                TOTAL COMMON STOCK
                (Cost -- $13,483,152)........................    13,979,722
                                                                -----------
     Face
    Amount
   --------

 U.S. GOVERNMENT AGENCIES & OBLIGATIONS -- 18.1%
                U.S. Treasury Notes:
 $     290,000    6.000% due 8/15/04 (c).....................       298,364
       250,000    6.000% due 8/15/09 (c).....................       263,948
     1,000,000    5.750% due 8/15/10.........................     1,048,360
                U.S. Treasury Bonds:
       500,000    6.125% due 8/15/29 (c).....................       544,685
       200,000    6.250% due 5/15/30 (c).....................       223,342
       275,000  Federal Home Loan Mortgage Corp. (FHLMC),
                  6.250% due 7/15/04.........................       280,156
                Federal National Mortgage Association (FNMA):
        98,547    7.000% due 7/1/15..........................        99,625
       437,176    6.500% due 7/1/28..........................       431,300
       193,258    7.000% due 2/1/29..........................       193,559
       465,000    6.000% due 30 years (d)(e).................       449,888
       360,000    7.000% due 30 years (d)(e).................       360,450
       300,000    7.500% due 30 years (d)(e).................       304,311
       525,000    8.000% due 30 years (d)(e).................       537,138
                                                                -----------
                TOTAL U.S. GOVERNMENT AGENCIES & OBLIGATIONS
                (Cost -- $4,874,394).........................     5,035,126
                                                                -----------
 CORPORATE BONDS & NOTES -- 7.9%
 Basic Industries -- 0.5%
        50,000  Raytheon Co., Notes, 6.150% due 11/1/08......        47,938
       100,000  USX Corp., Notes, 7.200% due 2/15/04.........       101,750
                                                                -----------
                                                                    149,688
                                                                -----------
 Capital Goods -- 0.3%
        75,000  Tyco International Group, 6.125% due
                  1/15/09....................................        72,000
                                                                -----------
 Consumer Cyclicals -- 0.4%
       100,000  Wal-Mart Stores, Inc., Notes, 7.550% due
                  2/15/30....................................       111,375
                                                                -----------
 Energy -- 1.4%
       150,000  Duke Energy Corp., Sr. Notes, 7.375% due
                  3/1/10.....................................       156,375
                El Paso Energy Corp., Medium-Term Notes,
                  8.050% due 10/15/30........................       158,062
        75,000  Kinder Morgan Energy Partners, LP, Notes,
                  7.500% due 11/1/10 (f).....................        78,000
                                                                -----------
                                                                    392,437
                                                                -----------

                       See Notes to Financial Statements.

Schedule of Investments
December 31, 2000 (continued)

    Face
   Amount                          Security                            Value

-------------------------------------------------------------------------------
 Financial/Leasing -- 3.2%
            Bank of America Corp., Sr. Notes, 7.125% due 9/15/06
 $  150,000 (c)...................................................   $  153,750
            Countrywide Home Loan, Co., Medium-Term Notes, 6.250%
     50,000 due 4/15/09 (c).......................................       46,687
            Fremont General Corp., Series B, Sr. Notes, 7.700% due
    100,000 3/17/04...............................................       50,500
            General Motors Acceptance Corp., Notes, 7.500% due
    150,000 7/15/05...............................................      153,750
            Lehman Brothers Holdings Inc., Sr. Sub. Notes, 7.250%
    175,000 due 4/15/03 (c).......................................      177,844
            Morgan Stanley Dean Witter & Co., Notes, 7.750% due
    150,000 6/15/05 (c)...........................................      157,687
            Sears Roebuck Acceptance Corp., 7.000% due 6/15/07
    150,000 (c)...................................................      147,750
                                                                     ----------
                                                                        887,968
                                                                     ----------
 Media & Telecommunications -- 0.9%
            A.H. Belo Corp., Sr. Debentures, 7.250% due 9/15/27
     90,000 (c)...................................................       75,937
     75,000 GTE Corp., Debentures, 6.940% due 4/15/28 (c).........       69,937
    100,000 Sprint Capital Corp., 5.700% due 11/15/03.............       96,375
                                                                     ----------
                                                                        242,249
                                                                     ----------
 Real Estate Investment Trust -- 0.3%
    100,000 Spieker Properties, LP, 7.250% due 5/1/09.............       99,500
                                                                     ----------

 Services & Other -- 0.5%
    140,000 Cendant Corp., 7.750% due 12/1/03 (c).................      136,325
                                                                     ----------

 Transportation -- 0.4%
            Burlington North Santa Fe Corp., Debentures, 7.950%
    100,000 due 8/15/30...........................................      104,875
                                                                     ----------

            TOTAL CORPORATE BONDS & NOTES
            (Cost -- $2,213,249)..................................    2,196,417
                                                                     ----------

 ASSET-BACKED SECURITIES -- 1.6%
            Contimortgage Home Equity Loan Trust, Series 1998-2,
     22,420 Class A3, 6.130% due 3/15/13..........................       22,363
            Prime Credit Card Master Trust, Series 2000-1, Class
    250,000 A, 6.700% due 10/15/09................................      249,805
            Soundview Home Equity Loan Trust, Series 2000-1, Class
    153,518 A1F, 8.640% due 5/25/30...............................      158,833
                                                                     ----------
            TOTAL ASSET-BACKED SECURITIES
            (Cost -- $425,661)....................................      431,001
                                                                     ----------
 COMMERCIAL MORTGAGE-BACKED SECURITIES -- 0.7%
            Commercial Mortgage Asset Trust, Series 1999-C1, Class
     75,000 C, 7.350% due 8/17/13.................................       78,061
            LB Commercial Conduit Mortgage Trust, Series 1999-C1,
    125,000 Class A2, 6.780% due 4/15/09..........................      127,986
                                                                     ----------
            TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
            (Cost -- $195,510)....................................      206,047
                                                                     ----------
            SUB-TOTAL INVESTMENTS
            (Cost -- $21,191,966).................................   21,848,313
                                                                     ----------

                       See Notes to Financial Statements.

Schedule of Investments
December 31, 2000 (continued)

    Face
   Amount                          Security                            Value

-------------------------------------------------------------------------------
 REPURCHASE AGREEMENTS -- 21.4%
 $3,400,000 J.P. Morgan Securities, Inc., 5.800% due 1/2/01;
             Proceeds at maturity -- $3,402,191; (Fully
             collateralized by U.S. Treasury Bonds, 6.125% due
             8/15/07; Market value -- $3,468,000)................   $ 3,400,000
  2,547,000 SBC Warburg Dillon Read Inc., 5.950% due 1/2/01;
             Proceeds at maturity -- $2,548,684; (Fully
             collateralized by U.S. Treasury Bonds, 6.625% due
             2/15/27; Market value -- $2,598,570)................     2,547,000
                                                                    -----------

            TOTAL REPURCHASE AGREEMENTS
            (Cost -- $5,947,000).................................     5,947,000
                                                                    -----------
            TOTAL INVESTMENTS -- 100%
            (Cost -- $27,138,966*)...............................   $27,795,313
                                                                    ===========

------
(a) Non-income producing security.

(b) On January 2, 2001, Chase Manhattan Corp. and J.P. Morgan & Co. merged to form J.P. Morgan Chase & Co.

(c) Securities with an aggregate market value of $2,296,257 are segregated as collateral for mortgage dollar rolls/TBAs.

(d) Mortgage Dollar Roll (See Note 9).

(e) Security is issued on a to-be-announced basis (See Note 8).

(f) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

 *  Aggregate cost for Federal income tax purposes is substantially the same.

    Abbreviation used in this schedule:
    ADR -- American Depository Receipt.

                       See Notes to Financial Statements.

Statement of Assets and Liabilities
December 31, 2000

ASSETS:
 Investments, at value (Cost -- $21,191,966)....................... $21,848,313
 Repurchase agreements, at value (Cost -- $5,947,000)..............   5,947,000
 Cash..............................................................          10
 Receivable for Fund shares sold...................................     204,705
 Dividends and interest receivable.................................     120,282
 Receivable from investment manager................................       2,984
 Deferred organization costs.......................................      13,336
                                                                    -----------
 Total Assets......................................................  28,136,630
                                                                    -----------
LIABILITIES:
 Payable for securities purchased..................................   2,492,853
 Payable for Fund shares purchased.................................       3,688
 Administration fee payable........................................         975
 Accrued expenses..................................................      39,538
                                                                    -----------
 Total Liabilities.................................................   2,537,054
                                                                    -----------
 Total Net Assets.................................................. $25,599,576
                                                                    ===========
NET ASSETS:
 Par value of capital shares....................................... $     2,392
 Capital paid in excess of par value...............................  25,122,648
 Undistributed net investment income...............................         143
 Accumulated net realized loss from security transactions..........    (181,954)
 Net unrealized appreciation of investments........................     656,347
                                                                    -----------
 Total Net Assets.................................................. $25,599,576
                                                                    ===========
Shares Outstanding.................................................   2,392,052
                                                                    -----------
Net Asset Value, per share.........................................      $10.70
                                                                    -----------

                       See Notes to Financial Statements.

Statement of Operations
For the Year Ended December 31, 2000

INVESTMENT INCOME:
 Interest..........................................................  $  647,112
 Dividends.........................................................     331,794
 Less: Foreign withholding tax.....................................      (1,589)
                                                                     ----------
 Total Investment Income...........................................     977,317
                                                                     ----------
EXPENSES:
 Management fee (Note 2)...........................................     161,421
 Shareholder communications........................................      30,098
 Audit and legal...................................................      27,491
 Shareholder and system servicing fees.............................      13,751
 Administration fee (Note 2).......................................      10,089
 Amortization of deferred organization costs.......................       6,228
 Custody...........................................................       5,378
 Registration fees.................................................       5,117
 Directors' fees...................................................       4,732
 Other.............................................................       5,461
                                                                     ----------
 Total Expenses....................................................     269,766
 Less: Management fee waiver (Note 2)..............................     (67,990)
                                                                     ----------
 Net Expenses......................................................     201,776
                                                                     ----------
Net Investment Income..............................................     775,541
                                                                     ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
 Net Realized Loss From Security Transactions (excluding short-term securities):
   Proceeds from sales.............................................   6,019,826
   Cost of securities sold.........................................   6,076,148
                                                                     ----------
 Net Realized Loss.................................................     (56,322)
                                                                     ----------
 Change in Net Unrealized Appreciation (Depreciation) of
  Investments:
   Beginning of year...............................................    (259,441)
   End of year.....................................................     656,347
                                                                     ----------
 Increase in Net Unrealized Appreciation...........................     915,788
                                                                     ----------
Net Gain on Investments............................................     859,466
                                                                     ----------
Increase in Net Assets From Operations.............................  $1,635,007
                                                                     ==========

                       See Notes to Financial Statements.

Statements of Changes in Net Assets
For the Years Ended December 31,

                                                          2000         1999
                                                       -----------  -----------
OPERATIONS:
 Net investment income...............................  $   775,541  $   412,045
 Net realized loss...................................      (56,322)    (127,687)
 Increase (decrease) in net unrealized appreciation..      915,788     (388,274)
                                                       -----------  -----------
 Increase (Decrease) in Net Assets From Operations...    1,635,007     (103,916)
                                                       -----------  -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income...............................     (775,065)    (411,266)
 Net realized gains..................................           --         (296)
 Capital.............................................           --      (13,504)
                                                       -----------  -----------
 Decrease in Net Assets From Distributions to
  Shareholders.......................................     (775,065)    (425,066)
                                                       -----------  -----------
FUND SHARE TRANSACTIONS (NOTE 13):
 Net proceeds from sale of shares....................   12,678,497   15,352,257
 Net asset value of shares issued for reinvestment of
  dividends..........................................      775,065      422,553
 Cost of shares reacquired...........................   (6,297,741)  (3,632,987)
                                                       -----------  -----------
 Increase in Net Assets From Fund Share
  Transactions.......................................    7,155,821   12,141,823
                                                       -----------  -----------
Increase in Net Assets...............................    8,015,763   11,612,841
NET ASSETS:
 Beginning of year...................................   17,583,813    5,970,972
                                                       -----------  -----------
 End of year*........................................  $25,599,576  $17,583,813
                                                       ===========  ===========
* Includes undistributed net investment income of: ..         $143           --
                                                       ===========  ===========

Statement of Cash Flows
For the Year Ended December 31, 2000

CASH FLOWS USED BY OPERATING ACTIVITIES:
 Purchases of long-term portfolio investments.................... $(10,277,610)
 Proceeds from disposition of long-term portfolio investments and
  principal paydowns.............................................    6,302,839
 Net purchases of short-term portfolio investments...............   (2,820,000)
                                                                  ------------
                                                                    (6,794,771)
 Net investment income...........................................      775,541
 Amortization of net premium/discount on investments.............       (4,342)
 Amortization of organization expenses...........................        6,228
 Net change in receivables/payables related to operations........      (12,364)
                                                                  ------------
 Net Cash Flows Used By Operating Activities.....................   (6,029,708)
                                                                  ------------
CASH FLOWS PROVIDED BY FINANCING ACTIVITIES:
 Proceeds from sale of shares....................................   12,473,792
 Cost of shares reacquired.......................................   (6,377,825)
 Proceeds from shares issued for reinvestment of dividends.......      775,065
 Dividends paid..................................................     (775,065)
 Decrease due to dollar roll transactions........................      (67,198)
                                                                  ------------
 Net Cash Flows Provided By Financing Activities.................    6,028,769
                                                                  ------------
Net Decrease in Cash.............................................         (939)
Cash, Beginning of year..........................................          949
                                                                  ------------
Cash, End of year................................................          $10
                                                                  ============

                       See Notes to Financial Statements.

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Salomon Brothers Variable Total Return Fund ("Fund") is a separate diversified investment portfolio of the Salomon Brothers Variable Series Funds Inc ("Series") whose primary investment objective is to obtain above-average income (as compared to a portfolio entirely invested in equity securities). The Series, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company and consists of this Fund and seven other investment portfolios: Salomon Brothers Variable Capital Fund, Salomon Brothers Variable High Yield Bond Fund, Salomon Brothers Variable Investors Fund, Salomon Brothers Variable Strategic Bond Fund, Salomon Brothers Variable Small Cap Growth Fund, Salomon Brothers Variable U.S. Government Income Fund and Salomon Brothers Variable Asia Growth Fund. The Salomon Brothers Variable U.S. Government Income Fund and Salomon Brothers Variable Asia Growth Fund have not yet commenced operations. The financial statements and financial highlights for the other investment portfolios are presented in separate shareholder reports. The Fund and each other investment portfolio of the Series is offered exclusively for use with certain variable annuity and variable life insurance contracts offered through the separate accounts of various life insurance companies and qualified pension and retirement plans.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities traded in the over-the-counter market and securities for which no sales price was reported are valued at the mean of the bid and asked prices; debt securities are valued using either prices or estimates of market values provided by market markers or independent pricing services; securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates market value; (d) dividend income is recorded on the ex-dividend date; (e) interest income, adjusted for accretion of original issue and market discount, is recorded on the accrual basis; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are recorded as currency gains or losses; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At December 31, 2000, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; (j) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve the Fund from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

Organization costs amounting to $31,250 were incurred with the organization of the Fund. These costs are being amortized ratably over a five year period from commencement of operations.

2. Management Agreement and Transactions with Affiliated Persons

Salomon Brothers Asset Management Inc ("SBAM"), a wholly owned subsidiary of Salomon Brothers Holding Company Inc., which, in turn is wholly owned by Salomon Smith Barney Holdings, Inc. ("SSBH"), acts as investment manager to the Fund. Under the investment management agreement, the Fund pays an investment management fee calculated at the annual rate of 0.80% of its average daily net assets. This fee is calculated daily and paid monthly.

For the year ended December 31, 2000, SBAM waived a portion of its management fees amounting to $67,990.

Notes to Financial Statements
(continued)

SBAM also acts as administrator to the Fund. As compensation for its services the Fund pays SBAM a fee calculated at an annual rate of 0.05% of its average daily net assets. This fee is calculated daily and paid monthly. SBAM has dele-gated its responsibilities as administrator to SSB Citi Fund Management LLC ("SSBC"), an affiliate of SBAM, pursuant to a Sub-Administration Agreement be-tween SBAM and SSBC.

CFBDS, Inc. acts as the Fund's distributor. For the year ended December 31, 2000, Salomon Smith Barney Inc., another subsidiary of SSBH, did not receive any brokerage commissions from the Fund.

3. Investments

During the year ended December 31, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

Purchases:
  U.S. government agencies & obligations........................... $ 1,474,837
  Other investment securities......................................   9,041,279
                                                                    -----------
                                                                    $10,516,116
                                                                    ===========
Sales:
  U.S. government agencies & obligations........................... $   178,488
  Other investment securities......................................   5,841,338
                                                                    -----------
                                                                    $ 6,019,826
                                                                    ===========

At December 31, 2000, the aggregate gross unrealized appreciation and deprecia-tion of investments for Federal income tax purposes were substantially as fol-lows:

Gross unrealized appreciation...................................... $ 2,109,338
Gross unrealized depreciation......................................  (1,452,991)
                                                                    -----------
Net unrealized appreciation........................................ $   656,347
                                                                    ===========

4. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government se-curities from banks and securities dealers subject to agreements to resell the securities to the seller at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

5. Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements. A reverse repurchase agreement involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves risk that the market value of the securities sold by the Fund may decline below the repurchase price of the securities. The Fund will segregate cash or other liquid securities with re-spect to the reverse repurchase agreements.

During the year ended December 31, 2000, the Fund did not enter into any re-verse repurchase agreements.

Notes to Financial Statements
(continued)

6. Option Contracts

The Fund may from time to time enter into options contracts. Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will re-alize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At December 31, 2000, the Fund did not hold any purchased call or put option contracts.

When the Fund writes a call or put option, an amount equal to the premium re-ceived by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing pur-chase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying secu-rity, and the liability related to such option is eliminated. When a written call option is exercised the proceeds of the security sold will be increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exer-cised, settlement is made in cash.

The Fund enters into options for hedging purposes. The risk associated with purchasing options is limited to the premium originally paid. The risk in writ-ing a covered call option is that the Fund gives up the opportunity to partici-pate in any increase in the price of the underlying security beyond the exer-cise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

During the year ended December 31, 2000, the Fund did not enter into any writ-ten covered call or put option contracts.

7. Securities Traded on a When-Issued Basis

The Fund may from time to time purchase securities on a when-issued basis. In a when-issued transaction, the Fund commits to purchasing securities which have not yet been issued by the issuer. Securities purchased on a when-issued basis, are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into the when-issued transaction, cash or other liquid securities are segregated to cover the amount of the purchase price of the when-issued security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At December 31, 2000, the Fund did not hold any when-issued securities.

8. Securities Traded on a To-Be-Announced Basis

The Fund may trade securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer, particularly the face amount and maturity date in Government National Mortgage Association ("GNMA") transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash or other liquid securities are segregated to cover the amount of the TBA transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At December 31, 2000, the Fund held TBA securities with a total cost of $1,615,488.

Notes to Financial Statements
(continued)

9. Mortgage Dollar Roll Transactions

The Fund may enter into mortgage "dollar rolls" in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date. The Fund is compensated by a fee paid by the counterparty. Dollar rolls are accounted for as financing arrangements; the fee is accrued into interest income ratably over the term of the dollar roll and any gain or loss on the roll is deferred until disposition of the rolled security. The average daily balance of dollar rolls outstanding during the year ended December 31, 2000 was approximately $1,718,000.

10. Lending of Securities

The Fund may lend its securities to brokers, dealers and other financial organizations. The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded in interest income. Loans of securities by the Fund are collateralized by cash or other liquid securities that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At December 31, 2000, the Fund did not have any securities on loan.

11. Loan Participations

The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund's investment in any such loan may be in the form of a participation in or an assignment of the loan.

In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

At December 31, 2000, the Fund did not have any investments in loan participa-tions.

12. Capital Loss Carryforward

At December 31, 2000, the Fund had, for Federal income tax purposes, a capital loss carryforward of approximately $179,000, available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. Expira-tion occurs on December 31 of the year indicated:

                                                                 2007     2008
                                                                ------- --------
Carryforward Amounts........................................... $12,000 $167,000
                                                                ======= ========

Notes to Financial Statements
(continued)

13. Capital Stock

At December 31, 2000, the Series had 10,000,000,000 shares of capital stock au-thorized with a par value of $0.001 per share. Each share represents an equal proportionate interest and has an equal entitlement to any dividends and dis-tributions made by the Fund.

Transactions in shares were as follows:

                                              Year Ended        Year Ended
                                           December 31, 2000 December 31, 1999
                                           ----------------- -----------------
Shares sold...............................     1,206,972         1,449,515
Shares issued on reinvestment of
 dividends................................        72,708            41,305
Shares reacquired.........................      (607,257)         (345,070)
                                               ---------         ---------
Net Increase..............................       672,423         1,145,750
                                               =========         =========

Financial Highlights

For a share of capital stock outstanding throughout each year ended December
31:

                                                    2000     1999     1998(1)
                                                   -------  -------   -------
Net Asset Value, Beginning of Year................ $ 10.23  $ 10.40   $10.00
                                                   -------  -------   ------
Income (Loss) From Operations:
 Net investment income (2)........................    0.34     0.24     0.15
 Net realized and unrealized gain (loss) .........    0.47    (0.16)    0.43
                                                   -------  -------   ------
 Total Income From Operations.....................    0.81     0.08     0.58
                                                   -------  -------   ------
Less Distributions From:
 Net investment income............................   (0.34)   (0.24)   (0.15)
 Net realized gains...............................      --    (0.00)*  (0.03)
 Capital .........................................      --    (0.01)      --
                                                   -------  -------   ------
 Total Distributions..............................   (0.34)   (0.25)   (0.18)
                                                   -------  -------   ------
Net Asset Value, End of Year...................... $ 10.70  $ 10.23   $10.40
                                                   =======  =======   ======
Total Return (3)..................................    7.90%    0.78%    5.83%++
Net Assets, End of Year (000s).................... $25,600  $17,584   $5,971
Ratios to Average Net Assets:
 Expenses (2)(4)..................................    1.00%    1.00%    1.00%+
 Net investment income............................    3.84%    3.50%    3.57%+
Portfolio Turnover Rate...........................      34%      63%      56%

------
(1) For the period from February 17, 1998 (commencement of operations) through December 31, 1998.
(2) SBAM has waived all or a part of its management fees for the years ended December 31, 2000, December 31, 1999 and the period ended December 31, 1998. In addition, SBAM has reimbursed the Fund for $26,591 of expenses for the period ended December 31, 1998. If such fees were not waived or ex-penses not reimbursed, the per share decrease in net investment income and the actual expense ratio would have been as follows:

                                          Decrease in      Expense Ratio Without
                                     Net Investment Income   Fee Waiver and/or
                                           Per Share       Expense Reimbursement
                                     --------------------- ---------------------
      2000..........................         $0.03                 1.34%
      1999..........................          0.05                 1.65
      1998..........................          0.08                 2.90+

(3) Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Total returns may also reflect a voluntary expense limitation imposed by Salomon Brothers Asset Management Inc to limit total Fund operating expenses. Ab-sent this expense limitation, total returns for the Fund would be lower. Expense limitations may be revised or terminated.
(4) As a result of a voluntary expense limitation, expense ratios will not ex-ceed 1.00%.
 * Amount represents less than $0.01 per share.
 ++Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.

Report of Independent Accountants

To the Board of Directors and Shareholders of Salomon Brothers Variable Total Return Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Salomon Brothers Variable Total Return Fund ("Fund") at December 31, 2000, the results of its operations and its cash flows for the year then ended and the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the pe-riod February 17, 1998 (commencement of operations) through December 31, 1998, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereaf-ter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, NY
February 14, 2001

Tax Information
(unaudited)

For Federal tax purposes the Fund hereby designates for the fiscal year ended December 31, 2000:

  . A corporate dividends received deduction of 20.64%.

A total of 8.93% of the ordinary dividends paid by the Fund from net investment income are derived from Federal obligations and may be exempt from taxation at the state level.

Salomon Brothers Variable Series Funds Inc

INVESTMENT MANAGER
   Salomon Brothers Asset Management Inc
   7 World Trade Center
   New York, New York 10048

CUSTODIAN
   PFPC Trust Company
   17th and Chestnut Streets
   Philadelphia, Pennsylvania 19103

LEGAL COUNSEL
   Simpson Thacher & Bartlett
   425 Lexington Avenue
   New York, New York 10017

INDEPENDENT ACCOUNTANTS
   PricewaterhouseCoopers LLP
   1177 Avenue of the Americas
   New York, New York 10036

Directors
Charles F. Barber
   Consultant; formerly Chairman;
   ASARCO Incorporated

Carol L. Colman
   Consultant, Colman Consulting

Daniel P. Cronin
   Vice President-General Counsel,
   Pfizer International Inc.

Heath B. McLendon
   Chairman and President;
   Managing Director, Salomon Smith Barney Inc.
   President and Director, SSB Citi Fund Management LLC and Travelers Investment Advisers, Inc.

Officers
Heath B. McLendon
   Chairman and President

Lewis E. Daidone
   Executive Vice President and Treasurer

Ross S. Margolies
   Executive Vice President

Beth A. Semmel
   Executive Vice President

Peter J. Wilby
   Executive Vice President

George J. Williamson
   Executive Vice President

John B. Cunningham
   Vice President

Anthony Pace
   Controller

Christina T. Sydor
   Secretary

                           ---------------------
                               Salomon Brothers
                              ---------------------
                                   Asset Management

              Seven World Trade Center. New York, New York 10048

S  A  L  O  M  O  N     B  R  O  T  H  E  R  S

 Variable Series Funds Inc

                                                                     A n n u a l
                                                                     R e p o r t
                                                                         2 0 0 0

                                                               December 31, 2000

                                                          .  HIGHYIELD BOND FUND

[GRAPHIC]

[PICTURE APPEARS HERE]


SALOMON BROTHERS VARIABLE SERIES FUNDS INC

Our Message to You

Dear Shareholder:

We are pleased to provide you with the annual report for the Salomon Brothers Variable High Yield Bond Fund ("Fund")/1/ for the year ended December 31, 2000. This letter will briefly discuss general economic and market conditions as well as Fund developments during the reporting period. A detailed summary of performance and current Fund holdings can be found in the appropriate sections that follow. We hope you find this report useful and informative.

Investment Strategy and Performance Update

The Fund's primary objective is to maximize current income, with capital appreciation as a secondary objective. The Fund seeks to achieve its objectives by investing primarily in a diversified portfolio of high-yield fixed-income securities rated in the medium or lower rating categories, or those securities determined by the manager to be of comparable quality./2/

For the year ended December 31, 2000, the Fund returned a negative 0.02%./3/ In comparison, the Salomon Smith Barney High Yield Market Index ("SSB High Yield Market Index")/4/ returned a negative 5.68% for the same period.

Market Overview

The year 2000 was a difficult one for the high-yield bond market as uncertainty in interest rates, the U.S. economic outlook and the capital markets drove the SSB High Yield Market Index to a disappointing return of negative 5.68%. Early in the year, continued strength in the U.S. economy and a booming equity market caused concerns that inflation would rise. As a result, between February and May 2000, the Federal Reserve Board ("Fed") implemented three increases in the federal funds rate ("fed funds rate")/5/ for a total of 100 basis points./6/ This uncertain interest rate environment, increasing volatility in the equity market, and substantial mutual fund outflows, which totaled $10.1 billion for the year, drove negative returns in the high-yield

_________
/1/ The Fund is an underlying investment option of various variable annuity products. A variable annuity product is a contract issued by an insurance company in which the annuity premium (a set amount of dollars) is immediately turned into a unit of a portfolio of securities. Upon retirement, the policyholder is paid according to accumulated units whose dollar value varies according to the performance of the securities within the subaccount. Its objective is to preserve, through investment, the purchasing value of the annuity which otherwise is subject to erosion through inflation.
/2/ Investments in high-yield bonds, commonly referred to as "junk bonds", have a greater risk of loss when compared with other types of investments including the loss of the principal investment.
/3/ The performance return does not reflect the reduction of initial charges and expenses imposed in connection with investing in variable annuity contracts such as administrative fees, account charges and surrender charges, which if reflected, would reduce the performance of the Fund. Past performance is not indicative of future results.
/4/ The SSB High Yield Market Index covers a significant portion of the below-investment-grade U.S. corporate bond market. Please note that an investor cannot invest directly in an index.
/5/ The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.
/6/ A basis point is 0.01% or one one-hundredth of a percent.

bond market through the first five months of the year. However, during the summer, the high-yield bond market enjoyed some relief in the form of positive returns as the Fed held interest rates steady in response to data hinting at a slowdown in the U.S. economy and a possible "soft landing".

From September to November, the high-yield bond market reversed course into negative territory once again as a series of negative earnings revisions and economic data renewed concerns over sustainable economic growth and corporate profitability. Additionally, the high-yield bond market's autumn difficulties were exacerbated by uncertainty surrounding the U.S. elections, continued mutual fund outflows, and limited broker-dealer liquidity, which was further reduced by consolidations in the brokerage industry. Finally, in December, the high-yield bond market enjoyed a modest rally as well- received comments from Fed Chairman Alan Greenspan, expressing a shift in concern towards the slowing economy and away from potential inflation, sparked anticipation of interest rate cuts in the first quarter of 2001./7/

For the period, the high-yield bond market's worst performers included telecommunications, containers/packaging, supermarkets/drugstores, automotive and metals/mining. Telecommunications suffered from concerns regarding successful execution and funding of business plans. Containers/packaging was adversely affected by raw material prices. Supermarkets/drugstores declined due to credit concerns at a large issuer. Worries over an emerging slowdown in new vehicle sales and a sluggish parts aftermarket drove under- performance in automotive. Metals/mining underperformed as a result of sharply higher levels of steel imports and plummeting steel product prices. The top performers included gaming, cable and other media, utilities, energy, healthcare, and financial.

Gaming, cable and other media, and utilities benefited from investors' preference for defensive credits. Strong natural gas prices drove outperformance in energy. Healthcare was supported by strong earnings and a favorable legislative environment. Financials outperformed as a result of the strong economic environment that existed through most of the year.

In terms of credit quality as measured by the SSB High Yield Market Index, BB, B, and CCC issues generated returns of 3.02%, negative 6.67%, and negative 21.98%, respectively, as investors sought safety in the higher-quality credit tiers, such as BB issues, while avoiding CCC and lower quality single-B issues due to heightened credit concerns.

PORTFOLIO UPDATE

The Fund's performance was adversely affected by underweightings in health-care, financial and utilities. The Fund's performance was helped, however, by a shift to an overweighting in energy, an overweighting in gaming and by underweightings in telecommunications, containers/packaging, automotive, and supermarkets/drugstores. During the course of the year, the Fund

______________
/7/ After the reporting period, on January 3, 2001 and January 31, 2001, the Fed cut interest rates one-half point for a total of one percentage point.

responded to the increased market volatility by increasing exposure to less cyclical sectors, such as gaming, energy, healthcare, and utilities, while reducing its holdings in more cyclical sectors, including automotive and metals/mining. Additionally, while maintaining its underweighting in telecommunications, the Fund increased its exposure early in the year to participate in the rally in telecommunications, and decreased its exposure during the second half of the year due to profitability and liquidity concerns in that sector.

MARKET OUTLOOK

On December 31, 2000, the high-yield bond market yielded 13.84%, up from 11.41%, at year-end 1999, as measured by the SSB High Yield Market Index. The excess yield over U.S. Treasuries was 8.76%, up from 5.00% at year-end 1999. And while no guarantees can be given, we believe that these levels represent attractive long-term value.

While current valuations appear attractive, we expect the high-yield bond market to continue to experience volatility in the near term as the positive effects of any Fed interest rate cuts and lower long-term interest rates are off- set by several factors, including (i) heightened default concerns, (ii) disappointing corporate profitability, (iii) continued concerns over the U.S. and global economies, (iv) tight secondary market liquidity, and (v) equity market volatility. In light of these conditions, we are pursuing a conservative investment strategy geared to accumulating BB-rated credits in non-cyclical industries.

Thank you for your investment in the Salomon Brothers Variable High Yield Bond Fund. We look forward to helping you pursue your financial goals in the years ahead.




Sincerely,


/s/ Heath B. McLendon                   /s/ Peter J. Wilby


Heath B. McLendon                       Peter J. Wilby
Chairman and President                  Executive Vice President

January 29, 2001

The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund. Please refer to pages 5 through 9 for a list and percentage breakdown of the Fund's holdings. Also, please note that any discussion of the Fund's holdings is as of December 31, 2000 and is subject to change.

The following graph depicts the performance of the High Yield Bond Fund versus the Salomon Smith Barney High Yield Market Index. It is important to note that the Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

                                    [GRAPH]

                                                    Salomon Brothers
                                 High Yield         High-Yield Market
                                 Bond Fund               Index

           5/1/98                  10,000                10,000
           6/98                    10,080                10,049
           12/98                   10,014                 9,902
           6/99                    10,338                10,078
           12/99                   10,567                 9,775
           6/00                    10,509                 9,637
           12/31/2000              10,564                 9,220

Past performance is not predictive of future performance. The graph does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

Historical Performance

                                        Net Asset Value
                                  --------------------------
                                  Beginning         End           Income         Capital Gain      Return        Total
Year Ended                         of Year        of Year       Dividends       Distributions    of Capital     Returns+
=========================================================================================================================
12/31/00                         $  9.22          $ 8.39         $ 0.83            $  0.00        $  0.00        (0.02)%
-------------------------------------------------------------------------------------------------------------------------
12/31/99                            9.58            9.22           0.88               0.00           0.01         5.56
-------------------------------------------------------------------------------------------------------------------------
5/1/98**-- 12/31/98                10.00            9.58           0.43               0.00           0.00*        0.14++
=========================================================================================================================
                                                                 $ 2.14            $  0.00        $  0.01
=========================================================================================================================

Average Annual Total Returns+
Year Ended 12/31/00                                                                                              (0.02)%
-------------------------------------------------------------------------------------------------------------------------
5/1/98** through 12/31/00                                                                                         2.08
=========================================================================================================================

Cumulative Total Return+
5/1/98** through 12/31/00                                                                                         5.64%
=========================================================================================================================

+ Assumes the reinvestment of all dividends and capital gains distributions at net asset value. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Total returns may also reflect a voluntary expense limitation imposed by Salomon Brothers Asset Management Inc to limit total Fund operating expenses. Absent this expense limitation, total returns for the Fund would be lower. Expense limitations may be revised or terminated.

++ Total return is not annualized, as it may not be representative of the total return for the year.

*  Amount represents less than $0.01 per share.

** Commencement of operations.

Schedule of Investments
December 31, 2000

   Face
  Amount                          Security                             Value

-------------------------------------------------------------------------------
 CORPORATE BONDS -- 57.6%

 Basic Industries -- 3.7%
          Avecia Group PLC, Company Guaranteed, 11.000% due
 $ 50,000  7/1/09.................................................   $   49,625
   50,000 Gentek Inc., Sr. Sub. Notes, 11.000% due 8/1/09.........       50,250
          Glencore Nickel Property Ltd., Company Guaranteed,
  125,000  9.000% due 12/1/14.....................................      102,500
   25,000 Lyondell Chemical Co., Series B, Secured Notes, 9.875%
           due 5/1/07.............................................       24,313
   25,000 P&L Coal Holdings Corp., Series B, Sr. Sub. Notes,
           9.625% due 5/15/08.....................................       25,031
   50,000 Radnor Holdings Inc., Sr. Notes, 10.000% due 12/1/03....       42,812
   50,000 Tembec Industries Inc., Company Guaranteed, 8.625% due
           6/30/09................................................       49,750
                                                                     ----------
                                                                        344,281
                                                                     ----------

 Consumer Cyclicals -- 4.4%
   25,000 Cole National Group, Inc., Sr. Sub. Notes, 8.625% due
           8/15/07................................................       17,375
   50,000 Finlay Fine Jewelry Corp., Sr. Notes, 8.375% due
           5/1/08.................................................       44,750
  125,000 HMH Properties, Series B, Sr. Notes, 7.875% due 8/1/08..      120,625
  125,000 Leslie's Poolmart Inc., Sr. Notes, 10.375% due 7/15/04..       94,375
   25,000 Levi Strauss & Co., 7.000% due 11/1/06..................       19,750
   75,000 Pillowtex Corp., Series B, Sr. Sub. Notes, 9.000% due
           12/15/07 (a)(b)........................................        3,375
   50,000 Tenet Healthcare Corp., Sr. Notes, 8.000% due 1/15/05...       50,875
   50,000 Tommy Hilfiger USA Inc., Company Guaranteed, 6.850% due
           6/1/08.................................................       37,563
   30,000 WestPoint Stevens Inc., Sr. Notes, 7.875% due 6/15/05...       22,500
                                                                     ----------
                                                                        411,188
                                                                     ----------

 Consumer Non-Cyclicals -- 10.2%
   50,000 American Safety Razor Co., Series B, Sr. Notes, 9.875%
           due 8/1/05.............................................       48,250
   50,000 Columbia Healthcare, 6.910% due 6/15/05.................       48,250
  175,000 Delta Beverage Group, Sr. Notes, 9.750% due 12/15/03....      183,531
   50,000 French Fragrance Inc., Series D, Company Guaranteed,
           10.375% due 5/15/07....................................       45,750
   25,000 Fresenius Medical Care Capital Trust II, Company
           Guaranteed, 7.875% due 2/1/08..........................       22,813
   50,000 Harrahs Operating Co. Inc., Company Guaranteed, 7.875%
           due 12/15/05...........................................       49,875
   50,000 Home Interiors & Gifts Inc., Company Guaranteed, 10.125%
           due 6/1/08.............................................       17,750
   75,000 Horseshoe Gaming LLC, Series B, Sr. Sub. Notes, 9.375%
           due 6/15/07............................................       75,563
  125,000 Imperial Holly Corp., Sr. Sub. Notes, 9.750% due
           12/15/07 (a)(b)........................................       17,500
   50,000 Mandalay Resort Group, Sr. Sub. Notes, 10.250% due
           8/1/07.................................................       49,625
   50,000 MGM Grand Inc., Company Guaranteed, 9.750% due 6/1/07...       52,500
   50,000 Mohegan Tribal Gaming Corp., Sr. Sub. Notes, 8.750% due
           1/1/09.................................................       50,187
   50,000 North Atlantic Trading Co., Series B, Company
           Guaranteed, 11.000% due 6/15/04........................       32,750
   75,000 Park Place Entertainment, Sr. Sub. Notes, 7.875% due
           12/15/05...............................................       73,687
   50,000 Revlon Consumer Products Corp., Sr. Notes, 9.000% due
           11/1/06................................................       37,000
   50,000 Station Casinos Inc., Sr. Sub. Notes, 9.875% due
           7/1/10.................................................       51,562
   90,000 Sun International Hotels Ltd., Sr. Sub. Notes, 9.000%
           due 3/15/07............................................       82,800
   50,000 Vlasic Foods International Inc., Series B, Sr. Sub.
           Notes, 10.250% due 7/1/09+.............................       11,250
                                                                     ----------
                                                                        950,643
                                                                     ----------
 Energy -- 8.0%
   50,000 Belco Oil & Gas Corp., Series B, Sr. Sub. Notes, 8.875%
           due 9/15/07............................................       47,000
          Canadian Forest Oil Ltd., Sr. Sub. Notes, 8.750% due
  100,000  9/15/07................................................       98,750
   50,000 Comstock Resources Inc., Sr. Notes, 11.250% due 5/1/07..       52,125
   50,000 Grey Wolf Inc., Sr. Notes, 8.875% due 7/1/07............       48,750
   50,000 Gulf Canada Resources Ltd., Sub. Debentures, 9.625% due
           7/1/05.................................................       51,875
   50,000 HS Resources Inc., Series B, Sr. Sub. Notes, 9.250% due
           11/15/06...............................................       50,500
   50,000 Key Energy Services Inc., Series B, Sr. Sub. Notes,
           14.000% due 1/15/09....................................       57,000
   50,000 Nuevo Energy Co., Sr. Sub. Notes, 9.375% due
           10/1/10 (c)............................................       50,375
   75,000 Ocean Energy Inc., Series B, Sr. Sub. Notes, 8.875% due
           7/15/07................................................       77,625
   25,000 Pioneer Natural Resource, Company Guaranteed, 9.625% due
           4/1/10.................................................       26,718
   50,000 Plains Resources Inc., Company Guaranteed, 10.250% due
           3/15/06 (c)............................................       50,250
   25,000 Triton Energy Ltd., Sr. Notes, 8.875% due 10/1/07.......       25,406
   50,000 Vintage Petroleum, Sr. Sub. Notes, 9.750% due 6/30/09...       53,250
   50,000 Western Gas Resources Inc., Sr. Sub. Notes, 10.000% due
           6/15/09................................................       52,500
                                                                     ----------
                                                                        742,124
                                                                     ----------

                       See Notes to Financial Statements.

Schedule of Investments
December 31, 2000 (continued)

   Face
  Amount                          Security                             Value

-------------------------------------------------------------------------------
 Financial Services -- 2.2%
 $123,462 Airplanes Pass Through Trust, Series D, Company            $   91,241
          Guaranteed, 10.875% due 3/15/12.........................
          Contifinancial Corp., Sr. Notes:
   50,000 7.500% due 3/15/02 (a)(b)...............................        7,750
   75,000 8.125% due 4/1/08 (a)(b)................................       11,625
   50,000 Felcor Lodging LP, Sr. Sub. Notes, 9.500% due 9/15/08...       49,750
   50,000 Forest City Enterprises, Sr. Notes, 8.500% due 3/15/08..       47,250
                                                                     ----------
                                                                        207,616
                                                                     ----------
 Housing Related -- 0.8%
   25,000 American Standard Inc., Sr. Notes, 7.375% due 4/15/05
           (a)(b).................................................       23,875
   50,000 Nortek Inc., Series B, Sr. Notes, 8.875% due 8/1/08.....       44,500
                                                                     ----------
                                                                         68,375
                                                                     ----------
 Manufacturing -- 6.9%
  100,000 Breed Technologies Inc., Sr. Sub. Notes, 9.250% due
           4/15/08 (a)(b).........................................           10
   50,000 Fedders North America, Sr. Sub. Notes, 9.375% due
           8/15/07................................................       43,250
   50,000 Hexcel Corp., Sr. Sub. Notes, 9.750% due 1/15/09........       44,500
   75,000 High Voltage Engineering Corp., Sr. Notes, 10.750% due
           8/15/04................................................       49,125
  125,000 Hines Horticulture Inc., Series B, Sr. Sub. Notes,
           11.750% due 10/15/05...................................       98,750
  125,000 Indesco International Inc., Sr. Sub. Notes, 9.750% due
           4/15/08 (a)(b).........................................       24,375
   50,000 Jordan Industries Inc., Series D, Sr. Notes, 10.375% due
           8/1/07.................................................       42,250
  125,000 Motors & Gears, Inc., Series D, Sr. Notes, 10.750% due
           11/15/06...............................................      111,875
   50,000 Newport News Inc., Sr. Sub. Notes, 9.250% due 12/1/06...       51,000
          Polymer Group Inc., Series B, Sr. Sub. Notes:
   25,000 9.000% due 7/1/07.......................................       16,625
   50,000 8.750% due 3/1/08.......................................       32,250
  125,000 Sequa Corp., Sr. Notes, 9.000% due 8/1/09...............      124,687
                                                                     ----------
                                                                        638,697
                                                                     ----------
 Media & Telecommunications -- 15.0%
   25,000 Allbritton Communications Co., Series B, Sr. Sub. Notes,
           8.875% due 2/1/08......................................       23,625
   75,000 Century Communications Corp., Series B, Sr. Discount
           Notes, zero coupon due 1/15/08.........................       29,250
   75,000 Charter Communications Holdings LLC, Sr. Notes, 8.625%
           due 4/1/09.............................................       68,437
   50,000 Citadel Broadcasting Co., Sr. Sub. Notes, 10.250% due
           7/1/07.................................................       50,750
  125,000 CSC Holdings Inc., Sr. Debentures, 7.625% due 7/15/18...      114,219
   15,000 Exodus Communications Inc., Sr. Notes, 11.625% due
           7/15/10 (c)............................................       13,425
   50,000 Global Crossing Holding Ltd., Company Guaranteed, 9.125%
           due 11/15/06...........................................       48,125
  125,000 Hollinger International Publishing, Sr. Sub. Notes,
           9.250% due 2/1/06......................................      125,625
   40,000 ICG Holdings Inc., Company Guaranteed, 12.500% due
           5/1/06 (a)(b)..........................................        4,600
   50,000 Insight Midwest L.P., Sr. Notes, 9.750% due 10/1/09.....       49,875
          Intermedia Communications Inc., Series B, Sr. Notes:
   25,000 8.600% due 6/1/08.......................................       17,625
   25,000 9.500% due 3/1/09.......................................       17,625
   50,000 Lamar Media Corp., Sr. Sub. Notes, 8.625% due 9/15/07...       50,375
   50,000 Level 3 Communications Inc., Sr. Notes, 9.125% due
           5/1/08.................................................       40,625
  200,000 Nextel Communications, Inc., Sr. Serial Redeemable
           Discount Notes, zero coupon until
           2/15/03, 9.950% thereafter, due 2/15/08................      146,500
   10,000 NEXTLINK Communications Inc., Sr. Notes, 10.750% due
           6/1/09.................................................        8,250
   75,000 NTL Inc., Series B, Sr. Notes, zero coupon until 4/1/03,
           9.750% thereafter, due 4/1/08..........................       41,438
   50,000 Price Communications Wireless, Inc., Series B, Company
           Guaranteed, 9.125% due 12/15/06........................       50,875
   15,000 Psinet Inc., Sr. Notes, 11.000% due 8/1/09..............        3,975
   50,000 R.H. Donnelly Inc., Sr. Sub. Notes, 9.125% due 6/1/08...       48,875
   50,000 Rogers Cantel, Inc., Debentures, 9.375% due 6/1/08......       51,750
   75,000 Rogers Communications Inc., Sr. Notes, 8.875% due
           7/15/07................................................       74,625
   50,000 Telecorp PCS Inc., Sr. Sub. Notes, 10.625% due 7/15/10..       51,000
  125,000 Telewest Communication PLC, Sr. Discount Notes, zero
           coupon until 4/15/04, 9.250% thereafter, due 4/15/09...       59,063

                       See Notes to Financial Statements.

Schedule of Investments
December 31, 2000 (continued)

   Face
  Amount                          Security                             Value

-------------------------------------------------------------------------------
 Media & Telecommunications -- 15.0% (continued)
 $200,000 United International Holdings Inc., Series B, Sr.
           Secured Discount Notes,
           zero coupon until 2/15/03, 10.750% thereafter, due
           2/15/08................................................   $   83,000
  125,000 World Color Press Inc., Sr. Sub. Notes, 8.375% due
           11/15/08...............................................      126,875
                                                                     ----------
                                                                      1,400,407
                                                                     ----------
 Services/Other -- 3.1%
   50,000 Allied Waste Industries North America Inc., Series B,          47,375
           Sr. Sub. Notes, 10.000% due 8/1/09.....................
   25,000 Aqua Chemical Inc., Sr. Sub. Notes, 11.250% due 7/1/08..       17,375
   50,000 Avis Group Holdings Inc., Company Guaranteed, 11.000%          54,125
           due 5/1/09.............................................
   25,000 Comforce Operating Inc., Series B, Sr. Notes, 12.000%          11,375
           due 12/1/07............................................
   25,000 Crown Castle International Corp., Sr. Notes, 10.750% due       26,125
           8/1/11.................................................
   50,000 Iron Mountain Inc., Sr. Sub. Notes, 8.750% due 9/30/09..       49,375
   50,000 Loomis Fargo & Co., Sr. Sub. Notes, 10.000% due                48,000
           1/15/04................................................
   50,000 Mail-Well I Corp., Series B, Sr. Sub. Notes, 8.750% due        35,250
           12/15/08...............................................
  125,000 Safety-Kleen Services, Inc., Sr. Sub. Notes, 9.250% due         1,875
           6/1/08 (a)(b)..........................................
                                                                     ----------
                                                                        290,875
                                                                     ----------
 Technology -- 0.3%
   50,000 Polaroid Corp., Sr. Notes, 11.500% due 2/15/06..........       27,750
                                                                     ----------
 Transportation -- 1.5%
  125,000 Enterprises Shipholding, Sr. Notes, 8.875% due 5/1/08...       54,375
   50,000 Northwest Airlines Inc., Company Guaranteed, 7.625% due        45,750
           3/15/05................................................
   50,000 Stena AB, Sr. Notes, 8.750% due 6/15/07.................       40,250
                                                                     ----------
                                                                        140,375
                                                                     ----------
 Utilities -- 1.5%
   40,000 AES Corp., Sr. Notes, 9.375% due 9/15/10................       41,100
   50,000 Azurix Corp., Series B, Sr. Notes, 10.750% due 2/15/10..       49,250
   50,000 Calpine Corp., Sr. Notes, 7.750% due 4/15/09............       46,688
                                                                     ----------
                                                                        137,038
                                                                     ----------
          TOTAL CORPORATE BONDS
          (Cost -- $6,502,191)....................................    5,359,369
                                                                     ----------
 SOVEREIGN BONDS -- 32.1%
 Argentina -- 5.7%
          Republic of Argentina:
  125,000  11.750% due 4/7/09.....................................      116,781
   35,000  11.375% due 3/15/10....................................       31,929
  149,000  11.750% due 6/15/15....................................      135,217
   85,000  12.125% due 2/25/19....................................       79,050
   40,000  12.000% due 2/1/20.....................................       36,800
  144,000  FRB, 7.625% due 3/31/05................................      130,950
                                                                     ----------
                                                                        530,727
                                                                     ----------
 Brazil -- 6.1%
          Federal Republic of Brazil:
  151,000  14.500% due 10/15/09...................................      166,666
   25,000  12.750% due 1/15/20....................................       24,437
   45,000  12.250% due 3/6/30.....................................       41,771
  327,000  11.000% due 8/17/40....................................      267,241
   92,356  C Bonds, 8.000% due 4/15/14............................       71,547
                                                                     ----------
                                                                        571,662
                                                                     ----------

                       See Notes to Financial Statements.

Schedule of Investments
December 31, 2000 (continued)

   Face
  Amount                          Security                             Value

-------------------------------------------------------------------------------
 Bulgaria -- 1.0%
          Republic of Bulgaria, Discount Bonds, Series A, 7.750%
 $125,000 due 7/28/24 (d).........................................   $   96,094
                                                                     ----------
 Colombia -- 1.1%
          Republic of Colombia:
   95,000  9.750% due 4/23/09.....................................       80,038
   15,000  8.375% due 2/15/27.....................................        9,863
   20,000  FRN, 8.700% due 2/15/16 (d)............................       13,200
                                                                     ----------
                                                                        103,101
                                                                     ----------
 Croatia -- 0.4%
   40,909 Republic of Croatia, FRB, Series A, 7.750% due 7/31/10
           (d)....................................................       38,455
                                                                     ----------
 Ecuador -- 0.9%
          Republic of Ecuador:
    1,000  12.000% due 11/15/12...................................          665
  219,000  4.000% due 8/15/30 (d).................................       84,041
                                                                     ----------
                                                                         84,706
                                                                     ----------
 Ivory Coast -- 0.2%
  125,000 Republic of Ivory Coast, FLIRB, 2.000% due 3/29/18
           (a)(b).................................................       15,000
                                                                     ----------
 Jamaica -- 0.3%
   30,000 Government of Jamaica, 12.750% due 9/1/07...............       29,925
                                                                     ----------
 Mexico -- 3.6%
          United Mexican States:
   65,000  10.375% due 2/17/09....................................       71,240
  225,000  11.375% due 9/15/16....................................      262,631
                                                                     ----------
                                                                        333,871
                                                                     ----------
 Panama -- 1.4%
          Republic of Panama:
   75,000  8.875% due 9/30/27.....................................       63,562
   84,658  PDI Bond, 7.750% due 7/17/16 (d)(e)....................       64,552
                                                                     ----------
                                                                        128,114
                                                                     ----------
 Peru -- 1.1%
  175,000 Republic of Peru, FLIRB, 3.750% due 3/7/17 (d)..........      103,250
                                                                     ----------
 Philippines -- 1.3%
          Republic of the Philippines:
   60,000  9.875% due 1/15/19.....................................       48,450
   83,333  FLIRB, 7.500% due 6/1/08 (d)...........................       73,333
                                                                     ----------
                                                                        121,783
                                                                     ----------
 Poland -- 0.4%
   50,000 Republic of Poland, RSTA Bonds, 3.750% due 10/27/24
           (d)....................................................       34,500
                                                                     ----------
 Russia -- 5.4%
          Russian Government:
   30,000  11.750% due 6/10/03....................................       27,975
   71,895  8.250% due 3/31/10 (c).................................       45,024
  160,000  12.750% due 6/24/28....................................      133,000
  250,000  2.500% due 3/31/30 (d).................................       93,750
  554,875  2.500% due 3/31/30 (c)(d)..............................      208,078
                                                                     ----------
                                                                        507,827
                                                                     ----------
 Venezuela -- 3.2%
          Republic of Venezuela:
  125,000  13.625% due 8/15/18....................................      115,000
   80,000  9.250% due 9/15/27.....................................       52,000
  154,760  FLIRB, Series A, 7.625% due 3/31/07 (d)................      126,516
                                                                     ----------
                                                                        293,516
                                                                     ----------
          TOTAL SOVEREIGN BONDS
          (Cost -- $2,938,767)....................................    2,992,531
                                                                     ----------

                       See Notes to Financial Statements.

Schedule of Investments
December 31, 2000 (continued)

   Face
  Amount                          Security                             Value

-------------------------------------------------------------------------------

 LOAN PARTICIPATIONS (f) -- 1.8%
 Algeria -- 1.0%
 $115,385 The People's Democratic Republic of Algeria, Tranche 1,
           7.6875% due 9/4/06 (Chase Manhattan Bank) (d)..........   $   95,770
                                                                     ----------

 Morocco -- 0.8%
   85,000 Kingdom of Morocco, Tranche A, 7.5625% due 1/1/09 (Chase
           Manhattan Bank) (d)....................................       73,844
                                                                     ----------

          TOTAL LOAN PARTICIPATIONS
          (Cost -- $150,110)......................................      169,614
                                                                     ----------

  Shares

------

 PREFERRED STOCK (b) -- 0.0%
          TCR Holding Corp.:
      219  Class B Shares.........................................            2
      121  Class C Shares.........................................            1
      318  Class D Shares.........................................            3
      658  Class E Shares.........................................            7
                                                                     ----------
          TOTAL PREFERRED STOCK
          (Cost -- $78)...........................................           13
                                                                     ----------

   Face
  Amount

------

 REPURCHASE AGREEMENT -- 8.5%
 $791,000 SBC Warburg Dillon Read Inc., 5.950% due 1/2/01;
           Proceeds at maturity -- $791,523; (Fully collateralized
           by
           U.S. Treasury Bonds, 5.250% due 2/15/29; Market value
           -- $807,659) (Cost -- $791,000)........................      791,000
                                                                     ----------
          TOTAL INVESTMENTS -- 100%
          (Cost -- $10,382,146*)..................................   $9,312,527
                                                                     ==========

------
(a) Security is currently in default.
(b) Non-income producing security.
(c) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(d) Rate shown reflects rate in effect at December 31, 2000 on instrument with variable rates or step coupon rates.
(e) Payment-in-kind security for which all or part of the interest earned is capitalized as additional principal.
(f) Participation interests were acquired through the financial institutions indicated parenthetically.
 +  Security went into default subsequent to the year ended December 31, 2000.
 *  Aggregate cost for Federal income tax purposes is substantially the same.

  Abbreviations used in this statement:

   C      -- Capitalization Bond.
   FLIRB  -- Front-Loaded Interest Reduction Bonds.
   FRB    -- Floating Rate Bonds.
   FRN    -- Floating Rate Notes.
   PDI    -- Past Due Interest.
   RSTA   -- Revolving Short Term Agreement.

                       See Notes to Financial Statements.

Statement of Assets and Liabilities
December 31, 2000

ASSETS:
 Investments, at value (Cost -- $10,382,146)....................... $9,312,527
 Cash..............................................................        856
 Receivable from investment manager................................     16,916
 Interest receivable...............................................    230,159
                                                                    ----------
 Total Assets......................................................  9,560,458
                                                                    ----------
LIABILITIES:
 Payable for Fund shares purchased.................................      4,932
 Administration fee payable........................................        368
 Accrued expenses..................................................     38,535
                                                                    ----------
 Total Liabilities.................................................     43,835
                                                                    ----------
Total Net Assets................................................... $9,516,623
                                                                    ==========
NET ASSETS:
 Par value of capital shares....................................... $    1,134
 Capital paid in excess of par value............................... 10,987,730
 Undistributed net investment income...............................      6,588
 Accumulated net realized loss from security transactions and
  options..........................................................   (409,210)
 Net unrealized depreciation of investments........................ (1,069,619)
                                                                    ----------
Total Net Assets................................................... $9,516,623
                                                                    ==========
Shares Outstanding.................................................  1,133,647
                                                                    ----------
Net Asset Value, per share.........................................      $8.39
                                                                    ----------

                       See Notes to Financial Statements.

Statement of Operations
For the Year Ended December 31, 2000

INVESTMENT INCOME:
 Interest.........................................................  $   968,275
                                                                    -----------
EXPENSES:
 Management fee (Note 2)..........................................       64,878
 Audit and legal..................................................       28,116
 Shareholder communications.......................................       24,481
 Shareholder and system servicing fees............................       17,376
 Directors' fees..................................................        4,732
 Administration fee (Note 2)......................................        4,325
 Custody..........................................................        4,084
 Registration fees................................................        1,560
 Other............................................................        4,306
                                                                    -----------
 Total Expenses...................................................      153,858
 Less: Management fee waiver and expense reimbursement (Note 2)...      (67,353)
                                                                    -----------
 Net Expenses.....................................................       86,505
                                                                    -----------
Net Investment Income.............................................      881,770
                                                                    -----------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND OPTIONS (NOTES 3
 AND 6):
 Net Realized Loss From:
 Security transactions (excluding short-term securities)..........     (125,483)
 Options purchased................................................      (20,856)
                                                                    -----------
 Net Realized Loss................................................     (146,339)
                                                                    -----------
 Increase in Net Unrealized Depreciation of Investments:
 Beginning of year................................................     (339,440)
 End of year......................................................   (1,069,619)
                                                                    -----------
 Increase in Net Unrealized Depreciation..........................     (730,179)
                                                                    -----------
Net Loss on Investments and Options...............................     (876,518)
                                                                    -----------
Increase in Net Assets From Operations............................  $     5,252
                                                                    ===========

                       See Notes to Financial Statements.

Statements of Changes in Net Assets
For the Years Ended December 31,


                                                           2000        1999
OPERATIONS:                                             ----------  ----------
 Net investment income................................. $  881,770  $  703,830
 Net realized loss.....................................   (146,339)   (227,303)
 Increase in net unrealized depreciation...............   (730,179)    (63,876)
                                                        ----------  ----------
 Increase in Net Assets From Operations................      5,252     412,651
                                                        ----------  ----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income.................................   (849,951)   (703,830)
 Capital...............................................        --       (6,198)
                                                        ----------  ----------
 Decrease in Net Assets From Distributions to
  Shareholders.........................................   (849,951)   (710,028)
                                                        ----------  ----------
FUND SHARE TRANSACTIONS (NOTE 12):
 Net proceeds from sale of shares......................  5,096,226   4,847,107
 Net asset value of shares issued for reinvestment of
  dividends............................................    849,951     572,293
 Cost of shares reacquired............................. (3,524,755) (4,131,224)
                                                        ----------  ----------
 Increase in Net Assets From Fund Share Transactions...  2,421,422   1,288,176
                                                        ----------  ----------
Increase in Net Assets.................................  1,576,723     990,799
NET ASSETS:
 Beginning of year.....................................  7,939,900   6,949,101
                                                        ----------  ----------
 End of year*.......................................... $9,516,623  $7,939,900
                                                        ==========  ==========

* Includes undistributed net investment income of:.....     $6,588         --
                                                        ==========  ==========

                       See Notes to Financial Statements.

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Salomon Brothers Variable High Yield Bond Fund ("Fund") is a separate diversified investment portfolio of the Salomon Brothers Variable Series Funds Inc ("Series") whose primary investment objective is to maximize current income and secondarily to seek capital appreciation. The Series, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company and consists of this Fund and seven other investment portfolios: Salomon Brothers Variable Capital Fund, Salomon Brothers Variable Small Cap Growth Fund, Salomon Brothers Variable Total Return Fund, Salomon Brothers Variable Investors Fund, Salomon Brothers Variable Strategic Bond Fund, Salomon Brothers Variable U.S. Government Income Fund and Salomon Brothers Variable Asia Growth Fund. The Salomon Brothers Variable U.S. Government Income Fund and Salomon Brothers Variable Asia Growth Fund have not yet commenced operations. The financial statements and financial highlights for the other investment portfolios are presented in separate shareholder reports. The Fund and each other investment portfolio of the Series is offered exclusively for use with certain variable annuity and variable life insurance contracts offered through the separate accounts of various life insurance companies and qualified pension and retirement plans.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities traded in the over-the-counter market and securities for which no sales price was reported are valued at the mean of the current bid and asked prices; debt securities are valued using either prices or estimates of market values provided by market makers or independent pricing services; securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates market value; (d) dividend income is recorded on the ex-dividend date; (e) interest income, adjusted for accretion of original issue or market discount, is recorded on the accrual basis; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are recorded as currency gains or losses; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At December 31, 2000, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; (j) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve the Fund from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Management Agreement and Transactions with Affiliated Persons

Salomon Brothers Asset Management Inc ("SBAM"), a wholly owned subsidiary of Salomon Brothers Holding Company Inc., which, in turn, is wholly owned by Salo-mon Smith Barney Holdings, Inc. ("SSBH"), acts as investment manager to the Fund. Under the investment management agreement, the Fund pays an investment management fee calculated at the annual rate of 0.75% of its average daily net assets. This fee is calculated daily and paid monthly.

For the year ended December 31, 2000, SBAM waived all of its management fees and reimbursed expenses of $2,475.

Notes to Financial Statements
(continued)

SBAM also acts as administrator to the Fund. As compensation for its services the Fund pays SBAM a fee calculated at an annual rate of 0.05% of its average daily net assets. This fee is calculated daily and paid monthly. SBAM has delegated its responsibilities as administrator to SSB Citi Fund Management LLC ("SSBC"), an affiliate of SBAM, pursuant to a Sub-Administration Agreement between SBAM and SSBC.

CFBDS, Inc. acts as the Fund's distributor. For the year ended December 31, 2000, Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, received no brokerage commissions from the Fund.

3. Investments

During the year ended December 31, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

Purchases............................................................ $6,300,763
                                                                      ==========
Sales ............................................................... $4,288,200
                                                                      ==========

At December 31, 2000, the aggregate gross unrealized appreciation and deprecia-tion of investments for Federal income tax purposes were substantially as fol-lows:

Gross unrealized appreciation..................................... $   234,633
Gross unrealized depreciation.....................................  (1,304,252)
                                                                   -----------
Net unrealized depreciation....................................... $(1,069,619)
                                                                   ===========

4. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government se-curities from banks and securities dealers subject to agreements to resell the securities to the seller at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

5. Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements. A reverse repurchase agreement involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves risk that the market value of the securities sold by the Fund may decline below the repurchase price of the securities. The Fund will establish a segregated account with its custodian, in which the Fund will maintain cash or other liquid securities with respect to the reverse repurchase agreements.

During the year ended December 31, 2000, the Fund did not enter into any re-verse repurchase agreements.

Notes to Financial Statements
(continued)

6. Option Contracts

The Fund may from time to time enter into options contracts. Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will re-alize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At December 31, 2000, the Fund did not hold any purchased call or put option contracts.

When the Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised the proceeds of the security sold will be increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The Fund enters into options for hedging purposes. The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

During the year ended December 31, 2000, the Fund did not enter into any written call or put option contracts.

7. Securities Traded on a When-Issued Basis

The Fund may from time to time purchase securities on a when-issued basis. In a when-issued transaction, the Fund commits to purchasing securities which have not yet been issued by the issuer. Securities purchased on a when-issued basis, are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into the when-issued transaction, cash or other liquid securities are segregated to cover the amount of the purchase price of the when-issued security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At December 31, 2000, the Fund did not hold any when-issued securities.

8. Securities Traded on a To-Be-Announced Basis

The Fund may trade securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in Government National Mortgage Association ("GNMA") transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash or other liquid securities are segregated in the amount of the TBA transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At December 31, 2000, the Fund did not hold any TBA securities.

Notes to Financial Statements
(continued)

9. Lending of Securities

The Fund may lend its securities to brokers, dealers and other financial organizations. The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded in interest income. Loans of securities by the Fund are collateralized by cash or other liquid securities that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At December 31, 2000, the Fund did not have any securities on loan.

10. Loan Participations

The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund's investment in any such loan may be in the form of a participation in or an assignment of the loan.

In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

At December 31, 2000, the Fund held loan participations with a total cost of $150,110.

11. Capital Loss Carryforward

At December 31, 2000, the Fund had, for Federal income tax purposes, a capital loss carryforward of approximately $187,000, available to offset future capital gains. To the extent that these carryforward losses can be used to offset net realized capital gains, such gains, if any, will not be distributed. Expiration occurs on December 31 of the year indicated:

                                                                 2006     2007
                                                                ------- --------
Carryforward Amounts........................................... $21,000 $166,000
                                                                ======= ========

12. Capital Stock

At December 31, 2000, the Series had 10,000,000,000 shares of capital stock au-thorized with a par value of $0.001 per share. Each share represents an equal proportionate interest and has an equal entitlement to any dividends and dis-tributions made by the Fund.

Transactions in shares were as follows:

                                              Year Ended        Year Ended
                                           December 31, 2000 December 31, 1999
                                           ----------------- -----------------
Shares sold...............................      554,908           493,131
Shares issued on reinvestment of
 dividends................................      101,547            62,274
Shares reacquired.........................     (383,884)         (419,906)
                                               --------          --------
Net Increase..............................      272,571           135,499
                                               ========          ========

Financial Highlights

For a share of capital stock outstanding for the year ended December 31:

                                                       2000     1999    1998(1)
                                                      ------   ------  ------
Net Asset Value, Beginning of Year................... $ 9.22   $ 9.58  $10.00
                                                      ------   ------  ------
Income (Loss) From Operations:
 Net investment income (2)...........................   0.83     0.88    0.43
 Net realized and unrealized loss....................  (0.83)   (0.35)  (0.42)
                                                      ------   ------  ------
 Total Income From Operations........................    --      0.53    0.01
                                                      ------   ------  ------
Less Distributions From:
 Net investment income...............................  (0.83)   (0.88)  (0.43)
 Capital.............................................    --     (0.01)  (0.00)*
                                                      ------   ------  ------
 Total Distributions.................................  (0.83)   (0.89)  (0.43)
                                                      ------   ------  ------
Net Asset Value, End of Year......................... $ 8.39   $ 9.22  $ 9.58
                                                      ======   ======  ======
Total Return (3).....................................  (0.02)%   5.56%   0.14%++
Net Assets, End of Year (000s)....................... $9,517   $7,940  $6,949
Ratios to Average Net Assets:
 Expenses (2)(4).....................................   1.00%    1.00%   1.00%+
 Net investment income...............................  10.19%    9.56%   7.25%+
Portfolio Turnover Rate..............................     53%      58%     37%

------
(1) For the period from May 1, 1998 (commencement of operations) through Decem-ber 31, 1998.
(2) SBAM has waived all or a portion of its management fees for the years ended December 31, 2000, December 31, 1999 and the period ended December 31, 1998. In addition, SBAM has reimbursed the Fund for expenses of $2,475, $3,983 and $11,942 for the years ended December 31, 2000, December 31, 1999 and the period ended December 31, 1998, respectively. If such fees were not waived and expenses not reimbursed, the per share decrease in net invest-ment income and the actual expense ratio would have been as follows:

                                       Decrease in        Expense Ratios
                                  Net Investment Income Without Fee Waivers
                                        Per Share        and Reimbursement
                                  --------------------- -------------------
           2000..................         $0.06                1.78%
           1999..................          0.07                1.80
           1998..................          0.06                2.04+

(3) Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Total returns may also reflect a voluntary expense limitation imposed by Salomon Brothers Asset Management Inc to limit total Fund operating expenses. Ab-sent this expense limitation, total returns for the Fund would be lower. Expense limitations may be revised or terminated.
(4) As a result of a voluntary expense limitation, expense ratios will not ex-ceed 1.00%.
 *  Amount represents less than $0.01 per share.
 ++ Total return is not annualized, as it may not be representative of the to-
    tal return for the year.
 +  Annualized.

Report of Independent Accountants

To the Board of Directors and Shareholders of Salomon Brothers Variable High Yield Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Salomon Brothers Variable High Yield Bond Fund ("Fund") at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period May 1, 1998 (commencement of operations) through December 31, 1998, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, NY
February 14, 2001

                     (This page intentionally left blank.)

Salomon Brothers Variable Series Funds Inc



Investment Manager
     Salomon Brothers Asset Management Inc
     7 World Trade Center
     New York, New York 10048

Custodian
     PFPC Trust Company
     8800 Tinicom Blvd., Suite 200
     Philadelphia, Pennsylvania 19153

Legal Counsel
     Simpson Thacher & Bartlett
     425 Lexington Avenue
     New York, New York 10017

Independent Accountants
     PricewaterhouseCoopers LLP
     1177 Avenue of the Americas
     New York, New York 10036

Directors
Charles F. Barber
     Consultant; formerly Chairman; ASARCO Inc.
Carol L. Colman
     Consultant, Colman Consulting
Daniel P. Cronin
     Vice President-General Counsel,
     Pfizer International Inc.
Heath B. Mclendon
     Chairman and President;
     Managing Director, Salomon Smith Barney Inc.
     President and Director, SSB Citi Fund Management LLC and Travelers Investment Advisers, Inc.

Officers
Heath B. Mclendon
     Chairman and President
Lewis E. Daidone
     Executive Vice President and Treasurer
Ross S. Margolies
     Executive Vice President
Beth A. Semmel
     Executive Vice President
Peter J. Wilby
     Executive Vice President
George J. Williamson
     Executive Vice President
John B. Cunningham
     Vice President
Anthony Pace
     Controller
Christina T. Sydor
     Secretary

                      ====================
                            Salomon Brothers
                            ======================
                                  Asset Management


              Seven World Trade Center . New York, New York 10048ca

SALOMON BROTHERS                                        Annual

Variable Series Funds Inc                               Report

                                                        2000

                                                        December 31, 2000

                                                        .  STRATEGIC BOND FUND


[GRAPHIC]

     SALOMON BROTHERS VARIABLE SERIES FUNDS INC

     Our Message to You

     Dear Shareholder:

     We are pleased to provide you with the annual report for the Salomon Brothers Variable Strategic Bond Fund ("Fund")/1/ for the year ended December 31, 2000. This letter discusses general economic and market conditions as well as Fund highlights during the reporting period. A detailed summary of performance and current Fund holdings along with the audited financial statements for the year ended December 31, 2000, can be found in the appropriate sections that follow. We hope you find this report useful and informative.

     INVESTMENT STRATEGY AND PERFORMANCE UPDATE

     The Fund's primary objective is to seek a high level of current income, with capital appreciation as a secondary objective. The Fund seeks to achieve its objectives by investing in a globally diverse portfolio through allocations to segments of the fixed-income market that the manager believes will best contribute to the achievement of the Fund's investment objectives. Tactical allocations may include U.S. and non-U.S. investment-grade, high-yield and emerging market debt securities./2/

     For the year ended December 31, 2000, the Fund returned 7.30%./3/ In com-parison, the Lehman Brothers Aggregate Bond Index/4/ returned 11.63% for the same period. Past performance is not indicative of future results.

     MARKET UPDATE AND PORTFOLIO HIGHLIGHTS

     Throughout the first half of 2000, strong domestic economic growth sparked obstinate fear over the prospect of higher inflation. The Federal Reserve Board ("Fed") attempted to ward off some of these concerns by raising interest rates six times since June of 1999 thereby bringing the federal funds rate ("fed funds rate")/5/ to 6.50%. Around the middle of 2000, however, the U.S. economy
     ___________
     /1/ The Fund is an underlying investment option of various variable annuity products. A variable annuity product is a contract issued by an insurance company in which the annuity premium (a set amount of dollars) is immediately turned into a unit of a portfolio of securities. Upon retirement, the policyholder is paid according to accumulated units whose dollar value varies according to the performance of the securities within the subaccount. Its objective is to preserve, through investment, the purchasing value of the annuity which otherwise is subject to erosion through inflation.
     /2/ Please note that high-yielding bonds are rated below investment-grade and carry more risk than higher-rated securities. Also, the Fund is subject to fluctuations in share price as interest rates rise and fall. Also, please note investments in foreign securities, especially emerging market investments, involve greater risks than U.S. investments. Investments in non-U.S. securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. issuers and markets are subject.
     /3/ The performance return cited above does not reflect the reduction of initial charges and expenses imposed in connection with investing in variable annuity contracts such as administrative fees, account charges and surrender charges, which if reflected, would reduce the performance of the Fund. Past performance is not indicative of future results.
     /4/ The Lehman Brothers Aggregate Bond Index is a broad measure of the performance of taxable bonds in the U.S. market, with maturities of at least one year. The index is comprised of U.S. Treasury bonds, government agency bonds, mortgage-backed securities and corporate bonds. Please note that an investor cannot invest directly in an index.
     /5/ The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.

     began to "cool-down," which continued throughout the remainder of 2000. Stock prices weakened, particularly among many leading-edge technology com-panies. The corporate bond market witnessed a spate of what is referred to as "blowups" (i.e., spreads6 widening of 100 basis points/7/ or more) and heightened concerns among investors regarding credit quality and curtailed financing, due to a reduction in funding by most financial institutions. Coupled with higher energy costs, these tighter financial conditions reduced growth to the 2% to 3% annual range, well below the 4% or more gross domestic product ("GDP")/8/ that was anticipated by most investment professionals.

     Investment-grade/9/ bonds performed competitively during the period. Corporate issuance was strong in the beginning of 2000, but declined steadily as the year progressed. The substantial slowdown of the U.S. economy and the fear of a "hard-landing" scenario dampened investors' interest in corporate bonds, which pushed spreads out further.

     Emerging market debt markets had another strong year while prospects appeared mixed throughout the year. Positive factors included robust growth in many countries, higher yields and high oil prices that boosted some emerging market borrowers. Risk factors included uncertainty about the long-run success of recent International Monetary Fund support for Argentina, the perception that emerging markets have been less competitive versus higher-quality sectors whose spreads also widened and the potential for a deeper global slowdown that would make emerging markets vulnerable to a reduction in risk by investors.

     The high-yield bond market suffered a bear market throughout 2000. The manager thinks slowing corporate earnings, falling stock prices, in particular floundering share prices of telecommunication companies, a rise in defaults and high debt levels were the main culprits.

     2000 proved to be an extremely tough year for riskier areas of the bond market. Stocks fell precipitously during the period as the outlook for the global economy soured. Within the bond market, U.S. Treasuries, the lowest risk sector, posted the strongest returns while high-yield bonds suffered from the sell-off in the stocks. Throughout 2000, the manager reduced the Fund's high-yield bond holdings and shifted those assets into investment-grade bonds. The reduction in the Fund's high-yield bond allocation and avoidance of particularly hard hit high-yield bond sectors such as telecommunications helped the Fund's performance during the period. The Fund's allocation in emerging market debt served as the greatest positive contributor to its performance during the period.
     ________
     6 Spread is the difference between yields on securities of the same quality but different maturities or the difference between yields on securities of the same maturity but different quality.
     7  A basis point is 0.01% or one one-hundredth of a percent.
     8 GDP is the market value of the goods and services produced by labor and property in the U.S. GDP comprises consumer and government purchases, private domestic investments and net exports of goods and services.
     9 Investment-grade bonds are those rated Aaa, Aa, A and Baa by Moody's Investors Service, Inc. or AAA, AA, A and BBB by Standard & Poor's Ratings Service, or that have an equivalent rating by any nationally recognized statistical rating organization, or are determined by the portfolio manager to be of equivalent quality.

     MARKET OUTLOOK

     The manager believes the U.S. economic slowdown most likely will extend into the first half of 2001. But, he is optimistic that financial underpinnings will strengthen - possibly with the Fed's help - and that the underlying pattern of productivity-driven growth will lift the expansion out of the doldrums before the end of 2001.

     Moreover, he expects the Fed to reduce interest rates by at least 50 basis points in the first half of 2001 because he believes slowing demand is capping the inflation threat and policymakers will come to view their stance as unnecessarily restrictive once unemployment begins to drift higher. However, it is plausible that some mix of lower bond yields, narrower spreads, a softer dollar and higher stock prices may replace the need for any Fed action. It is a close call, but the manager wants to emphasize that the balance of risks favoring higher inflation is beginning to tilt the other way and looser monetary conditions may be appropriate at some point in 2001.

     With respect to specific sectors, he anticipates that emerging markets will be faced with challenges due to a combination of slower industrial country growth and concerns about possible changes in government policy. Nonetheless, in his view, most emerging market countries appear to be better equipped to deal with these circumstances than they have in the past.

     The manager does not expect spreads on emerging market bonds to narrow significantly until global liquidity conditions begin to ease. He believes bonds are likely to outperform in places where the fundamentals are expected to continue to improve, most notably in Russia and Chile. The U.S. high-yield bond market has been at very low levels, but with the Fed potentially easing the market environment for high-yield bonds and other spread product may improve later in 2001./10/ (Please note that no guarantees can be given that the manager's expectations will be met.)
     Thank you for your investment in the Salomon Brothers Variable Strategic Bond Fund.

     Sincerely,

     /s/ Heath B. McLendon

     Heath B. McLendon
     Chairman and President

     January 30, 2001

     The information provided in this letter represents the opinion of the man-ager and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund. Please refer to pages 5 through 10 for a list and percentage breakdown of the Fund's holdings. Also, please note that any discussion of the Fund's holdings is as of December 31, 2000 and is subject to change.
     _______
     10 On January 3, 2001 and on January 31, 2001, after the reporting period, the Fed cut interest rates by one-half point for a total of one percentage point.

The following graph depicts the performance of the Strategic Bond Fund versus the Lehman Brothers Aggregate Bond Index. It is important to note that the Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

HISTORICAL PERFORMANCE (unaudited)
SALOMON BROTHERS VARIABLE STRATEGIC BOND FUND
Comparison of $10,000 Investment in the Fund with Lehman Brothers Aggregate Bond Index

                                    [GRAPH]

                                                    Lehman Brothers
                       Strategic Bond Fund        Aggregate Bond Index
                       -------------------        --------------------

       2/17/98               10,000                      10,000
        Jun-98               10,190                      10,269
        Dec-98               10,617                      10,739
        Jun-99               10,533                      10,591
        Dec-99               10,657                      10,650
        Jun-00               10,922                      11,075
      12/31/00               11,436                      11,889

Past performance is not predictive of future performance. The graph does not reflect expenses associated with the separate account as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

Historical Performance

                                   Net Asset Value
                               -----------------------
                                Beginning       End          Income       Capital Gain    Return of     Total
Year Ended                       of Year      of Year       Dividends     Distribution     Capital     Returns+
===============================================================================================================
12/31/00                        $   9.66      $   9.75      $    0.62      $    0.00       $0.00*        7.30%
---------------------------------------------------------------------------------------------------------------
12/31/99                           10.13          9.66           0.51           0.00        0.00         0.37
---------------------------------------------------------------------------------------------------------------
2/17/98** -- 12/31/98              10.00         10.13           0.47           0.01        0.01         6.18++
===============================================================================================================
                                                            $    1.60      $    0.01       $0.01
===============================================================================================================

Average Annual Total Returns+

Year Ended 12/31/00                                                                                      7.30%
---------------------------------------------------------------------------------------------------------------
2/17/98** through 12/31/00                                                                               4.79
===============================================================================================================

Cumulative Total Return+

2/17/98** through 12/31/00                                                                              14.36%
===============================================================================================================

  + Assumes the reinvestment of all dividends and capital gains distributions at net asset value. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Total returns may also reflect a voluntary expense limitation imposed by Salomon Brothers Asset Management Inc to limit total Fund operating expenses. Absent this expense limitation, total returns for the Fund would be lower. Expense limitations may be revised or terminated.

  ++ Total return is not annualized, as it may not be representative of the total return for the year.

  *  Amount represents less than $0.01 per share.

  ** Commencement of operations.

Schedule of Investments
December 31, 2000

       Face
      Amount                          Security                         Value
-------------------------------------------------------------------------------
 U.S. GOVERNMENT AGENCIES AND OBLIGATIONS -- 33.4%
                   U.S. Treasury Notes:
 $ 1,000,000         6.500% due 3/31/02 (a)......................   $ 1,012,920
      10,000         4.750% due 2/15/04 (a)......................         9,887
     500,000         5.875% due 11/15/04 (a).....................       513,190
   1,000,000         5.750% due 8/15/10 (a)......................     1,048,360
                   U.S. Treasury Bonds:
      10,000         6.125% due 11/15/27 (a).......................      10,766
      35,000         5.500% due 8/15/28 (a)........................      34,740
     250,000         5.250% due 2/15/29 (a)........................     240,115
     500,000         6.125% due 8/15/29 (a)........................     544,685
     500,000         6.250% due 5/15/30 (a)........................     558,355
                   Federal National Mortgage Association (FNMA):
     675,000       6.000%, 30 years (b)(c).......................       653,063
   1,500,000       7.000%, 30 years (b)(c).......................     1,501,875
   2,000,000       7.500%, 30 years (b)(c).......................     2,028,740
   2,175,000       8.000%, 30 years (b)(c).......................     2,225,286
                                                                    -----------
                   TOTAL U.S. GOVERNMENT AGENCIES AND OBLIGATIONS
                   (Cost -- $10,087,955).........................    10,381,982
                                                                    -----------
 ASSET-BACKED SECURITIES -- 1.6%
     209,894       Ameriquest III, Series 2000-1, 8.500% due
                    7/30/30......................................       204,646
     100,000       Contimortgage Home Equity Loan Trust, Series
                    1999-3, Class B, 7.000% due 12/25/29.........        67,906
     238,598       Delta Funding, 12.500% due 10/26/30...........       237,852
                                                                    -----------
                   TOTAL ASSET-BACKED SECURITIES
                   (Cost -- $526,283)............................       510,404
                                                                    -----------

 COMMERCIAL MORTGAGE-BACKED SECURITIES -- 1.2%
     125,000       Commercial Mortgage Asset Trust, Series 1999-
                    C1, Class C, 7.350% due 8/17/13..............       130,102
                   DLJ Commercial Mortgage Corp.:
     973,963       Series 1998-CF2, Class S, 0.843% due 11/12/31
                    (d)..........................................        48,796
     582,175       Series 1998-CG1, Class S, 0.698% due 5/10/23
                    (d)..........................................        26,955
     150,000       LB Commercial Conduit Mortgage Trust, Series
                    1999-C1, Class A2, 6.780% due 4/15/09........       153,583
                                                                    -----------
                   TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
                   (Cost -- $340,084)............................       359,436
                                                                    -----------
 MORTGAGE-BACKED SECURITIES -- 5.4%
      84,705       Countrywide Mortgage Backed Securities, Inc.,
                    Series 1994-J, Class B1, 7.750% due 6/25/24..        84,705
                   FANNIEMAE-ACES:
      11,946       Series 1996-M6, Class A, 7.393% due 8/17/03...        11,878
   1,267,704       Series 1999-M3, Class N, 1.030% due 6/25/38
                    (d)..........................................        67,899
     960,172       Series 2000-M1, Class A, 7.369% due 1/17/13...     1,019,829
      23,987       First Union Residential Securitization, Series
                    1998-A, Class B2, 7.000% due 8/25/28.........        21,881
      97,595       GE Capital Mortgage Services Inc., Series
                    1998-15, Class B1, 6.750% due 11/25/28.......        91,729
      90,813       Green Tree Financial, Series 1997-6, Class A8,        91,654
                    7.070% due 1/15/29...........................
     105,819       Mid-State Trust, Series 6, Class A1, 7.340%          107,737
                    due 7/1/35...................................
                   PNC Mortgage Securities:
      24,292       Series 1998-4, Class 3B3, 6.750% due 5/25/28..        21,362
      24,236       Series 1998-4, Class CB3, 6.840% due 5/25/28..        20,910
      24,066       Series 1998-5, Class CB3, 6.740% due 7/25/28..        20,997
      73,614       Series 1999-1, Class CB2, 6.770% due 3/25/29..        66,333
      63,337       Series 1999-2, Class DB3, 6.910% due 4/25/29..        54,394
                                                                    -----------
                   TOTAL MORTGAGE-BACKED SECURITIES
                   (Cost -- $1,637,929)..........................     1,681,308
                                                                    -----------

                       See Notes to Financial Statements.

Schedule of Investments
December 31, 2000 (continued)

       Face
      Amount                          Security                         Value

-------------------------------------------------------------------------------
 CORPORATE BONDS AND NOTES -- 16.3%
 Basic Industries -- 0.9%
  $  125,000       AEI Resources Inc., Company Guaranteed,          $     8,125
                    10.500% due 12/15/05 (e)+....................
      25,000       Lyondell Chemical Co., Series B, Sr. Secured          24,313
                    Notes, 9.875% due 5/1/07.....................
      50,000       Murrin Murrin Holdings Property, Sr. Notes,           37,750
                    9.375% due 8/31/07...........................
     125,000       PCI Chemicals Canada Inc., Series B, Sr.              29,375
                    Secured Notes, 9.250% due 10/15/07 (a).......
      25,000       Radnor Holdings Inc., Series B, Sr. Notes,            21,406
                    10.000% due 12/1/03..........................
      25,000       Raytheon Co., 6.150% due 11/1/08..............        23,969
      25,000       Tembec Industries Inc., Company Guaranteed,           24,875
                    8.625% due 6/30/09...........................
     100,000       USX Corp., 7.200% due 2/15/04 (a).............       101,750
                                                                    -----------
                                                                        271,563
                                                                    -----------
 Consumer Cyclicals -- 1.1%
     150,000       Federated Department Stores, Inc., Sr.               121,313
                    Debentures, 6.900% due 4/1/29 ...............
      65,000       Finlay Fine Jewelry Corp., Sr. Notes, 8.375%          58,175
                    due 5/1/08...................................
      75,000       HMH Properties, Series B, Sr. Notes, 7.875%           72,375
                    due 8/1/08...................................
      50,000       Wal-Mart Stores, 7.550% due 2/15/30...........        55,688
      30,000       WestPoint Stevens, Inc., Sr. Notes, 7.875% due        22,500
                    6/15/05......................................
                                                                    -----------
                                                                        330,051
                                                                    -----------
 Consumer Non-Cyclicals -- 1.6%
      35,000       Columbia Healthcare Co., 6.910% due 6/15/05           33,775
                    (a)..........................................
      50,000       French Fragrances Inc., Series B, Sr. Notes,          45,750
                    10.375% due 5/15/07 (a)......................
      25,000       Fresenius Medical Care Capital Trust I,               24,063
                    Company Guaranteed, 9.000% due 12/1/06.......
      50,000       Harrah's Operating Co. Inc., Sr. Sub. Notes,          49,875
                    7.875% due 12/15/05..........................
      50,000       Horseshoe Gaming Holdings, Company Guaranteed,        49,188
                    Series B, 8.625% due 5/15/09.................
     125,000       MGM Grand Inc., Sr. Sub. Notes, 9.750% due           131,250
                    6/1/07.......................................
      50,000       North Atlantic Trading Co., Inc., Series B,           32,750
                    Sr. Notes, 11.000% due 6/15/04...............
      75,000       Park Place Entertainment Corp., Sr. Sub.              73,688
                    Notes, 7.875% due 12/15/05...................
      29,000       Pueblo Xtra International, Sr. Notes, 9.500%          12,905
                    due 8/1/03...................................
      50,000       Tenet Healthcare Corp., Sr. Notes, 9.250% due         54,563
                    9/1/10.......................................
      25,000       Vlasic Foods International Inc., Sr. Sub.              5,625
                    Notes, 10.250% due 7/1/09+...................
                                                                    -----------
                                                                        513,432
                                                                    -----------
 Energy -- 2.0%
      50,000       Belco Oil & Gas Corp., Series B, Sr. Sub.             47,000
                    Notes, 8.875% due 9/15/07....................
      50,000       Canadian Forest Oil Ltd., Sr. Sub. Notes,             49,375
                    8.750% due 9/15/07...........................
      50,000       Comstock Resources Inc., Sr. Notes, 11.250%           52,125
                    due 5/1/07...................................
     150,000       El Paso Energy Corp., Medium Term Notes, 8.05%       158,062
                    due 10/15/30.................................
      25,000       Gulf Canada Resources Ltd., Sr. Notes, 8.350%         25,500
                    due 8/1/06...................................
      50,000       Key Energy Services, Inc., Series B, Sr. Sub.         57,000
                    Notes, 14.000% due 1/15/09...................
      75,000       Kinder Morgan Energy Partners, L.P., 7.500%           78,000
                    due 11/1/10 (e)..............................
      50,000       Ocean Energy Inc., Series B, Sr. Sub. Notes,          51,750
                    8.875% due 7/15/07...........................
      25,000       Pioneer Natural Resource, Company Guaranteed,         26,719
                    9.625% due 4/1/10............................
                   Plains Resources Inc., Company Guaranteed:
      25,000        10.250% due 3/15/06..........................        25,125
      25,000        10.250% due 3/15/06 (e)......................        25,125
      25,000       Western Gas Resources Inc., Sr. Sub. Notes,           26,250
                    10.000% due 6/15/09..........................
                                                                    -----------
                                                                        622,031
                                                                    -----------
 Financial Services -- 2.0%
     150,000       Bank of America Corp., Sr. Notes, 7.125% due         153,750
                    9/15/06......................................
     125,000       ContiFinancial Corp., Sr. Notes, 8.125% due           19,375
                    4/1/08 (f)(g)................................
      50,000       Countrywide Home Loans, Inc. Medium-Term              46,687
                    Notes, 6.250% due 4/15/09....................
      25,000       Felcor Lodging L.P., Sr., Notes, 9.500% due           24,875
                    9/15/08......................................
      50,000       Forest City Enterprises, Sr. Notes, 8.500% due        47,250
                    3/15/08 (a)..................................
     100,000       General Motors Acceptance Corp., Notes, 7.500%       102,500
                    due 7/15/05..................................
     100,000       The Goldman Sachs Group, Inc., Notes, 7.625%         104,250
                    due 8/17/05..................................
     125,000       Morgan Stanley Dean Witter & Co., 7.750% due
                   6/15/05.......................................       131,406
                                                                    -----------
                                                                        630,093
                                                                    -----------

                       See Notes to Financial Statements.

Schedule of Investments
December 31, 2000 (continued)

       Face
      Amount                          Security                         Value

-------------------------------------------------------------------------------
 Housing Related -- 0.4%
 $   125,000       Nortek Inc., Sr. Sub. Notes, 9.875% due
                   3/1/04........................................   $   117,188
                                                                    -----------

 Manufacturing -- 1.5%
     125,000       Breed Technologies, Inc., Sr. Sub. Notes,
                   9.250% due 4/15/08 (f)(g).....................            13
     150,000       The Goodyear Tire & Rubber, Co., Notes, 8.125%
                   due 3/15/03...................................       139,875
      75,000       High Voltage Engineering Corp., Sr. Notes,
                   10.500% due 8/15/04...........................        49,125
      50,000       Jordan Industries, Series C, Sr. Notes,
                   10.375% due 8/1/07............................        42,250
      95,000       Navistar International Corp., Series B, Sr.
                   Sub. Notes, 8.000% due 2/1/08 (a).............        69,825
     125,000       Newport News Shipbuilding Inc., Sr. Sub.
                   Notes, 9.250% due 12/1/06.....................       127,500
      25,000       Polymer Group Inc., Sr. Sub. Notes, 9.000% due
                   7/1/07........................................        16,625
      25,000       Sequa Corp., Sr. Notes, 9.000% due 8/1/09.....        24,938
                                                                    -----------
                                                                        470,151
                                                                    -----------

 Media and Telecommunications -- 3.9%
                   Adelphia Communications Corp.:
      17,091       Series B, Sr. Notes, 9.500% due 2/15/04 (h)...        16,450
      25,000       Series B, Sr. Notes, 9.875% due 3/1/07........        23,125
     150,000       Charter Communications Holdings LLC., Sr.
                    Discount Notes, zero coupon until 4/1/04,
                    9.920% thereafter, due 4/1/11................        87,375
      50,000       Citadel Broadcasting Co., Sr. Sub. Notes,
                   10.250% due 7/1/07............................        50,750
     125,000       CSC Holdings, Sr. Debentures, 7.625% due
                   7/15/18 (a)...................................       114,219
      50,000       Global Crossing Holding Ltd., Sr. Notes,
                   9.125% due 11/15/06...........................        48,125
     125,000       Hollinger International Publishing Inc., Sr.
                   Sub. Notes, 9.250% due 3/15/07 (a)............       125,625
     200,000       Intermedia Commmunications Inc., Sr. Discount
                    Notes, zero coupon until 3/1/04,
                    12.250% thereafter, due 3/1/09...............        81,000
      50,000       Lamar Media Corp., Sr. Sub. Notes, 9.625% due
                    12/1/06......................................        51,750
     125,000       Nextel Communications Inc., Sr. Serial
                    Redeemable Discount Notes, zero coupon until
                    10/31/02, 9.750% thereafter, due 10/31/07....        92,813
      50,000       NTL Communications Corp., Series B, Sr. Notes,
                    11.500% due 10/1/08..........................        44,375
      10,000       PSINet Inc., Sr. Notes, 11.000% due 8/1/09....         2,650
      50,000       Price Communications Wireless Inc., Sr. Sub.
                   Notes, 11.75% due 7/15/07.....................        53,250
      50,000       R.H. Donnelly Inc., Sr. Sub. Notes, 9.125% due
                   6/1/08........................................        48,875
      25,000       Rogers Cantel, Inc., Debentures, 9.375% due
                   6/1/08........................................        25,875
     125,000       Sprint Capital Corp., Company Guaranteed,
                   5.700% due 11/15/03...........................       120,469
     150,000       Telefonica Europe BV, Company Guaranteed,
                   7.750% due 9/15/10............................       152,063
      50,000       TeleWest Communications PLC, Debentures, zero
                   coupon until 10/1/00, 11.000% thereafter, due
                   10/1/07.......................................        44,750
      75,000       United International Holding, Series B, Sr.
                    Discount Notes, zero coupon until 2/15/03,
                    10.750% thereafter, due 2/15/08..............        31,125
                                                                    -----------
                                                                      1,214,664
                                                                    -----------
 Real Estate Investment Trust -- 0.2%
      50,000       Spieker Properties L.P., 7.250% due 5/1/09....        49,750
                                                                    -----------
 Services and Other -- 1.6%
      50,000       Allied Waste Industries North America Inc.,
                   Series B, Sr. Sub. Notes, 10.000% due 8/1/09..        47,375
      25,000       Aqua-Chem, Inc. Sr. Sub. Notes, 11.250% due
                   7/1/08........................................        17,375
      50,000       Avis Rent A Car, Inc., Sr. Sub. Notes, 11.000%
                   due 5/1/09....................................        54,125
     125,000       Axiohm Transaction Solutions Inc., Sr. Sub.
                   Notes, 9.750% due 10/1/07 (a)(f)(g)...........        14,375
     125,000       Cendant Corp., 7.750% due 12/1/03 (a).........       121,719
      25,000       Comforce Operating Inc., Series B, Sr. Notes,
                   12.000% due 12/1/07...........................        11,375
      25,000       Crown Castle International Corp., Sr. Notes,
                   10.750% due 8/1/11............................        26,125
      50,000       Iron Mountain Inc., Sr. Sub. Notes, 8.750% due
                   9/30/09.......................................        49,375
      50,000       Loomis Farago & Co., Sr. Sub. Notes, 10.000%
                   due 1/15/04...................................        48,000
      25,000       Mail-Well I Corp., Series B, Sr. Sub. Notes,
                   8.750% due 12/15/08...........................        17,625
     125,000       Sitel Corp., Company Guaranteed, 9.250% due
                   3/15/06 (a)...................................       105,625
                                                                    -----------
                                                                        513,094
                                                                    -----------


                       See Notes to Financial Statements.

Schedule of Investments
December 31, 2000 (continued)

       Face
      Amount                            Security                       Value

-------------------------------------------------------------------------------
 Technology -- 0.1%
 $    50,000           Polaroid Corp., Sr. Notes, 11.500% due
                        2/15/06..................................   $    27,750
                                                                    -----------

 Transportation -- 0.5%
     100,000           Burlington Northern Santa Fe, Debentures,
                        7.950% due 8/15/30.......................       104,875
      50,000           Northwest Airlines Inc., Company
                        Guaranteed, 7.625% due 3/15/05...........        45,750
      25,000           Stena AB, Sr. Notes, 8.750% due 6/15/07...        20,125
                                                                    -----------
                                                                        170,750
                                                                    -----------

 Utilities -- 0.5%
      40,000           AES Corp., Sr. Notes, 9.375% due 9/15/10..        41,100
                       Azurix Corp., Sr. Notes, 10.750% due
      50,000            2/15/10..................................        49,250
                       Calpine Corp., Sr. Notes, 7.750% due
      25,000            4/15/09..................................        23,344
                       GTE Corp., Debentures, 6.940% due
      40,000            4/15/28..................................        37,300
                                                                    -----------
                                                                        150,994
                                                                    -----------
                       TOTAL CORPORATE BONDS AND NOTES
                       (Cost -- $5,835,021)......................     5,081,511
                                                                    -----------

 SOVEREIGN BONDS (i) -- 11.3%
 Argentina -- 1.1%
                       Republic of Argentina:
      70,000           11.750% due 4/7/09........................        65,397
     162,000           11.750 due 6/15/15 (a)....................       147,015
      75,000           11.375% due 1/30/17 (a)...................        67,237
      65,000           12.125% due 2/25/19.......................        60,450
                                                                    -----------
                                                                        340,099
                                                                    -----------


 Brazil -- 1.6%
                       Federal Republic of Brazil:
      90,000           14.500% due 10/15/09 (a)..................        99,337
     125,000           12.750% due 1/15/20 (a)...................       122,187
     338,000           11.000% due 8/17/40 (a)...................       276,230
                                                                    -----------
                                                                        497,754
                                                                    -----------


 Bulgaria -- 0.3%
                       Republic of Bulgaria:
      50,000           FLIRB, Series A, 3.000% due 7/28/12 (j)...        37,250
     100,000           IAB, 7.750% due 7/28/11 (a)(j)............        75,500
                                                                    -----------
                                                                        112,750
                                                                    -----------


 Colombia -- 0.2%
                       Republic of Colombia:
      35,000           9.750% due 4/23/09 (a)....................        29,487
      50,000           11.750% due 2/25/20 (a)...................        43,000
                                                                    -----------
                                                                         72,487
                                                                    -----------


 Croatia -- 0.2%
      51,140           Republic of Croatia, Series B, 7.750% due
                        7/31/06 (j)..............................        49,094
                                                                    -----------


 France -- 0.2%
      61,000 EUR       French Treasury Note, 3.000% due 7/12/01..        56,740
                                                                    -----------


 Germany -- 1.9%
                       Deutschland Republic:
      93,000 EUR       8.250% due 9/20/01........................        89,396
      30,000 EUR       6.500% due 7/15/03........................        29,437
     480,000 EUR       6.000% due 1/5/06.........................       478,071
                                                                    -----------
                                                                        596,904
                                                                    -----------




                       See Notes to Financial Statements.

Schedule of Investments
December 31, 2000 (continued)

       Face
      Amount                            Security                       Value

-------------------------------------------------------------------------------
 Italy -- 0.2%
                       Buoni Poliennali del Tes:
  56,000 EUR           9.500% due 2/1/01.........................   $    52,767
  17,000 EUR           5.250% due 11/1/29........................        14,814
                                                                    -----------
                                                                         67,581
                                                                    -----------


 Ivory Coast -- 0.1%
     200,000           Republic of Ivory Coast, FLIRB, due
                        3/29/18 (f)(g)...........................        24,000
                                                                    -----------

 Jamaica -- 0.1%
      20,000           Government of Jamaica, 12.750% due 9/1/07
                        (a)......................................        19,950
                                                                    -----------
 Mexico -- 1.3%
     350,000           United Mexican States, 11.375% due 9/15/16
                        (a)......................................       408,538
                                                                    -----------

 Panama -- 0.1%
      40,000           Republic of Panama 8.875% due 9/30/27.....        33,900
                                                                    -----------

 Peru -- 0.2%
     100,000           Republic of Peru, PDI, 4.500% due 3/7/17
                        (j)......................................        64,500
                                                                    -----------

 Philippines -- 0.1%
      50,000           Bangko Sentral Pilipinas, 8.600% due
                        6/15/27..................................        33,125
                                                                    -----------


 Poland -- 0.2%
     240,000 PLN       Nordic Investment Bank, 17.750% due
                        4/15/02..................................        57,713
                                                                    -----------

 Russia -- 1.2%
                       Russian Government:
      51,252           8.250% due 3/31/10........................        32,096
     568,375           2.500% due 3/31/30........................       213,141
     150,000           Ministry of Finance, 12.750% due 6/24/28
                        (a)......................................       124,687
                                                                    -----------
                                                                        369,924
                                                                    -----------
 Spain -- 1.4%
                       Kingdom of Spain:
     300,000 EUR        6.000% due 1/31/08.......................       296,837
     130,000 EUR        4.000% due 1/31/10.......................       112,406
      22,000 EUR        6.150% due 1/31/13.......................        22,200
                                                                    -----------
                                                                        431,443
                                                                    -----------

 Venezuela -- 0.9%
                       Republic of Venezuela:
     175,000           13.625% due 8/15/18 (a)...................       161,000
     154,760           FLIRB Series B, 7.625% due 3/31/07 (j)....       126,516
                                                                    -----------
                                                                        287,516
                                                                    -----------

                       TOTAL SOVEREIGN BONDS
                       (Cost -- $3,468,869)......................     3,524,018
                                                                    -----------
 LOAN PARTICIPATIONS -- 0.4%

 Algeria -- 0.3%
                       The People's Democratic Republic of
                        Algeria:
 $    50,000            Tranche 1, 7.6875% due 9/4/06 (CS First
                        Boston) (a)(j)(k)........................        41,500
      71,250            Tranche 3, 7.6875% due 3/4/10 (Chase
                        Manhattan Bank) (a)(j)(k)................        54,862
                                                                    -----------
                                                                         96,362
                                                                    -----------
 Morocco -- 0.1%
      30,068           Kingdom of Morocco, Tranche A, 7.5625% due
                        1/1/09 (J.P. Morgan) (j)(k)..............        26,121
                                                                    -----------
                       TOTAL LOAN PARTICIPATIONS
                       (Cost -- $112,074)........................       122,483
                                                                    -----------
                       SUB-TOTAL INVESTMENTS
                       (Cost -- $22,008,215).....................    21,661,142
                                                                    -----------

                       See Notes to Financial Statements.

Schedule of Investments
December 31, 2000 (continued)

       Face
      Amount                          Security                         Value

-------------------------------------------------------------------------------
 SHORT-TERM COMMERCIAL PAPER -- 30.4%
  $1,100,000       Chevron Phillips Chemical Co., yield 7.650%
                    due 1/11/01..................................   $ 1,097,195
     698,000       Earthgrains Co., yield 7.770% due 1/11/01.....       696,192
   1,100,000       Houston Industrial Finance Co., yield 7.650%
                    due 1/16/01..................................     1,096,026
   1,100,000       Progress Energy Inc., yield 7.750% due
                    1/16/01......................................     1,095,974
   1,100,000       Public Service, yield 7.620% due 1/16/01......     1,096,042
   1,100,000       Reliant Energy Inc., yield 8.000% due
                    1/11/01......................................     1,097,067
   1,100,000       Solutia Inc., yield 7.800% due 1/11/01........     1,097,140
   1,100,000       Sprint Cap Corp., yield 7.600% due 1/16/01....     1,096,052
   1,100,000       Texas Utilities Co., yield 7.650% due
                    1/16/01......................................     1,096,026
                                                                    -----------

                   TOTAL SHORT-TERM COMMERCIAL PAPER
                   (Cost -- $9,467,714) .........................     9,467,714
                                                                    -----------

                   TOTAL INVESTMENTS -- 100%
                   (Cost -- $31,475,929*)........................   $31,128,856
                                                                    ===========

------
(a) Securities with an aggregate market value of $6,425,839 are segregated as collateral for mortgage dollar rolls/TBAs.
(b) Mortgage dollar roll (See Note 10).
(c) Security is issued on a to-be-announced ("TBA") basis (See Note 9).
(d) Interest only security.
(e) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(f) Security is currently in default.
(g) Non-income producing security.
(h) Payment-in-kind security for which all or a portion of the interest earned is paid by the issuance of additional bonds.
(i) Principal denominated in U.S. dollars unless otherwise indicated.
(j) Rate shown reflects rate in effect at December 31, 2000 on instrument with variable rates or step coupon rates.
(k) Participation interests were acquired through the financial institutions indicated parenthetically.
 +  Security in default subsequent to year end.
 *  Aggregate cost for Federal income tax purposes is substantially the same.

  Abbreviations used in this schedule:
  EUR    -- Euro.
  FLIRB  -- Front-Loaded Interest Reduction Bonds.
  IAB    -- Interest Arrears Bonds.
  PDI    -- Past-Due Interest.
  PLN    -- Polish Zloty.

                       See Notes to Financial Statements.

Statement of Assets and Liabilities
December 31, 2000

ASSETS:
 Investments, at value (Cost -- $22,008,215)...................... $21,661,142
 Short-term investments, at amortized cost........................   9,467,714
 Cash.............................................................     150,161
 Interest receivable..............................................     361,053
 Receivable for Fund shares sold..................................       8,009
 Receivable for open forward foreign currency contracts (Note 6)..      28,124
 Receivable from investment manager...............................      18,480
 Deferred organization costs......................................      13,337
                                                                   -----------
 Total Assets.....................................................  31,708,020
                                                                   -----------
LIABILITIES:
 Payable for securities purchased.................................   6,403,457
 Payable for open forward foreign currency contracts (Note 6).....      67,337
 Payable for Fund shares redeemed.................................       4,743
 Administration fees payable......................................         989
 Payable to bank -- foreign currency, at value (Cost -- $571).....         580
 Accrued expenses.................................................      51,685
                                                                   -----------
 Total Liabilities................................................   6,528,791
                                                                   -----------
Total Net Assets.................................................. $25,179,229
                                                                   ===========
NET ASSETS:
 Par value of capital shares...................................... $     2,582
 Capital paid in excess of par value..............................  25,915,878
 Overdistributed net investment income............................    (144,313)
 Accumulated net realized loss from security transactions, options
  and foreign currencies..........................................    (211,315)
 Net unrealized depreciation of investments and foreign
  currencies......................................................    (383,603)
                                                                   -----------
Total Net Assets.................................................. $25,179,229
                                                                   ===========
Shares Outstanding................................................   2,582,182
                                                                   -----------
Net Asset Value, per share........................................       $9.75
                                                                   -----------

                       See Notes to Financial Statements.

Statement of Operations
For the Year Ended December 31, 2000

INVESTMENT INCOME:
 Interest..........................................................  $1,679,691
                                                                     ----------
EXPENSES:
 Management fees (Note 2)..........................................     150,088
 Audit and legal...................................................      32,735
 Shareholder communications........................................      23,869
 Custody...........................................................      21,431
 Shareholder and system servicing fees.............................      18,128
 Administration fees (Note 2)......................................      10,005
 Amortization of deferred organization costs.......................       6,228
 Registration fees.................................................       5,982
 Directors' fees...................................................       4,732
 Other.............................................................       5,052
                                                                     ----------
 Total Expenses....................................................     278,250
 Less: Management fee waiver (Note 2)..............................     (78,133)
                                                                     ----------
 Net Expenses......................................................     200,117
                                                                     ----------
Net Investment Income..............................................   1,479,574
                                                                     ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS
AND FOREIGN CURRENCIES (NOTES 3, 6 AND 7):
 Realized Gain (Loss) From:
 Security transactions (excluding short-term securities)...........    (343,330)
 Options purchased.................................................      (7,125)
 Foreign currency transactions.....................................      37,149
                                                                     ----------
 Net Realized Loss.................................................    (313,306)
                                                                     ----------
 Change in Net Unrealized Depreciation of Investments and Foreign
  Currencies:
 Beginning of year.................................................    (709,116)
 End of year.......................................................    (383,603)
                                                                     ----------
 Decrease in Net Unrealized Depreciation...........................     325,513
                                                                     ----------
Net Gain on Investments, Options and Foreign Currencies............      12,207
                                                                     ----------
Increase in Net Assets From Operations.............................  $1,491,781
                                                                     ==========

                       See Notes to Financial Statements.

Statements of Changes in Net Assets
For the Years Ended December 31,

                                                         2000         1999
                                                      -----------  -----------
OPERATIONS:
 Net investment income............................... $ 1,479,574  $   939,434
 Net realized loss...................................    (313,306)     (43,120)
 (Increase) decrease in net unrealized depreciation..     325,513     (803,204)
                                                      -----------  -----------
 Increase in Net Assets From Operations..............   1,491,781       93,110
                                                      -----------  -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income...............................  (1,474,245)    (832,612)
 Net realized gains..................................          --       (2,419)
 Capital.............................................     (11,135)          --
                                                      -----------  -----------
 Decrease in Net Assets From Distributions to
  Shareholders.......................................  (1,485,380)    (835,031)
                                                      -----------  -----------
FUND SHARE TRANSACTIONS (NOTE 14):
 Net proceeds from sale of shares....................  13,086,862   17,170,169
 Net assets value of shares issued for reinvestment
  of dividends.......................................   1,485,380      835,031
 Cost of shares reacquired...........................  (6,108,496) (10,992,052)
                                                      -----------  -----------
 Increase in Net Assets From Fund Share
  Transactions.......................................   8,463,746    7,013,148
                                                      -----------  -----------
Increase in Net Assets...............................   8,470,147    6,271,227
NET ASSETS:
 Beginning of year...................................  16,709,082   10,437,855
                                                      -----------  -----------
 End of year*........................................ $25,179,229  $16,709,082
                                                      ===========  ===========
* Includes overdistributed net investment income
 of:.................................................   $(144,313)    $(14,518)
                                                      ===========  ===========

Statement of Cash Flows
For the Year Ended December 31, 2000

CASH FLOWS USED BY OPERATING ACTIVITIES:
 Purchases of long-term portfolio investments.................... $(17,597,049)
 Proceeds from disposition of long-term portfolio investments and
  principal paydowns.............................................   13,630,534
 Net sale of short-term portfolio investments....................   (4,327,234)
                                                                  ------------
                                                                    (8,293,749)
 Net investment income...........................................    1,479,574
 Amortization of net premium/discount on investments.............      (95,645)
 Amortization of organization expenses...........................        6,228
 Interest in payment-in-kind bonds...............................       (4,580)
 Net change in receivables/payables related to operations........      (11,500)
                                                                  ------------
 Net Cash Flows Used By Operating Activities.....................   (6,919,672)
                                                                  ------------
CASH FLOWS PROVIDED BY FINANCING ACTIVITIES:
 Net proceeds from sale of shares................................   13,078,853
 Cost of shares reacquired.......................................   (6,122,777)
 Proceeds from shares issued for reinvestment of dividends.......    1,485,380
 Dividends paid..................................................   (1,485,380)
 Increase due to dollar roll transactions........................      112,590
                                                                  ------------
 Net Cash Flows Provided By Financing Activities.................    7,068,666
                                                                  ------------
Net Increase in Cash.............................................      148,994
Cash, Beginning of year..........................................          587
                                                                  ------------
Cash, End of year................................................ $    149,581
                                                                  ============

                       See Notes to Financial Statements.

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Salomon Brothers Variable Strategic Bond Fund ("Fund"), is a separate diversified investment portfolio of the Salomon Brothers Variable Series Funds Inc ("Series") whose primary investment objective is to seek a high level of current income and secondarily capital appreciation. The Series, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company and consists of this Fund and seven other investment portfolios: Salomon Brothers Variable Total Return Fund, Salomon Brothers Variable High Yield Bond Fund, Salomon Brothers Variable Investors Fund, Salomon Brothers Variable Capital Fund, Salomon Brothers Variable Small Cap Growth Fund, Salomon Brothers Variable U.S. Government Income Fund and Salomon Brothers Variable Asia Growth Fund. The Salomon Brothers Variable U.S. Government Income Fund and Salomon Brothers Variable Asia Growth Fund have not yet commenced operations. The financial statements and financial highlights for the other investment portfolios are presented in separate shareholder reports. The Fund and the other investment portfolios of the Series are offered exclusively for use with certain variable annuity and variable life insurance contracts offered through the separate accounts of various life insurance companies and qualified pension and retirement plans.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities traded in the over-the-counter market and securities for which no sales price was reported are valued at the mean of the current bid and asked prices; debt securities are valued using either prices or estimates of market values provided by market makers or independent pricing services; securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates market value; (d) dividend income is recorded on the ex-dividend date; (e) interest income, adjusted for accretion of original issue and market discount, is recorded on the accrual basis; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are recorded as currency gains or losses;
(i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 2000, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; (j) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve the Fund from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

Organization costs amounting to $31,250 were incurred with the organization of the Fund. These costs are being amortized ratably over a five year period from commencement of operations.

2. Management Agreement and Transactions with Affiliated Persons

Salomon Brothers Asset Management Inc ("SBAM"), a wholly owned subsidiary of Salomon Brothers Holding Company Inc., which, in turn, is a wholly owned subsidiary of Salomon Smith Barney Holdings, Inc. ("SSBH"), acts as investment manager to the Fund. Under the investment management agreement, the Fund pays an investment management fee calculated at the annual rate of 0.75% of its average daily net assets. This fee is calculated daily and paid monthly. Salomon Brothers Asset Management, Ltd. ("SBAM Ltd."), an affiliate of SBAM, provides certain advisory services to SBAM for the benefit of the Fund. SBAM Ltd. is compensated by SBAM at no additional expense of the Fund.

For the year ended December 31, 2000, SBAM waived a portion of its management fees amounting to $78,133.

Notes to Financial Statements
(continued)


SBAM also acts as administrator to the Fund. As compensation for its services the Fund pays SBAM a fee calculated at an annual rate of 0.05% of its average daily net assets. This fee is calculated daily and paid monthly. SBAM has delegated its responsibilities as administrator to SSB Citi Fund Management LLC ("SSBC"), an affiliate of SBAM, pursuant to a Sub-Administration Agreement between SBAM and SSBC.

CFBDS, Inc. acts as the Fund's distributor. For the year ended December 31, 2000, Salomon Smith Barney Inc., another subsidiary of SSBH, did not receive any brokerage commissions from the Fund.

3. Investments

During the year ended December 31, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

Purchases:
  U.S. government agencies & obligations.......................... $ 4,604,333
  Other investment securities.....................................  12,996,741
                                                                   -----------
                                                                   $17,601,074
                                                                   ===========
Sales:
  U.S. government agencies & obligations.......................... $ 1,606,659
  Other investment securities.....................................  11,815,222
                                                                   -----------
                                                                   $13,421,881
                                                                   ===========

At December 31, 2000, the aggregate gross unrealized appreciation and deprecia-tion of investments for Federal income tax purposes were substantially as fol-lows:


Gross unrealized appreciation..................................... $   637,932
Gross unrealized depreciation.....................................    (985,005)
                                                                   -----------
Net unrealized depreciation....................................... $  (347,073)
                                                                   ===========

4. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government se-curities from banks and securities dealers subject to agreements to resell the securities to the seller at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires maintenance of the market value of the collateral (plus accrued interest) in amounts at least equal to the repurchase price.

5. Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements. A reverse repurchase agreement involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves risk that the market value of the securities sold by the Fund may decline below the repurchase price of the securities. The Fund will establish a segregated account with its custodian, in which the Fund will maintain cash or other liquid securities with respect to the reverse repurchase agreements.

During the year ended December 31, 2000, the Fund did not enter into any re-verse repurchase agreements.

Notes to Financial Statements
(continued)

6. Forward Foreign Currency Contracts

At December 31, 2000, the Fund had open forward foreign currency contracts as described below. The Fund bears the market risk that arises from changes in foreign currency exchange rates. The unrealized gain (loss) on the contracts reflected in the accompanying financial statements were as follows:

                                        Local    Market  Settlement Unrealized
                                       Currency  Value      Date    Gain (Loss)
Forward Foreign Currency Contracts     -------- -------- ---------- -----------
To Buy:
 Euro ...............................   340,000 $319,654  1/25/01    $ 12,032
 Euro ...............................   310,000  291,524  1/31/01      16,092
                                                                     --------
                                                                       28,124
                                                                     --------
To Sell:
 Euro ...............................   491,779  462,469  1/31/01     (51,690)
 Euro ...............................   191,000  179,616  1/31/01     (14,798)
                                                                     --------
                                                                      (66,488)
                                                                     --------
Forward Foreign Cross Currency Con-
 tracts *
                                         Market Value
To Buy:                                -----------------
                                                 Polish
                                         Euro    Zloty
                                       -------- --------
Euro vs. Polish Zloty................  $ 31,033 $ 31,882  1/31/01        (849)
                                                                     --------
Net Unrealized Gain on Open Forward
 Foreign and Cross Currency Contracts                                $(39,213)
                                                                     ========
* Local currency on Foreign Cross
  Currency Contracts
                                         Buy      Sell
                                       -------- --------
Buy Euro vs. Polish Zloty............    33,000  133,403

7. Options Contracts

The Fund may from time to time enter into options contracts. Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will re-alize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At December 31, 2000, the Fund held no purchased call or put option contracts.

When the Fund writes a call or put option, an amount equal to the premium re-ceived by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing pur-chase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying secu-rity, and the liability related to such option is eliminated. When a written call option is exercised the proceeds of the security sold will be increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exer-cised, settlement is made in cash.

The Fund enters into options for hedging purposes. The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

During the year ended December 31, 2000, the Fund did not enter into any written covered call or put option contracts.

Notes to Financial Statements
(continued)

8. Securities Traded on a When Issued Basis

The Fund may from time to time purchase securities on a when-issued basis. In a when-issued transaction, the Fund commits to purchasing securities which have not yet been issued by the issuer. Securities purchased on a when-issued basis, are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into the when-issued transaction, cash or other liquid securities are segregated to cover the amount of the purchase price of the when-issued security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At December 31, 2000, the Fund did not hold any when-issued securities.

9. Securities Traded on a To-Be-Announced Basis

The Fund may trade securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer, particularly the face amount and maturity date in Government National Mortgage Association ("GNMA") transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash or other liquid securities are segregated in the amount of the TBA transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At December 31, 2000, the Fund held TBA securities with a total cost of $6,233,847.

10. Mortgage Dollar Roll Transactions

The Fund may enter into mortgage "dollar rolls" in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date. The Fund is compensated by a fee paid by the counterparty. Dollar rolls are accounted for as financing arrangements; the fee is accrued into interest income ratably over the term of the dollar roll and any gain or loss on the roll is deferred until disposition of the rolled security. The average daily balance of dollar rolls outstanding during the year ended December 31, 2000 was approximately $5,438,000.

11. Lending of Securities

The Fund may lend its securities to brokers, dealers and other financial organizations. The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded in interest income. Loans of securities by the Fund are collateralized by cash or other liquid securities that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At December 31, 2000, the Fund did not have any securities on loan.

Notes to Financial Statements
(continued)

12. Loan Participations

The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund's investment in any such loan may be in the form of a participation in or an assignment of the loan.

In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

At December 31, 2000, the Fund held loan participations with a total cost of $112,074.

13. Capital Loss Carryforward

At December 31, 2000, the Fund had for Federal income tax purposes approxi-mately $139,000 of unused capital loss carryforwards available to offset future realized gains. To the extent that these capital carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and expiration of the carryforwards are indicated be-low. Expiration occurs on December 31, of the year indicated:

                                                                  2007    2008
                                                                 ------ --------
Capital loss carryforward....................................... $5,000 $134,000

14. Capital Stock

At December 31, 2000, the Series had 10,000,000,000 shares of capital stock authorized with a par value of $0.001 per share. Each share represents an equal proportionate interest and has an equal entitlement to any dividends and distributions made by the Fund.

Transactions in shares were as follows:

                                              Year Ended        Year Ended
                                           December 31, 2000 December 31, 1999
                                           ----------------- -----------------
Shares sold...............................     1,317,555         1,704,962
Shares issued on reinvestment of
 dividends................................       152,503            86,532
Shares reacquired.........................      (618,343)       (1,091,851)
                                               ---------        ----------
Net Increase..............................       851,715           699,643
                                               =========        ==========

Financial Highlights

For a share of capital stock outstanding throughout each year ended December 31, except where noted:

                                                    2000      1999    1998(1)
                                                   -------   -------  -------
Net Asset Value, Beginning of Year................   $9.66    $10.13   $10.00
                                                   -------   -------  -------
Income (Loss) From Operations:
 Net investment income (2)........................    0.56      0.60     0.38
 Net realized and unrealized gain (loss)..........    0.15     (0.56)    0.24
                                                   -------   -------  -------
 Total Income From Operations.....................    0.71      0.04     0.62
                                                   -------   -------  -------
Less Distributions From:
 Net investment income............................   (0.62)    (0.51)   (0.47)
 Net realized gains...............................      --        --    (0.01)
 Capital..........................................   (0.00)*      --    (0.01)
                                                   -------   -------  -------
 Total Distributions..............................   (0.62)    (0.51)   (0.49)
                                                   -------   -------  -------
Net Asset Value, End of Year......................   $9.75     $9.66   $10.13
                                                   =======   =======  =======
Total Return (3)..................................    7.30%     0.37%    6.18%++
Net Assets, End of Year (000s).................... $25,179   $16,709  $10,438
Ratios to Average Net Assets:
 Expenses (2)(4)..................................    1.00%     1.00%    1.00%+
 Net investment income............................    7.39%     7.19%    6.23%+
Portfolio Turnover Rate...........................      74%      120%      84%

------
(1) For the period from February 17, 1998 (commencement of operations) through December 31, 1998.
(2) SBAM has waived all or a portion of its management fees for each of the years in the two-year period ended December 31, 2000 and the period ended December 31, 1998. In addition, SBAM has reimbursed the Fund for $2,558 for the period ended December 31, 1998. If such fees were not waived or ex-penses not reimbursed, the per share decrease in net investment income and the actual expense ratio would have been as follows:

                                        Decreases to      Expense Ratios Without
                                    Net Investment Income     Fee Waiver and
                                          Per Share       Expense Reimbursement
                                    --------------------- ----------------------
     2000..........................         $0.03                  1.39%
     1999..........................          0.06                  1.48
     1998..........................          0.04                  1.79+

(3) Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected would reduce the total returns for all periods shown. Total returns may also reflect a voluntary expense limitation imposed by Salomon Brothers Asset Management Inc to limit total Fund operating expenses. Ab-sent this expense limitation, total returns for the Fund would be lower. Expense limitations may be revised or terminated.
(4) As a result of a voluntary expense limitation, expense ratios will not ex-ceed 1.00%.
 *  Amount represents less than $0.01 per share.
 ++ Total return is not annualized, as it may not be representative of the to-
    tal return for the year.
 +  Annualized.

Report of Independent Accountants

To the Board of Directors and Shareholders of Salomon Brothers Variable Strategic Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Salomon Brothers Variable Strategic Bond Fund ("Fund") at December 31, 2000, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period February 17, 1998 (commencement of operations) through December 31, 1998, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, NY
February 14, 2001

--------------------------------------------------------------------------------



A total of 8.35% of the ordinary dividends paid by the Fund from net investment income are derived from Federal obligations and may be exempt from taxation at the state level.
Tax Information
(unaudited)

Salomon Brothers Variable Series Funds Inc


Investment Manager
      Salomon Brothers Asset Management Inc
      7 World Trade Center
      New York, New York 10048

Custodian
      PFPC Trust Company
      8800 Tinicom Blvd., Suite 200
      Philadelphia, Pennsylvania 19153

Legal Counsel
      Simpson Thacher & Bartlett
      425 Lexington Avenue
      New York, New York 10017

Independent Accountants
      PricewaterhouseCoopers LLP
      1177 Avenue of the Americas
      New York, New York 10036


Directors
Charles F. Barber
      Consultant; formerly Chairman; ASARCO Incorporated
Carol L. Colman
      Consultant, Colman Consulting
Daniel P. Cronin
      Vice President-General Counsel,
      Pfizer International Inc.
Heath B. Mclendon
      Chairman and President;
      Managing Director, Salomon Smith Barney Inc.
      President and Director, SSB Citi Fund Management LLC and Travelers Investment Advisers, Inc.

Officers
Heath B. Mclendon
      Chairman and President
Lewis E. Daidone
      Executive Vice President and Treasurer
Ross S. Margolies
      Executive Vice President
Beth A. Semmel
      Executive Vice President
Peter J. Wilby
      Executive Vice President
George J. Williamson
      Executive Vice President
John B. Cunningham
      Vice President
Anthony Pace
      Controller
Christina T. Sydor
      Secretary

                               -----------------
                               Salomon Brothers
                               -----------------
                               Asset Management

              Seven World Trade Center . New YORK, New York 10048

S A L O M O N  B R O T H E R S                                       A n n u a l

 Variable Series Funds Inc                                           R e p o r t

                                                                         2 0 0 0

                                                               December 31, 2000

                                                                  .    SMALL CAP

                                                                     GROWTH FUND

[GRAPHIC]

[LOGO]    SALOMON BROTHERS VARIABLE SERIES FUNDS INC
          Our Message to You

          Dear Shareholder:

          We are pleased to provide the annual report for the Salomon Brothers Variable Small Cap Growth Fund ("Fund") for the year ended December 31, 2000./1/ This letter discusses general economic and market conditions as well as Fund highlights during the reporting period. A detailed summary of performance and current Fund holdings, along with audited financial statements for the year ended December 31, 2000 can be found in the appropriate sections that follow. We hope you find this report useful and informative.

          Investment Strategy and Performance Update

          The Fund seeks long-term growth of capital. The Fund seeks to achieve its objective by investing primarily in securities of companies with market capitalizations similar to that of companies included in the Russell 2000 Growth Index./2/

          For the year ended December 31, 2000, the Fund returned 16.73%. In comparison, the Russell 2000 Index/3/ and Russell 2000 Growth Index reported negative total returns of 3.02% and 22.43%, respectively, for the same period. Please note, past performance is not indicative of future results. Additionally, index returns do not represent the Fund's yield.

          Market Overview and Portfolio Highlights

          Although small cap stocks moderately outperformed large caps during a volatile year 2000 (e.g., the Russell 2000 Index posted a negative 3.02% return versus a decline of 9.10% for the Standard and Poor's 500 Index ("S&P 500"),/4/ our universe of small cap growth stocks sharply underperformed small cap value stocks for the year. The Russell 2000 Growth Index

          _______________
          1 The Fund is an underlying investment option of various variable annuity products. A variable annuity product is a contract issued by an insurance company in which the annuity premium (a set amount of dollars) is immediately turned into a unit of a portfolio of securities. Upon retirement, the policyholder is paid according to accumulated units whose dollar value varies according to the performance of the securities within the subaccount. Its objective is to preserve, through investment, the purchasing value of the annuity which otherwise is subject to erosion through inflation.
          2 Compared to larger-cap companies, small-cap companies experience sharper swings in market value and involve a greater risk of loss. Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company's assets and liabilities.) Please note that an investor cannot invest directly in an index.
          3 The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. Please note that an investor cannot invest directly in an index.
          4 The S&P 500 is a market capitalization-weighted measure of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.

          fell 22.43%, while the Russell 2000 Value Index/5/ rose 22.83%, with most of the gap occurring in the second half of the year. This trend was consistent with the broader stock market, but the performance differential between growth and value was much wider in the small cap stock universe.

          The year was characterized by a major shift in market psychology and leadership away from the fast-growing "dot-com" sector that had driven the Russell 2000 Index and Nasdaq Composite Index skyward from late 1998 into the early months of 2000. Biotechnology and genomics stocks -- two predominantly speculative areas -- joined the rally in January and February, as many investors' enthusiasm for investment opportunities, related to the mapping of the human genome, increased. These two sectors, as well as many high growth stocks with high price-to-earnings ratios ("P/E")/6/ began to fall precipitously in March as the Federal Reserve Board ("Fed") continued to raise interest rates to combat the threat of inflation in a robust U.S. economy. In addition, investors were growing skeptical about the sustainability of pure dot-com business models and the easy availability of capital for exciting "story" stocks without near-term profits quickly evaporated.

          After a late-spring Nasdaq Composite Index recovery and relative market stability during the summer, technology stocks began to decline once again during the third quarter of 2000. Weakness spread beyond the Internet sector, as corporate spending on technology began to slow down along with the U.S. economy. The year's decline in the Russell 2000 Growth Index was attributable to the broad technology sector. Telecommunications and consumer cyclicals also posted significant declines, while notable strength came from healthcare (including many biotechnology and genomics companies, which held on to much of their first-half gains), energy, financials and capital goods.

          Security selection was the dominant factor driving the Fund's strong performance relative to the Russell 2000 Growth Index, with particular strength in the technology, healthcare, financials, communications and consumer cyclicals sectors. The Fund also benefited from an underweighted position in the technology and an overweighting in energy stocks during the second

          _____________
          /5/ The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company's assets and liabilities.) Please note that an investor cannot invest directly in an index.
          /6/ A P/E ratio is the price of a stock divided by its earnings per share.

          half of the year. The year 2000 was a challenging litmus test for our team-management process, which employs a bottom-up stockpicking strategy. We are pleased to have delivered a solid positive return while our benchmark declined, but even more proud of the fact that we have performed consistently with lower peak-to-trough swings. Past performance is not indicative of future results.

          The Fund did not "give it all back" after the early-year market gains declined. While no guarantees can be given, this may be the most direct evidence that we may have the right formula for long-term success: use sector experts to find the best stocks within their respective areas of coverage. Our sector managers may be in a better position than the typical small cap generalist manager to understand the opportunities and risks associated with their industries, and have proven themselves unwilling to buy low-quality companies just because their stock prices are going up. This consistent emphasis on fundamentals -- not fads -- kept us out of serious trouble as the year 2000 wore on and most of the pure "story" stocks without sustainable business models declined substantially. In addition, we did not abandon stocks with strong company fundamentals in sectors that were temporarily out of favor. Instead we remained broadly diversified, which added to the Fund's portfolio stability in a year characterized by frequent and often dramatic sector rotation.

          Market Outlook


          As we enter 2001 we remain cautious about the near-term prospects for technology and other economy-sensitive sectors due to the slowing U.S. economy. We do expect economic growth to re-accelerate in the second half of 2001, aided by the Fed's monetary easing trend that started with a 50 basis points/7/ rate cut on January 3, 2001./8/ This should help stock prices generally, including those of small cap growth companies.

          We anticipate adding selectively to technology holdings over the course of 2001 as we see attractive opportunities in specific stocks. In addition, we expect to add to healthcare positions, including biotech stocks, using pull-backs as buying opportunities. Overall, we continue to emphasize quality


          _______________

          7    A basis point is 0.01% or one one-hundredth of a percent.

          8 On January 31, 2001, after this letter was written, the Fed cut interest rates by one-half point.

          companies and broad diversification, both of which helped to limit our losses during the several sharp market downdrafts of 2000.

          Thank you for your investment in the Salomon Brothers Variable Small Cap Growth Fund.

          Sincerely,

          /s/ Heath B. McLendon                   /s/ Matthew P. Ziehl

          Heath B. McLendon                       Matthew P. Ziehl
          Chairman                                Vice President
                                                  Member of Small Cap Growth
                                                  Portfolio Management Team

          January 30, 2001


          The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund. Please refer to pages 6 through 8 for a list and percentage breakdown of the Fund's holdings. Also, please note that any discussion of the Fund's holdings is as of December 31, 2000 and is subject to change.

The following graph depicts the performance of the Small Cap Growth Fund versus the Russell 2000 Index and the Russell 2000 Growth Index. It is important to note that the Fund is a professionally managed mutual fund while the indexes are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

HISTORICAL PERFORMANCE (unaudited)
SALOMON BROTHERS VARIABLE SMALL CAP GROWTH FUND
Comparison of $10,000 Investment in the Fund with Russell 2000 Index and Russell 2000 Growth Index

                                    [GRAPH]


              Small Cap            Russell             Russell 2000
             Growth Fund         2000 Index            Growth Index
            -------------       ------------         ---------------

 11/8/1999     10,000             10,000                   10,000
    Dec-99     12,160             11,132                   11,763
    Jun-00     14,784             11,470                   11,908
12/30/2000     14,194             10,796                    9,125

Past performance is not predictive of future performance. The graph does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

Historical Performance

                                  Net Asset Value
                                --------------------
                                Beginning     End       Income      Capital Gain    Return of     Total
Year Ended                       of Year    of Year    Dividends    Distributions    Capital     Returns+
=========================================================================================================
12/31/00                         $12.16     $13.57      $0.00*          $0.61         $0.00*      16.73%
---------------------------------------------------------------------------------------------------------
11/8/99** -- 12/31/99             10.00      12.16       0.00            0.00          0.00       21.60++
=========================================================================================================
                                                        $0.00           $0.61         $0.00
=========================================================================================================

Average Annual Total Returns+

Year Ended 12/31/00                                                                               16.73%
---------------------------------------------------------------------------------------------------------
11/8/99** through 12/31/00                                                                        35.78
=========================================================================================================


Cumulative Total Return+

11/8/99** through 12/31/00                                                                        41.94%
=========================================================================================================

+ Assumes the reinvestment of all dividends and capital gains distributions at net asset value. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Total returns may also reflect a voluntary expense limitation imposed by Salomon Brothers Asset Management Inc to limit total Fund operating expenses. Absent this expense limitation, total returns for the Fund would be lower. Expense limitations may be revised or terminated.

++ Total return is not annualized, as it may not be representative of the total return for the year.

*    Amount represents less than $0.01 per share.

**   Commencement of operations.

Schedule of Investments
December 31, 2000

 Shares                     Security                       Value

-------------------------------------------------------------------------------
 COMMON STOCK -- 84.9%
 Basic Industries -- 6.8%
   10,800 AK Steel Holding Corp.......................   $   94,500
    5,200 OM Group, Inc...............................      284,050
   22,300 PolyOne Corp................................      131,012
    8,600 Steel Dynamics, Inc. (a)....................       94,600
                                                         ----------
                                                            604,162
                                                         ----------

 Capital Goods -- 0.9%
    1,000 L-3 Communications Holdings, Inc. (a).......       77,000
                                                         ----------

 Communications -- 5.2%
          Dobson Communications Corp., Class A Shares
   13,600 (a).........................................      198,900
          Electric Lightwave, Inc., Class A Shares
    5,800 (a).........................................       19,213
   18,500 Genuity Inc. (a)............................       93,656
    1,200 Intermedia Communications Inc. (a)..........        8,625
      900 Pegasus Communications Corp. (a)............       23,175
          Rogers Cantel Mobile Communications Inc.,
    1,000 Class B Shares (a)..........................       17,688
    7,500 UnitedGlobalCom, Inc., Class A Shares (a)...      102,187
                                                         ----------
                                                            463,444
                                                         ----------

 Consumer Cyclicals -- 11.7%
    1,600 California Pizza Kitchen, Inc. (a)..........       45,200
    4,000 Charles River Associates Inc. (a)...........       41,250
    4,200 Cost Plus, Inc. (a).........................      123,375
    2,800 Darden Restaurants, Inc.....................       64,050
    2,900 DeVry, Inc. (a)(b)..........................      109,475
    2,800 FactSet Research Systems Inc................      103,796
    5,300 Fossil, Inc. (a)............................       76,767
    5,200 Hooper Holmes, Inc..........................       57,512
    3,400 MAXIMUS, Inc. (a)...........................      118,788
    2,800 On Assignment, Inc. (a).....................       79,800
      500 Resources Connection, Inc. (a)..............        9,500
    4,300 Station Casinos, Inc. (a)...................       64,231
    5,800 Wendy's International, Inc..................      152,250
                                                         ----------
                                                          1,045,994
                                                         ----------

 Consumer Non-Cyclicals -- 7.2%
    2,900 Coca-Cola Bottling Co. Consolidated.........      109,837
    5,900 Cox Radio, Inc. Class A Shares (a)..........      133,119
    2,300 Entercom Communications Corp. (a)...........       79,206
    5,300 Michael Foods, Inc..........................      159,662
    5,000 PRIMEDIA, Inc. (a)..........................       59,687
          Sinclair Broadcast Group, Inc., Class A
    7,200 Shares (a)..................................       72,225
          Young Broadcasting Inc., Class A Shares
      800 (a).........................................       26,788
                                                         ----------
                                                            640,524
                                                         ----------

 Energy -- 10.4%
    4,900 3TEC Energy Corp. (a).......................       86,975
    3,500 Caminus Corp. (a)...........................       81,375
    3,300 Evergreen Resources, Inc. (a)...............      127,462
    4,000 Frontier Oil Corp. (a)......................       27,500
    3,200 Paradigm Geophysical Ltd. (a)...............       14,400
    5,700 Pogo Producing Co...........................      177,413
    3,800 Rowan Cos, Inc. (a).........................      102,600
    4,300 SEACOR SMIT Inc. (a)........................      226,287
    7,000 Tesoro Petroleum Corp. (a)..................       81,375
                                                         ----------
                                                            925,387
                                                         ----------


                       See Notes to Financial Statements.

Schedule of Investments
December 31, 2000 (continued)

 Shares                     Security                       Value

-------------------------------------------------------------------------------

 Financial Services -- 10.5%
    2,200 Bank United Corp., Class A Shares...........   $  150,013
    4,900 Banknorth Group, Inc........................       97,694
    1,900 City National Corp..........................       73,744
    3,000 Commerce Bancorp, Inc.......................      205,125
    1,700 Legg Mason, Inc.............................       92,650
    3,300 Mercantile Bankshares Corp..................      142,519
    2,600 Protective Life Corp........................       83,850
    2,200 Westamerica Bancorporation..................       94,600
                                                         ----------
                                                            940,195
                                                         ----------

 Healthcare -- 13.5%
    4,200 3 Dimensional Pharmaceuticals, Inc. (a).....       62,213
    2,500 Alpharma, Inc., Class A Shares..............      109,687
    3,000 Beckman Coulter, Inc........................      125,812
    6,800 BioChem Pharma Inc. (a).....................      217,600
          Health Management Associates, Inc., Class A
    2,300 Shares (a)..................................       47,725
    1,900 Inspire Pharmaceuticals, Inc. (a)...........       49,519
    1,725 Invitrogen Corp. (a)........................      148,997
          Ligand Pharmaceuticals, Inc., Class B Shares
   10,000 (a).........................................      140,000
    1,300 Millipore Corp..............................       81,900
    2,100 Province Healthcare Co. (a).................       82,688
    4,900 Quidel Corp. (a)............................       24,653
    1,700 Speciality Laboratories, Inc. (a)...........       56,313
      600 St. Jude Medical, Inc. (a)..................       36,863
    4,200 Synaptic Pharmaceutical Corp. (a)...........       21,525
                                                         ----------
                                                          1,205,495
                                                         ----------

 Real Estate Investment Trust -- 1.5%
    1,300 Alexandria Real Estate Equities, Inc. ......       48,344
    1,600 Cousins Properties, Inc. ...................       44,700
    1,600 PS Business Parks, Inc., Class A Shares.....       44,480
                                                         ----------
                                                            137,524
                                                         ----------

 Technology -- 17.2%
      500 ADTRAN, Inc. (a)............................       10,625
    7,600 Aeroflex Inc. (a)...........................      219,094
    3,300 Applied Science and Technology, Inc. (a)....       39,600
    1,400 APW Ltd. (a)................................       47,250
    1,200 Artesyn Technologies, Inc. (a)..............       19,050
    2,700 Celeritek, Inc. (a).........................      102,937
    5,100 CommScope, Inc. (a).........................       84,469
      600 DiamondCluster International, Inc. (a)......       18,300
    6,200 Insight Enterprises, Inc. (a)...............      111,212
    1,600 Newport Corp................................      125,775
    2,600 Organic, Inc. (a)...........................        2,112
    2,100 Polycom, Inc. (a)...........................       67,594
    5,300 Quintus Corp. (a)(c)........................        7,685
    2,800 Razorfish, Inc., Class A Shares (a).........        4,550
    3,300 Sawtek Inc. (a).............................      152,418
    2,600 Siebel Systems, Inc. (a)....................      175,825
    1,200 Silicon Storage Technology, Inc. (a)........       14,175
    2,700 TranSwitch Corp. (a)........................      105,638
    2,800 Ulticom, Inc. (a)...........................       95,375

                       See Notes to Financial Statements.

Schedule of Investments
December 31, 2000 (continued)

   Shares                          Security                            Value

-------------------------------------------------------------------------------

 Technology -- 17.2% (continued)
     21,100 Viant Corp. (a).......................................   $   83,741
     13,400 Visual Networks, Inc. (a).............................       43,550
                                                                     ----------
                                                                      1,530,975
                                                                     ----------
            TOTAL COMMON STOCK
            (Cost -- $7,134,287)..................................    7,570,700
                                                                     ----------
    Face
   Amount
   ------

 CONVERTIBLE CORPORATE BONDS -- 1.4%
 Healthcare -- 1.4%

 $   50,000 Province Healthcare Co., 4.500% due 11/20/05 (d)......       56,625
     65,000 Universal Health Services, 0.426% due 6/23/20 (d).....       45,337
     30,000 Universal Health Services, 0.426% due 6/23/20.........       20,925
                                                                     ----------
            TOTAL CONVERTIBLE CORPORATE BONDS
            (Cost -- $99,451).....................................      122,887
                                                                     ----------
 Contracts
 ----------
 PURCHASED OPTIONS (a) -- 0.2%

            Russell 2000 Index, Call @ 470, Expire 1/20/01
          7 (Cost -- $22,771).....................................       17,150
                                                                     ----------
            SUB-TOTAL INVESTMENTS
            (Cost -- $7,256,509)..................................    7,710,737
                                                                     ----------
    Face
   Amount
   ------

 REPURCHASE AGREEMENT (b) -- 13.5%
 $1,207,000 SBC Warburg Dillon Read Inc., 5.950% due 1/2/01;
             Proceeds at maturity -- $1,207,798; (Fully
             collateralized by U.S. Treasury Bonds, 8.125% due
             8/15/19; Market value -- $1,232,086) (Cost --
              $1,207,000).........................................    1,207,000
                                                                     ----------
            TOTAL INVESTMENTS -- 100%
            (Cost -- $8,463,509*).................................   $8,917,737
                                                                     ==========

------
(a) Non-income producing security.
(b) Securities with an aggregate market value of $1,316,475 are segregated as collateral for open futures contracts.
(c) Security valued in accordance with fair valuation procedures.
(d) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
 * Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.

Statement of Assets and Liabilities
December 31, 2000

ASSETS:
 Investments, at value (Cost -- $7,256,509)........................ $7,710,737
 Repurchase agreement, at value (Cost -- $1,207,000)...............  1,207,000
 Cash..............................................................         11
 Receivable for securities sold....................................    131,418
 Receivable for Fund shares sold...................................    102,035
 Dividends and interest receivable.................................        831
                                                                    ----------
 Total Assets......................................................  9,152,032
                                                                    ----------
LIABILITIES:
 Payable for securities purchased..................................     24,127
 Payable to broker -- variation margin (Note 6)....................      5,475
 Management fee payable............................................      9,287
 Administration fee payable........................................        324
 Payable for Fund shares purchased.................................        118
 Accrued expenses..................................................     48,981
                                                                    ----------
 Total Liabilities.................................................     88,312
                                                                    ----------
Total Net Assets................................................... $9,063,720
                                                                    ==========
NET ASSETS:
 Par value of capital shares....................................... $      668
 Capital paid in excess of par value...............................  8,775,345
 Accumulated net realized loss from security transactions, options,
  futures contracts and foreign currencies.........................   (179,589)
 Net unrealized appreciation of investments and futures contracts..    467,296
                                                                    ----------
Total Net Assets................................................... $9,063,720
                                                                    ==========
Shares Outstanding.................................................    667,972
                                                                    ----------
Net Asset Value, per share.........................................     $13.57
                                                                    ----------

                       See Notes to Financial Statements.

Statement of Operations
For the Year Ended December 31, 2000

INVESTMENT INCOME:
 Interest............................................................  $ 40,290
 Dividends...........................................................    18,920
                                                                       --------
 Total Investment Income.............................................    59,210
                                                                       --------
EXPENSES:
 Management fees (Note 2)............................................    34,944
 Audit and legal.....................................................    23,041
 Custody.............................................................    18,000
 Shareholder communications..........................................    16,001
 Shareholder and system servicing fees...............................    13,420
 Directors' fees.....................................................     4,750
 Administration fees (Note 2)........................................     2,330
 Registration fees...................................................     2,101
 Other...............................................................     2,938
                                                                       --------
 Total Expenses......................................................   117,525
 Less: Management fee waiver and expense reimbursement (Note 2)......   (47,636)
                                                                       --------
 Net Expenses........................................................    69,889
                                                                       --------
Net Investment Loss..................................................   (10,679)
                                                                       --------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS,
FUTURES CONTRACTS AND FOREIGN CURRENCIES (NOTES 3, 5 AND 6):
 Realized Gain (Loss) From:
 Security transactions (excluding short-term securities).............   109,680
 Options purchased...................................................   (27,515)
 Options written.....................................................     7,418
 Futures contracts...................................................      (480)
 Foreign currency transactions.......................................       (46)
                                                                       --------
 Net Realized Gain...................................................    89,057
                                                                       --------
 Change in Net Unrealized Appreciation of Investments and Futures
  Contracts:
 Beginning of year...................................................   215,171
 End of year.........................................................   467,296
                                                                       --------
 Increase in Net Unrealized Appreciation.............................   252,125
                                                                       --------
Net Gain on Investments, Options, Futures Contracts and Foreign
 Currencies..........................................................   341,182
                                                                       --------
Increase in Net Assets From Operations...............................  $330,503
                                                                       ========

                       See Notes to Financial Statements.

Statements of Changes in Net Assets
For the Year Ended December 31, 2000
and the Period Ended December 31, 1999(a)

                                                           2000        1999
                                                        ----------  ----------
OPERATIONS:
 Net investment income (loss).......................... $  (10,679) $      318
 Net realized gain ....................................     89,057      53,971
 Increase in net unrealized appreciation...............    252,125     215,171
                                                        ----------  ----------
 Increase in Net Assets From Operations................    330,503     269,460
                                                        ----------  ----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income ................................       (318)         --
 Net realized gains ...................................   (311,950)         --
 Capital...............................................       (932)         --
                                                        ----------  ----------
 Decrease in Net Assets From Distributions to
  Shareholders ........................................   (313,200)         --
                                                        ----------  ----------
FUND SHARE TRANSACTIONS (NOTE 10):
 Net proceeds from sale of shares .....................  8,919,553   1,531,686
 Net asset value of shares issued for reinvestment of
  dividends ...........................................    291,347          --
 Cost of shares reacquired ............................ (1,965,309)       (320)
                                                        ----------  ----------
 Increase in Net Assets From Fund Share Transactions ..  7,245,591   1,531,366
                                                        ----------  ----------
Increase in Net Assets ................................  7,262,894   1,800,826
NET ASSETS:
 Beginning of year ....................................  1,800,826          --
                                                        ----------  ----------
 End of year* ......................................... $9,063,720  $1,800,826
                                                        ==========  ==========
* Includes undistributed net investment income of: ....         --        $318
                                                        ==========  ==========

------
(a) For the period from November 8, 1999 (commencement of operations) to Decem-ber 31, 1999.

                       See Notes to Financial Statements.

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Salomon Brothers Variable Small Cap Growth Fund ("Fund") is a separate diversified investment portfolio of the Salomon Brothers Variable Series Funds Inc ("Series") whose primary investment objective is to seek long-term growth of capital. The Series, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company and consists of this Fund and seven other investment portfolios: Salomon Brothers Variable Capital Fund, Salomon Brothers Variable Total Return Fund, Salomon Brothers Variable High Yield Bond Fund, Salomon Brothers Variable Strategic Bond Fund, Salomon Brothers Variable Investors Fund, Salomon Brothers Variable U.S. Government Income Fund and Salomon Brothers Variable Asia Growth Fund. The Salomon Brothers Variable U.S. Government Income Fund and Salomon Brothers Variable Asia Growth Fund have not yet commenced operations. The financial statements and financial highlights for the other investment portfolios are presented in separate shareholder reports. The Fund and the other investment portfolios of the Series are offered exclusively for use with certain variable annuity and variable life insurance contracts offered through the separate accounts of various life insurance companies and qualified pension and retirement plans.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities traded in the over-the-counter market and securities for which no sales price was reported are valued at the mean of the current bid and asked prices; debt securities are valued using either prices or estimates of market values provided by market makers or independent pricing services; securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates market value; (d) dividend income is recorded on the ex-dividend date; foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (e) interest income, adjusted for accretion of original issue or market discount, is recorded on the accrual basis; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are recorded as currency gains or losses; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 2000, reclassifications were made to the capital accounts of the Fund to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of accumulated net investment loss, amounting to $12, was reclassified to paid in capital. Net investment income, net realized gains and net assets were not affected by this change; (j) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve the Fund from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Management Agreement and Transactions with Affiliated Persons

Salomon Brothers Asset Management Inc ("SBAM"), a wholly owned subsidiary of Salomon Brothers Holding Co. Inc., which, in turn, is wholly owned by Salomon Smith Barney Holdings, Inc. ("SSBH"), acts as investment manager to the Fund. Under the investment management agreement, the Fund pays an investment management fee calculated at the annual rate of 0.75% of its average daily net assets. This fee is calculated daily and paid monthly.

For the year ended December 31, 2000, SBAM waived all of its management fees and reimbursed expenses amounting to $12,692.

Notes to Financial Statements
(continued)

SBAM also acts as administrator to the Fund. As compensation for its services the Fund pays SBAM a fee calculated at an annual rate of 0.05% of its average daily net assets. This fee is calculated daily and paid monthly. SBAM has delegated its responsibilities as administrator to SSB Citi Fund Management LLC ("SSBC"), an affiliate of SBAM, pursuant to a Sub-Administration Agreement between SBAM and SSBC.

CFBDS, Inc. acts as the Fund's distributor. For the year ended December 31, 2000, there were no brokerage commissions paid to Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH.

3. Investments

During the year ended December 31, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

Purchases........................................................... $10,568,375
                                                                     ===========
Sales............................................................... $ 4,610,171
                                                                     ===========

At December 31, 2000, the aggregate gross unrealized appreciation and deprecia-tion of investments for Federal income tax purposes were substantially as fol-lows:

Gross unrealized appreciation....................................... $1,200,619
Gross unrealized depreciation.......................................   (746,391)
                                                                     ----------
Net unrealized appreciation......................................... $  454,228
                                                                     ==========

4. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the seller at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

5. Options Contracts

The Fund may from time to time enter into options contracts. Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At December 31, 2000, the Fund held purchased call options with a total cost of $22,771.

Notes to Financial Statements
(continued)

When the Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised the proceeds of the security sold will be increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The Fund enters into options for hedging purposes. The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

The following written covered call option transactions occurred during the year ended December 31, 2000:

                                                             Number of
                                                             Contracts Premiums
                                                             --------- --------
Options written, outstanding at December 31, 1999...........     --    $      0
Options written.............................................     34      16,659
Options canceled in closing purchase transactions...........    (20)    (15,301)
Options expired.............................................    (14)     (1,358)
                                                                ---    --------
Options written, outstanding at December 31, 2000...........     --    $      0
                                                                ===    ========

6. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract.

The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts) and the credit risk should a counterparty fail to perform under such contracts.

At December 31, 2000, the Fund had the following open futures contracts:

                  # of
 Purchased      Contracts                     Basis        Market      Unrealized
 Contracts       to Buy       Expiration      Value        Value          Gain
 ---------      ---------     ----------     --------     --------     ----------
Russell 2000         1           3/01        $231,332     $244,400      $13,068
                                                                        =======

7. Securities Traded on a When Issued Basis

The Fund may from time to time purchase securities on a when-issued basis. In a when-issued transaction, the Fund commits to purchasing securities which have not yet been issued by the issuer. Securities purchased on a when-issued basis, are not

Notes to Financial Statements
(continued)
settled until they are delivered to the Fund. Beginning on the date the Fund enters into the when-issued transaction, cash or other liquid securities are segregated to cover the amount of the purchase price of the when-issued security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At December 31, 2000, the Fund did not hold any when-issued securities.

8. Securities Traded on a To-Be-Announced Basis

The Fund may trade securities on a "to-be-announced" ("TBA") basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in Government National Mortgage Association ("GNMA") and other government agency transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash or other liquid securities are segregated in the amount of the TBA transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At December 31, 2000, the Fund did not hold any TBA securities.

9. Lending of Securities

The Fund may lend its securities to brokers, dealers and other financial organizations. The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded in interest income. Loans of securities by the Fund are collateralized by cash or other liquid securities that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At December 31, 2000, the Fund did not have any securities on loan.

10. Capital Stock

At December 31, 2000, the Series had 10,000,000,000 shares of capital stock authorized with a par value of $0.001 per share. Each share represents an equal proportionate interest and has an equal entitlement to any dividends and distributions made by the Fund.

Transactions in shares were as follows:

                                           Year Ended         Period Ended
                                        December 31, 2000 December 31, 1999(a)
                                        ----------------- --------------------
Shares sold............................      634,210            148,068
Shares issued on reinvestment of
 dividends.............................       21,643                 --
Shares reacquired......................     (135,921)               (28)
                                            --------            -------
Net Increase...........................      519,932            148,040
                                            ========            =======

------
(a) For the period November 8, 1999 (commencement of operations) through December 31, 1999.

Financial Highlights

For a share of capital stock outstanding for each year ended December 31, ex-cept where noted:

                                                               2000     1999(1)
                                                              ------   ------
Net Asset Value, Beginning of Year........................... $12.16   $10.00
                                                              ------   ------
Income (Loss) From Operations:
 Net investment income (loss) (2)............................  (0.02)    0.00*
 Net realized and unrealized gain ...........................   2.04     2.16
                                                              ------   ------
 Total Income From Operations................................   2.02     2.16
                                                              ------   ------
Less Distributions From:
 Net investment income.......................................  (0.00)*    --
 Net realized gains..........................................  (0.61)     --
 Capital.....................................................  (0.00)*    --
                                                              ------   ------
 Total Distributions.........................................  (0.61)     --
                                                              ------   ------
Net Asset Value, End of Year................................. $13.57   $12.16
                                                              ======   ======
Total Return (3).............................................  16.73%   21.60%++
Net Assets, End of Year (000s)............................... $9,064   $1,801
Ratios to Average Net Assets:
 Expenses (2)(4).............................................   1.50%    1.50%+
 Net investment income (loss)................................  (0.23)    0.16+
Portfolio Turnover Rate......................................    109%      16%

------
(1) For the period from November 8, 1999 (commencement of operations) through December 31, 1999.
(2) SBAM has waived all or part of its management fees for the year ended December 31, 2000 and the period ended December 31, 1999. In addition, SBAM has reimbursed the Fund for $12,692 and $27,494 in expenses for the year ended December 31, 2000 and the period ended December 31, 1999, respectively. If such fees were not waived and expenses not reimbursed, the per share (increase) decrease in net investment income (loss) and the actual expense ratio would have been as follows:

                            (Increase) Decrease to  Expense Ratios Without
                               Net Investment         Fee Waivers and/or
                           Income (Loss) Per Share  Expense Reimbursements
                           ------------------------ ----------------------
          2000............          $(0.07)                  2.52%
          1999............            0.20                  16.36+

(3) Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Total returns may also reflect a voluntary expense limitation imposed by Salomon Brothers Asset Management Inc to limit total Fund operating expenses. Absent this expense limitation, total returns for the Fund would be lower. Expense limitations may be revised or terminated.
(4) As a result of a voluntary expense limitation, expense ratios will not exceed 1.50%.
 *  Amount represents less than $0.01 per share.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

Report of Independent Accountants

To the Board of Directors and Shareholders of Salomon Brothers Variable Small Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Salomon Brothers Variable Small Cap Growth Fund ("Fund") at December 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended and for the period from November 8, 1999 (commencement of operations) through December 31, 1999, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, NY
February 14, 2001

Tax Information

(unaudited)
For Federal tax purposes the Fund hereby designates for the fiscal year ended December 31, 2000:

  *  A corporate dividends received deduction of  5.86%.

Salomon Brothers Variable Series Funds Inc


Investment Manager
     Salomon Brothers Asset Management Inc                  Officers
     7 World Trade Center                                   Heath B. McLendon
     New York, New York 10048                                    Chairman and President
                                                            Lewis E. Daidone
                                                                 Executive Vice President and Treasurer
Custodian                                                   Ross S. Margolies
     PFPC Trust Company                                          Executive Vice President
     8800 Tinicom Blvd.                                     Beth A. Semmel
     Suite 200                                                   Executive Vice President
     Philadelphia, Pennsylvania 19153                       Peter J. Wilby
                                                                 Executive Vice President
Legal Counsel                                               George J. Williamson
     Simpson Thacher & Bartlett                                  Executive Vice President
     425 Lexington Avenue                                   John B. Cunningham
     New York, New York 10017                                    Vice President
                                                            Matthew P. Ziehl
Independent Accountants                                          Vice President
     PricewaterhouseCoopers LLP                             Anthony Pace
     1177 Avenue of the Americas                                 Controller
     New York, New York 10036                               Christina T. Sydor
                                                                 Secretary

Directors
Charles F. Barber
     Consultant; formerly Chairman; ASARCO Incorporated
Carol L. Colman
     Consultant, Colman Consulting
Daniel P. Cronin
     Vice President-General Counsel,
     Pfizer International Inc.
Heath B. McLendon
     Chairman and President;
     Managing Director, Salomon Smith Barney Inc.
     President and Director, SSB Citi Fund Management LLC and Travelers Investment Advisers, Inc.

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